UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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☑Definitive Proxy Statement
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☐Soliciting Material Pursuant to §240.14a-12

ACUITY BRANDS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
January 22, 2025
Who We Are
Acuity Brands, Inc. (NYSE: AYI) is a market-leading industrial technology company. We use technology to solve problems
in spaces, light, and more things to come. Through our two
business segments, Acuity Brands Lighting and Acuity Intelligent
Spaces, we design, manufacture, and bring to market products and services that make a valuable difference in people's lives. We achieve growth through the development of innovative new products and services, including lighting, lighting controls, building management solutions, and location-aware applications.
We achieve customer-focused efficiencies that allow us to increase market share and deliver superior returns. We look to aggressively deploy capital to grow the business and to enter attractive new verticals.
Acuity Brands, Inc. is based in Atlanta, Georgia, with operations across
North America, Europe, and Asia. The Company is powered by approximately
13,000 dedicated and talented associates.
Our Mission
We use technology to solve problems in spaces, light, and more things to come.
Our Values
Integrity
We do the right thing,
the first time, every time.
Time
Time is the only constrained
resource. We focus on
what is most important.
Curiosity
We are always searching for
a better way. We are willing
and able to change.
Customer Obsessed
We see the world through the eyes
of customers and end-users. We
deliver on their needs.
People
We create an environment where the
best people come to do their best
work. We all succeed together.
Community
We care about the environment
and our neighbors. We make
communities better.
Owner's Mindset
We think and act like owners. We
focus on long-term, sustainable
value creation.
Letter to Stockholders
Dear Stockholders:
The Board of Directors ("Board") would like to thank you for your ongoing investment and continued confidence in Acuity Brands, Inc.
("Acuity Brands" or the "Company"). The Board oversees strategy, continuously monitors business performance, reviews capital deployment strategies, monitors risks, and examines other opportunities that have the potential to create additional value for stockholders.
We have successfully positioned our Company at the intersection of sustainability and technology, setting ourselves up for long-term growth by taking advantage of two of the most important mega-trends: minimizing the impacts of climate change and maximizing the impacts of technology.
Fiscal 2024 was a successful year of improved operating performance that delivered end-user satisfaction and improved financial results.
We improved margins, increased earnings per share, and generated strong cash flow from operations. We continued to allocate capital effectively, investing for future growth in our existing businesses, Acuity Brands Lighting and Acuity Intelligent Spaces. We are delivering better outcomes for our stakeholders and compounding wealth for our shareholders.
Our Acuity Brands Lighting segment continued to lead as the largest lighting and lighting controls company in North America. We have made the business more predictable, repeatable, and scalable through our strategy of increasing product vitality, elevating service levels, using technology to improve and differentiate both our products and how we operate the business, and driving productivity. In fiscal 2024, we combined our lighting and supply chain organizations under one leader to better align the end-to-end connectivity of our processes.
We evolved our differentiated product portfolios, Made to Order, Design SelectTM, and Contractor SelectTM, to create the most effective way for our end users and contractors to get what they need, when they need it, for their specific projects. And, we invested for future growth, prioritizing new verticals where we have not historically competed or where we are under-penetrated.
Our Acuity Intelligent Spaces segment had a very good year and continued to grow as an attractive technology business that makes spaces smarter, safer, and greener through our strategy of connecting the edge to the cloud. We expanded our addressable market, continued our impressive growth, and increased margins. We are delivering meaningful outcomes for end users that are powered by disruptive technologies and that generate strong financial results. Our open edge-to-cloud solutions currently operate buildings to maximize occupant experience and minimize energy and operational costs, and we believe we can do more in the future.
We have changed how the Company works through our Better.Smarter.Faster. operating system. Better.Smarter.Faster. is the combination of processes, tools, and ways of working that span from strategy to people to operating rhythms to problem solving. It is unique to our organization and allows us to drive strategic alignment, manage change, and deliver results.
Our values are at the core of our culture and help create a shared purpose for achieving our Company's strategic goals. We make decisions based on our values and these values guide how we treat each other and how we serve our customers and communities.
The combination of Better.Smarter.Faster. and our values allows us to operate more efficiently with greater distribution of responsibility and accountability throughout the Company. It is how we continue to improve our businesses and respond quickly and effectively to changing economic environments.
Our strategy is manifested through EarthLIGHT. It is the way we coordinate our efforts around Environmental, Social, and Governance considerations, measure our performance in key areas, and communicate about those efforts to our various stakeholders. We develop and sell products and services that help our customers save energy and reduce greenhouse gas (GHG) emissions during usage. We advance social initiatives in order to be the place where the best people come to do their best work and to make our communities better.
The Governance Committee receives regular updates regarding the Company's progress on these efforts, which help us continue to operate with integrity and transparency. We summarized our progress in our 2024 EarthLIGHT report, available on our website
www.acuitybrands.com.
We thank our stockholders and other stakeholders for taking the time to engage with us and welcome the opportunity to hear feedback.
We will continue to incorporate your input as we form our practices and policies. See Contacting the Board of Directors for information about how to reach the Board.
As we look ahead to fiscal 2025, the Board is confident in management’s ability to continue to take the necessary steps to drive our transformation forward.
Sincerely,

THE BOARD OF DIRECTORS
Neil M. Ashe, Chairman, President and CEO James H. Hance, Jr. Lead Director	Marcia J. Avedon, Ph.D. W. Patrick Battle Michael J. Bender	G. Douglas Dillard, Jr. Maya Leibman Laura G. O'Shaughnessy	Mark J. Sachleben Mary A. Winston
1170 Peachtree Street, N.E.
Suite 1200
Atlanta, Georgia 30309
Notice of Annual Meeting of Stockholders

Date and Time January 22, 2025 1:00 p.m. ET Online check-in begins at 12:45 p.m. ET	Place Access the Virtual Annual Meeting at www.virtualshareholder meeting.com/AYI2025	Record Date Stockholders of record at the close of business on November 25, 2024 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Purpose

Items of Business		Board Recommendation
1	Election of nine directors		FOR
each director nominee
2	Ratification of the appointment of our independent registered public accounting firm for fiscal 2025		FOR
3	Advisory vote to approve named executive officer compensation		FOR
4	Stockholder proposal regarding a director resignation bylaw	X	AGAINST
Stockholders will also consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Voting
Your vote is important. If you are a stockholder of record, you can vote by one of the following methods. In each case, please follow the instructions provided on the Notice of Internet Availability or Proxy Card. We encourage you to vote in advance, even if you plan to participate in the Annual Meeting.

Internet www.proxyvote.com	Telephone 1-800-690-6903	Mail Sign, date, and return your proxy card	During the Meeting Vote electronically during the Annual Meeting

Virtual Stockholders' Meeting Information
The Annual Meeting will be held in a virtual format only via the Internet. We believe a virtual meeting allows broader access by our stockholders and other interested parties without restricting participation. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/AYI2025. You will also be able to vote your shares electronically at the Annual Meeting. For more information about our virtual Annual Meeting processes, please see
Questions Relating to this Proxy Statement – Information about our Virtual Annual Meeting.
On or about December 12, 2024, we plan to commence mailing of a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K via the Internet and how to vote online. The
Notice of Internet Availability of Proxy Materials also contains instructions on how you can receive a paper copy of the proxy materials.
By order of the Board,
CHANDA KIRCHNER
Corporate Secretary
December 12, 2024

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 22, 2025.
The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Table of Contents

Acuity Brands, Inc. | 2025 Proxy Statement | 1
Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting.
Key Fiscal 2024 Business Performance Highlights
Acuity Brands is a market-leading industrial technology company. We use technology to solve problems in spaces, light, and more things to come. Through our two business segments, we design, manufacture, and bring to market products and services that make a difference in people's lives. We achieve growth through the development of innovative new products and services, including lighting, lighting controls, building management solutions, and location-aware applications. We achieve customer-focused efficiencies that allow us to increase market share and deliver superior returns. We look to aggressively deploy capital to grow the business and to enter attractive new verticals.

Net Sales	Diluted EPS (GAAP)	Adjusted Diluted EPS(1)	Cash Flow from Operations
$3,841M	$13.44	$15.56	$619M
(1)This is a non-GAAP financial measure used by the Board and management to assess the performance of the business. See Appendix A for a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP.
Key Fiscal 2024 Achievements
▪We achieved improved operating performance in fiscal 2024 that delivered end-user satisfaction and improved financial results
▪We continued to improve our business and allocate capital effectively
▪In our Lighting segment, our financial performance was strong, and we made progress on our strategy and on our initiatives. Our results are being driven by our strategy to increase product vitality, elevate service levels, use technology to improve and differentiate both our products and how we operate the business, and to drive productivity.
▪Evolved our strategic portfolios: Made to Order, Design SelectTM, and Contractor SelectTM, to create the most effective way for our end users to get what they need, when they need it, for their specific projects
▪Invested for future growth: Prioritized new verticals where we have not historically competed or where we are under-penetrated:
▪in the refueling market where we developed a new line of tailored product solutions; and
▪in the horticulture vertical where we built a product portfolio to service the horticulture environment through organic and inorganic product development
▪Combined our lighting and supply chain organizations under one leader to better align the end-to-end connectivity of our processes to accelerate growth and drive productivity
▪Continued to be recognized for innovation and won several notable awards for products throughout the year including the prestigious Red Dot® "Best of the Best" award
▪In our Spaces segment, we continued to deliver strong growth and expanded margins through our strategy of making spaces smarter, safer, and greener by connecting the edge to the cloud. We increased our addressable market by expanding where we compete and what we can control.
▪Expanded where we compete by adding System Integrator capacity in the UK, Australia and Asia
▪Completed the integration of the KE2 Therm Solutions, Inc. adding refrigeration controls into the Distech Controls business
▪Launched ResenseTM by Distech Controls® which won an award for best AI tech innovation for intelligent buildings
▪Won several notable sustainability awards for our Atrius® cloud applications
▪We generated significant cash flow and effectively allocated capital consistent with our priorities, including — we invested $64 million in capital expenditures, and acquired certain assets of Arize horticulture lighting. We increased our dividend per share 15 percent and allocated approximately $89 million to repurchase over 454,000 shares at an average price of $194 per share.
Allocating Capital Effectively as a Long-Term Source of Value
Our capital allocation strategy includes the following key elements:

1	Invest for growth in our current businesses	2	Enter new businesses through mergers and acquisitions	3	Increase our dividend	4	Create permanent value through share repurchases

Acuity Brands, Inc. | 2025 Proxy Statement | 2
PROXY STATEMENT SUMMARY
EarthLIGHT – Our Approach to ESG
We remained true to pursuing our strategic priorities in fiscal 2024 and illustrated that what we do matters. We continued
to develop and sell products and services that help our customers save energy and reduce greenhouse gas (GHG)
emissions during usage. We focused on creating an environment where the best people come to do their best work. We also continued our focus on receiving and acting on feedback from stockholders and others, including our associates, to ensure strong governance practices.
Our values – including that we care about the environment and our neighbors and we make communities better – are at the core of our culture and help create a shared purpose for achieving our Company's strategic goals. EarthLIGHT is the way we coordinate our efforts around Environmental, Social, and Governance ("ESG") considerations, measure our performance in key areas, and communicate about those efforts to our various stakeholders. The Governance Committee of our Board oversees our EarthLIGHT program.
The Company shares its ESG-related progress in the 2024 EarthLIGHT report available on its website at
www.acuitybrands.com .*
In fiscal 2024, we enhanced our ESG Risk Management
process to further integrate potential climate-related risks and opportunities within our overall risk analysis. Our 2024
EarthLIGHT Report, guided by the International
Sustainability Standards Board (ISSB) framework, now
includes, for the first time, a discussion on our identified climate-related risks and opportunities.
As a Company that prioritizes People as a core value, we
understand how diversity of backgrounds and experiences
is critical to our ongoing success, and our goal is to ensure that all associates feel valued, respected, and accepted for their contributions regardless of their race, sex, religion, ethnicity, age, gender identity, disabilities, national origin, sexual orientation, or other unique characteristics. Led by
our Inclusion and Belonging Council, we take a holistic
approach to creating an environment where the best people
can do their best work. Inclusion is the work being done
and Belonging is the desired outcome. The Compensation
and Management Development Committee is responsible
for the oversight of, and receives regular updates on, the
Company’s human capital.
In fiscal 2021, we created a robust three-year Diversity,
Equity, and Inclusion ("DEI") plan, which we initiated with
success in fiscal 2022 and continued through fiscal 2023.
Our DEI efforts are highly integrated with our business
objectives. We understand how diversity of backgrounds
and experiences is critical to our ongoing success, and our
goal is to ensure that all associates feel valued, respected, and accepted for their contributions regardless of their
race, sex, religion, ethnicity, age, gender identity,
disabilities, national origin, sexual orientation, or other
unique characteristics. The Compensation and
Management Development Committee is responsible for
the oversight of, and receives regular updates on, the
Company’s human capital.
Listening to our associates is key to progressing our
Listening to our associates is key to progressing our cultural transformation and business success. Our fiscal 2024
Company-wide Associate Engagement Survey results rose with sustainable engagement at 86% while participation achieved a 96% response rate. The participation rate is an indicator that our associates are confident that their feedback will lead to meaningful action.
We continue to benchmark ourselves against the highest performing companies. Our results are now included in the Willis
Towers Watson high-performance normative benchmark, which represents the top 5% of companies included in the survey. To be included in this category, companies must meet the criteria for outstanding financial performance and human resource practices compared to the industry average.
We continue to look for ways to ensure that our associates can be successful, aspiring to create the place where the best people come to do their best work. We have changed how the Company works through our Better.Smarter.Faster.
operating system. Better.Smarter.Faster. is a combination of processes, tools, and ways of working that spans from strategy to people to operating rhythms to problem solving. It is unique to our organization and allows us to drive strategic alignment, manage change and deliver results. We make decisions based on our values and these values impact how we treat each other and how we serve our customers.
*The information in the EarthLIGHT report and any other information on our website that we may refer to herein is not incorporated by reference into, and does not form any part of, this Proxy Statement.

Acuity Brands, Inc. | 2025 Proxy Statement | 3
PROXY STATEMENT SUMMARY
Board Composition Highlights
Our Director Nominees

				Current Committee Membership
Name and Primary Occupation	Independent	Tenure	Age	AC	CC	GC

Neil M. Ashe Chairman, President and Chief Executive Officer ("CEO")		4	57

Marcia J. Avedon, Ph.D. Former Executive Vice President, Chief Human Resources, Marketing and Communications Officer, Trane Technologies PLC		2	63

W. Patrick Battle Managing Partner, Stillwater Family Holdings		10	61

Michael J. Bender Former President and CEO, Eyemart Express, LLC		2	63

G. Douglas Dillard, Jr. Managing Partner, Slewgrass Capital, LLC and Slewgrass Partners, LLC		7	54

James H. Hance, Jr. Lead Director Operating Executive, The Carlyle Group LP		10	80			Chair

Maya Leibman Former Executive Vice President and Chief Information Officer, American Airlines Group, Inc.		4	58		Chair

Laura G. O'Shaughnessy Co-Founder and Chief Marketing Officer, The Picnic Group, Inc.		4	47

Mark J. Sachleben Former Chief Financial Officer and Corporate Secretary, New Relic, Inc.		3	59	Incoming Chair

AC	Audit Committee	CC	Compensation and Management Development Committee	GC	Governance Committee	Member

Acuity Brands, Inc. | 2025 Proxy Statement | 4
PROXY STATEMENT SUMMARY
Board Composition (as of December 12, 2024)

Total Diversity		Committees Chairs		Independence

50% 5 of 10 of our Current Directors are Diverse		67%	Self-Identify as Women	90%		of our Current Directors are Independent

		Age Distribution (Director Nominees)

		61	Average Age of Current Directors	1	<50

				4			50-59

				4			60-69

				1	>70

		Significant Board Refreshment		Board Tenure
		5	New Independent Directors Over Past 5 Years	5.8		Years Average Tenure

4 Self-Identify as Women	2 Self-Identify as Racially Diverse
		Board Tenure

		6				<5 years

(40)%	(20)%	2	6-10 years

		2	>10 years

Acuity Brands, Inc. | 2025 Proxy Statement | 5
PROXY STATEMENT SUMMARY
Skills and Experiences Represented by Director Nominees

Description of Skill or Experience

Executive Leadership:
Experience as a public company CEO or other executive officer, either current or past; or as a senior executive, division president, or functional leader within a complex organization

Corporate Governance:
Current or previous service on a public company board of directors;
or understanding of public company operating responsibilities and with issues commonly faced by public companies

Strategic Growth and Development: Knowledge of strategic planning and mergers and acquisitions in large organizations operating in multiple geographies

Operational/Manufacturing: Experience in the oversight of large-scale operations, including manufacturing in industries similar to the ones in which the Company operates

Finance, Accounting, and Capital Markets:
Knowledge of finance or financial reporting; experience with debt/
capital market transactions; or experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor

Human Capital and Talent Management: Experience in attracting, developing, and retaining talent and building strong cultures

Enterprise Risk Management/Sustainability:
Experience in oversight of enterprise-wide risk management,
including cybersecurity; or experience in creating long-term value by embracing opportunities and managing risks deriving from
ESG developments

Engineering, Technology, and Innovation: Experience in leading edge engineering and technology innovation; experience in digital transformation of a business

Acuity Brands, Inc. | 2025 Proxy Statement | 6
PROXY STATEMENT SUMMARY
Corporate Governance Highlights
Stockholder Engagement
Ongoing engagement and dialogue with our stockholders is important to the Company. We have adopted a robust and active year-round engagement philosophy that includes outreach for various purposes, including soliciting feedback in advance of filing this Proxy Statement. Our outreach efforts, led by our Board with input from the Compensation and
Management Development Committee and in partnership with our Senior Vice President, Chief Financial Officer and
Senior Vice President, Chief Human Resources Officer, sought feedback on governance priorities, compensation programs, and environmental and social issues. In our most recent pre-proxy season engagement cycle:

We contacted		We held approximately
40	of our top stockholders	10	meetings with stockholders

representing approximately		representing approximately
64%	of our outstanding common stock	31%	of our outstanding common stock

We engaged with stockholders in the following ways:

Off Season Engagement	Engagement Prior to Annual Meeting	Engagement Around and After Annual Meeting

▪Engaged stockholders
to understand their
respective viewpoints
▪Educated stockholders around
the Company’s corporate
strategy, business developments,
and financial position
▪Engaged stockholders to
understand any perception
gaps between the Company’s
performance and stockholder
interpretation of performance
	▪Sought feedback on potential matters for stockholder consideration at the Annual Meeting ▪Discussed any areas of concern that stockholders voiced	▪Provide clarification on matters being voted on after Annual Meeting material is published ▪Seek feedback on areas of concern to inform the Board’s future decisions

Our Response to Stockholder Feedback Relating to Executive Compensation
The Compensation and Management Development Committee carefully considers feedback from our stockholders regarding our executive compensation practices, as well as other compensation and governance best practices. The
Compensation and Management Development Committee implemented a series of changes to our executive compensation program in fiscal 2022 and fiscal 2023 and stockholders responded favorably. Stockholders indicated
continued support for these changes during our annual outreach program. Our say on pay ("Say on Pay") vote results at the annual meetings of stockholders held in January 2023 and January 2024 illustrate this support, with 95% of votes cast in favor of Say on Pay at each meeting. The following table summarizes the feedback received from stockholders relating to executive compensation in recent years and our responses:

Acuity Brands, Inc. | 2025 Proxy Statement | 7
PROXY STATEMENT SUMMARY

Feedback/What We Heard	Response/What We Did

Interest in increased focus on performance-based compensation
▪Beginning in fiscal 2022, our CEO received 75% of his long-term incentive program ("LTIP") award in the form of performance stock units ("PSUs"); the remaining 25% were in the form of restricted stock units ("RSUs")
▪Beginning in fiscal 2023, other named executive officers ("NEOs") received
60% of their LTIP awards in the form of PSUs (an increase from 50% in fiscal 2022); the remaining 40% were in the form of RSUs (a decrease from
50% in fiscal 2022)

Support of the Company's interest in adding a relative total shareholder return ("rTSR") measure to the LTIP
Beginning in fiscal 2023:
▪We added PSUs with an rTSR measure for all NEOs
▪CEO PSU awards (75% of his LTIP award) were allocated such that 50%
were based on return on invested capital ("ROIC") in excess of the weighted average cost of capital ("WACC"), and 25% were based on rTSR
▪Other NEO PSU awards (60% of their LTIP award) were allocated such that
40% were based on ROIC in excess of WACC, and 20% were based on rTSR

Interest in more descriptive disclosure of individual performance goals
▪Beginning in our proxy statement for our 2023 annual meeting, we included enhanced disclosure of individual performance goals in the short-term incentive program ("STIP") for all NEOs (see Key Achievements of our
NEOs).

Corporate Governance Enhancements
Our Board regularly evaluates and enhances our corporate governance practices. Key actions since 2020 include:
▪Continued refreshment of our Board membership, the leadership of our standing committees, and the membership of our standing committees, including focused succession planning (2020 - 2024)
▪Amended the Company's Bylaws and Certificate of Incorporation to eliminate supermajority voting provisions (2021)
▪Amended the Company's Certificate of Incorporation to allow Bylaw amendment granting stockholders' right to call a special meeting (2021)
▪Amended our Code of Ethics and Business Conduct to highlight our commitment to: remaining vigilant to prevent money laundering; designing, sourcing, and producing safe quality products for our customers; and complying with all requirements for doing business with the government or on publicly funded projects (2023)
▪Amended and Restated our Incentive-Based Compensation Recoupment Policy to comply with recently adopted New
York Stock Exchange ("NYSE") listing standards and Securities and Exchange Commission ("SEC") regulations governing compensation recovery policies (2023)
▪Amended and Restated our Certificate of Incorporation to provide for exculpation of certain officers of the Company, to the extent permitted by the Delaware General Corporation Law (2024)
▪Amended our Bylaws to address changes in SEC rules regarding universal proxy cards and changes in Delaware law (2024)
▪Amended the Company's Anti-Bribery and Anti-Corruption Policy and Whistleblower and Non-Retaliation Policy to
reflect the various laws and regulations in the jurisdictions where we operate as we expand geographically (2024)

Acuity Brands, Inc. | 2025 Proxy Statement | 8
PROXY STATEMENT SUMMARY
Governance Best Practices
The Board takes seriously its responsibility to represent the interests of stockholders and is committed to good corporate governance. To that end, the Board has adopted a number of policies and processes, including:
Board Independence & Oversight
▪Strong independent Lead Director
▪Robust director refreshment and succession planning
process (5 new independent directors added in the last
5 years)
▪Annual, robust Board and committee
self-evaluation process
▪Oversight of risk management by the Board
▪Oversight of ESG by the Governance Committee
Stockholder Rights
▪Majority voting for directors in uncontested elections
▪Annual election of all directors
▪Proxy access bylaw
▪No stockholder rights plan or “poison pill”
Equity Risk Mitigation
▪Executive and director stock ownership guidelines and
retention requirements until ownership level achieved
▪Prohibitions on hedging and pledging of our
common stock
▪Clawback policy (compliant with and exceeding NYSE
listing standards) for incentive compensation paid to
current and former covered officers
Executive Compensation Highlights
The Compensation and Management Development Committee reviews the Company’s executive compensation program to determine whether any changes are needed to align our compensation program with long-term stockholder value creation and strengthen our pay aligned to performance approach to compensation for our NEOs. In fiscal 2023, we added an rTSR metric to the PSUs for our NEOs and increased the weighting of our LTIP awards of the NEOs (excluding the CEO, whose LTIP awards were already 75% performance-based) more heavily toward performance. We believe that these changes strengthened our compensation processes for years to come and were aligned with feedback from our stockholders. As a result, no further compensation program design changes were made for the fiscal 2024 plan year.
Executive Compensation Strategy
Our compensation strategy is consistent with and supportive of our long-term goals and is founded on the following principles:
▪alignment of pay and performance;
▪alignment with the Company's business and operating strategy;
▪alignment with stockholder value creation;
▪consistency with peer group and market practice;
▪motivation and retention of key talent; and
▪flexibility to withstand uncertainty and difficulty in a challenging economic climate.

Acuity Brands, Inc. | 2025 Proxy Statement | 9
PROXY STATEMENT SUMMARY
Compensation Program Design
During our stockholder engagement in fiscal 2024, we shared an overview of our current executive compensation programs and discussed with interested stockholders program changes implemented during the past few years, such as the addition of an rTSR metric and increasing the weighting of our performance-based compensation for NEOs. After reviewing market trends and receiving shareholder support for our programs, we made no compensation program design changes for fiscal 2024.
The following tables highlight several design changes we implemented in fiscal 2023 and fiscal 2022 in response to feedback received from our stockholders.

Fiscal 2023 Design Changes

Addition of an rTSR metric in LTIP for all NEOs
▪For the CEO, 75% of the LTIP award was in the form of PSUs, with 50%
based on ROIC in excess of WACC, and 25% based on rTSR.
▪For other NEOs, 60% of the LTIP award was in the form of PSUs, with 40%
based on ROIC in excess of WACC, and 20% based on rTSR.

Increased weighting of PSUs in LTIP for non-CEO NEOs to further align with CEO and stockholders
▪The CEO continues to have 75% of the LTIP that is performance-based, which was increased in fiscal 2022.
▪Other NEOs now have 60% of the LTIP that is performance-based, an increase from 50% in fiscal 2022.

Fiscal 2022 Design Changes

Alignment of CEO performance-based compensation with other NEOs
The CEO participated in the LTIP in fiscal 2022, receiving similar award types as other NEOs. The CEO's weighting was 75% in PSUs and 25% in RSUs, while other NEOs' weighting remained at 50% in both PSUs and RSUs.

Alignment of RSU vesting period with PSU vesting period	The vesting period of RSUs was changed from four years to three years to align with the three-year vesting and performance period of our PSUs.

Acuity Brands, Inc. | 2025 Proxy Statement | 10
PROXY STATEMENT SUMMARY
Compensation Best Practices

What We Do	What We Don't Do

  We align pay and performance by providing a
greater portion of compensation in
incentive compensation
  We conduct an annual compensation risk
assessment to ensure designs of STI and LTI
Programs discourage excessive risk taking
  We conduct an annual review of peers, as well as
benchmark pay practices and pay levels to
ensure compatibility
  We retain an independent compensation
consultant to advise on director and executive
compensation matters
  We conduct regular outreach with stockholders
to discuss and review our executive
compensation program
  We have stock ownership guidelines for all
executive officers and directors
  We have a clawback policy that complies with and
exceeds NYSE listing standards, and we include
clawback rights in our equity award agreements
  We limit perquisites
  We have an annual Say on Pay vote

  We do not have employment agreements with
executive officers
  We do not have "single-trigger" provisions for
payout of benefits under change in control
agreements
  We do not have tax gross-ups in severance or
change in control agreements
  We do not allow new SERP participants
  We do not allow executive loans
  We do not permit hedging or pledging of stock by
directors and executive officers
  We do not pay dividends on equity awards until
performance units are earned or time-based
awards vest
  We do not allow repricing or backdating of
stock options

Acuity Brands, Inc. | 2025 Proxy Statement | 11
PROXY STATEMENT SUMMARY
Pay and Performance Alignment
At Acuity Brands, the core tenet of our executive compensation philosophy continues to be "pay aligned to performance."
As such, a significant portion of the direct compensation opportunity for our NEOs is variable and "at-risk" since it is based on the achievement of financial performance goals, the value of our stock, or an individual performance assessment. The following graphic and table show the various elements of direct compensation and target pay mix for our NEOs. For fiscal
2024, our CEO’s variable pay represented 88% of total direct compensation opportunity, and for our other NEOs, variable pay represented on average approximately 77% of total direct compensation opportunity.
ELEMENTS OF FISCAL 2024 DIRECT COMPENSATION

Base Salary
Short-Term Incentive
Long-Term Incentive

12%

Base Salary
Long-Term Incentive
Short-Term Incentive

23%
Other
NEOs
77%
Performance-
Based
18%
CEO
88%
Performance-
Based
54%
70%
23%

Vehicle and Measures	Objective
Long-Term Incentive Award

▪For the CEO, weighting is:
▪75% PSUs, with 50% based on three-year
adjusted ROIC in excess of WACC, and 25%
based on rTSR; and
▪25% RSUs
▪For other NEOs, weighting is:
▪60% PSUs, with 40% based on three-year
adjusted ROIC in excess of WACC, and 20%
based on rTSR; and
▪40% RSUs

▪Provide variable equity compensation opportunity based on
achievement of performance goals over a three-year period;
▪Reward Company and individual performance;
▪Drive a balanced perspective of both internal and relative
performance over the long-term;
▪Encourage and reward long-term appreciation of
stockholder value;
▪Encourage long-term retention through three-year
performance period associated with PSUs and three-year
vesting periods for RSUs; and
▪Align interests of executives with those of stockholders.

Short-Term Incentive Award

For all NEOs: ▪Company Performance (80%): ▪Net sales (34%) ▪Adjusted operating profit (33%) ▪Free cash flow (33%) ▪Individual Performance (20%): ▪Including ESG Goals
▪Provide variable cash compensation opportunity based on
achievement of annual performance goals aligned with
business objectives;
▪Reward focus on operational performance, profitability, and cash flow generation; and
▪Reward individual performance and ESG goal attainment
aligned with Company and stockholder interest.

Base Salary

▪Provide a competitive level of fixed cash compensation; and ▪Reward individual performance, level of experience, and responsibility.

Acuity Brands, Inc. | 2025 Proxy Statement | 12
PROXY STATEMENT SUMMARY
Fiscal 2024 Performance
We achieved the following:

Fiscal Year Ended August 31 ($ millions, except diluted earnings per share)	GAAP	Non-GAAP(1)
Net Sales

Diluted Earnings Per Share / Adjusted Diluted Earnings Per Share

Net Cash Flow From Operating Activities (GAAP) / Free Cash Flow (Non-GAAP)

(1)This column includes non-GAAP financial measures used by the Board and management to assess the performance of the business. See Appendix A for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP.
Net sales of $3.84 billion for the year ended August 31, 2024 decreased by $111 million, or 2.8%, compared with the prior-
year period due to declines in sales within our Lighting segment, partially offset by higher sales within our Spaces segment. Acquisitions and divestitures did not have material impacts on consolidated net sales for the year ended
August 31, 2024.
Diluted earnings per share for fiscal 2024 was $13.44 compared with $10.76 for the prior-year period, an increase of
$2.68 per share, or 24.9%. The increase in diluted earnings per share reflects higher net income, and lower outstanding diluted shares. Adjusted diluted earnings per share for fiscal 2024 was $15.56 compared with $14.05 for the prior-year period, an increase of $1.51 per share or 10.7%. The improvement in adjusted diluted earnings per share reflects higher adjusted net income, as well as lower outstanding diluted shares.
We generated $619 million of cash flows from operating activities during fiscal 2024 compared with $578 million in the prior-year period, an increase of $41 million. This increase was due primarily to higher net income in fiscal 2024, partially offset by higher working capital investments to fund profitable growth. We allocated capital to $64 million in capital expenditures to support organic growth in our business, $18 million in dividends paid to stockholders, and $89 million, or
454,000, of share repurchases.

Acuity Brands, Inc. | 2025 Proxy Statement | 13
PROXY STATEMENT SUMMARY
Financial Performance Measures for Short-Term Incentive Program
The financial performance measures and their relative weightings are established by the Compensation and Management
Development Committee and ratified by the Board early in the fiscal year. In selecting appropriate performance measures, the Compensation and Management Development Committee considers management's recommendations, which incorporate and consider the long- and short-term strategic goals of the Company, and reviews available peer company information and other market data provided by its compensation consultant.
Each of the financial performance measures shown below may be adjusted to exclude the impact of: (a) special charges for streamlining efforts and impairments; (b) the distortive effect of business acquisitions and/or dispositions; (c) purchase accounting adjustments; (d) significant changes in income tax rates or regulations; (e) significant changes in foreign currency; (f) refinancing or extinguishment of debt; (g) changes in accounting principles or accounting policies; and (h) any other unusual gain or loss or event deemed appropriate by the Compensation and Management Development Committee.
For fiscal 2024, there were no adjustments made to these results.

SHORT-TERM INCENTIVE PROGRAM FINANCIAL PERFORMANCE MEASURES
Measure(2)	Weighting	Performance Objectives(1)			Actual (in millions)	Achievement % (rounded)	Weighted Payout % (rounded)
		Threshold	Target	Maximum
Net sales					$3,841	106%	36%
Adjusted operating profit					$553	130%	43%
Free cash flow					$555	132%	44%
				Company Payout Percentage			123%
(1)Threshold, Target, and Maximum are payable at 50%, 100%, and 200%, respectively.
(2)Adjusted operating profit and free cash flow are non-GAAP financial measures. See Appendix B for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP and information relating to the calculation of these performance measures.
Performance-Based Incentive Compensation
The Compensation and Management Development Committee made no compensation program design changes for our
NEOs for fiscal 2024, but made key compensation decisions for our NEOs for fiscal 2024 as discussed below.
STIP payouts for fiscal 2024 were based on the achievement of previously established financial performance measures and the achievement of individual performance goals. Eighty percent (80%) of the cash incentive opportunity could be earned based on the Company's performance relative to net sales, adjusted operating profit, and free cash flow. The actual financial performance achieved in reference to the threshold, target, and maximum ranges resulted in achievements of net sales at 106%, adjusted operating profit at 130%, and free cash flow at 132%. Based on the weighting of each financial measure, this resulted in a payout based on the Company performance of 123%. Twenty percent (20%) of the cash incentive opportunity could be earned based on achievement of individual performance goals, which include ESG goals. Each NEO's final STIP payout was calculated by taking the sum of the individual participant's base salary multiplied by their STIP target percent, then applying the achievement level of the financial performance measures and the individual performance level.
The Board granted NEOs equity awards for fiscal 2024 in October 2023 under the LTIP as follows:
▪For the CEO (a) 75% in the form of PSUs that vest, if at all, three years from the grant date based on performance, and
(b) 25% in the form of RSUs that vest ratably over a three-year period.
▪For all other NEOs (a) 60% in the form of PSUs that vest, if at all, three years from date of grant based on performance, and (b) 40% in the form of RSUs that vest ratably over a three-year period.
The actual number of PSUs earned will be determined at the end of the three-year period based on the level of achievement of adjusted ROIC in excess of established WACC thresholds and our relative ranking against the S&P 400
Capital Goods Index, both of which may allow for an earned payout up to two times the number of PSUs originally awarded. If the threshold financial performance measures are not achieved, no PSUs are earned.

Acuity Brands, Inc. | 2025 Proxy Statement | 14
Corporate Governance at Acuity Brands

ITEM 1:	ELECTION OF DIRECTORS

The Board has nominated the nine current directors listed below to be re-elected to serve a one-year term expiring at our next annual meeting of stockholders or until a successor is elected or qualified. After years of valuable service, Ms.
Winston will not stand for election at the Annual Meeting. Our Board expresses its deep appreciation to Ms. Winston for her many contributions to the Company during her seven-year term including her strong leadership as the Chair of our Audit Committee.
Neil M. Ashe
Marcia J. Avedon, Ph.D.
W. Patrick Battle
Michael J. Bender
G. Douglas Dillard, Jr.
James H. Hance, Jr.
Maya Leibman
Laura G. O'Shaughnessy
Mark J. Sachleben
Our Bylaws provide that the number of directors constituting the Board shall be determined from time to time by the
Board. Currently, the number of directors constituting the Board is fixed at ten. The Board has determined to reduce the number of directors constituting the Board to nine, effective immediately following the Annual Meeting. All of the director nominees listed above were recommended to the Board for re-election by the Governance Committee. If elected, each nominee will hold office for a one-year term expiring at our next annual meeting or until a successor is elected or qualified.
Our Corporate Governance Guidelines provide that persons will not be nominated for election after their 75th birthday unless the Board, on the recommendation of the Governance Committee, determines that due to unique or extenuating circumstances it is in the best interests of the Company and its stockholders to waive such limitation. Directors are expected to offer to resign as of the annual meeting following their 75th birthday. The Board waived the age requirement for Mr. Hance, age 80, who has been nominated for election at this Annual Meeting. An additional one-year term for Mr.
Hance will provide continuity during our ongoing board review and refreshment process, as well as allow the Company to continue to benefit from his diverse skills and experience.
The persons named in the accompanying proxy, or their substitutes, will vote for the election of the nine nominees. No proposed nominee is being elected pursuant to any arrangement or understanding between the nominee and any other person or persons. All nominees have consented to stand for election at this meeting. If any of the proposed nominees become unable or unwilling to serve, the persons named as proxies in the accompanying proxy, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any substitute nominees in accordance with their judgment.
A summary of each director nominee’s business experience and qualifications, other public company directorships held currently or in the last five years, and membership on the standing committees of the Board of the Company is below.
The Board recommends that you vote FOR each of the Director Nominees.

Acuity Brands, Inc. | 2025 Proxy Statement | 15
CORPORATE GOVERNANCE AT ACUITY BRANDS
Director Information
Board Skills and Experience Summary

Executive Leadership:
Experience as a public company CEO or other executive officer, either current or past; or a senior executive, division president, or functional leader within a complex organization

Corporate Governance:
Current or previous service on a public company board of directors; or understanding of public company operating responsibilities and with issues commonly faced by public companies

Strategic Growth and Development: Knowledge of strategic planning and mergers and acquisitions in large organizations operating in multiple geographies

Operational/Manufacturing: Experience in the oversight of large-scale operations, including manufacturing in industries similar to the ones in which the Company operates

Finance, Accounting, and Capital Markets:
Knowledge of finance or financial reporting; experience with debt/capital market transactions; or
experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor

Human Capital and Talent Management: Experience in attracting, developing, and retaining talent and building strong cultures

Enterprise Risk Management/Sustainability:
Experience in oversight of enterprise-wide risk management, including cybersecurity; or experience in creating long-term value by embracing opportunities and managing risks deriving from
ESG developments

Engineering, Technology, and Innovation: Experience in leading edge engineering and technology innovation; experience in digital transformation of a business

Acuity Brands, Inc. | 2025 Proxy Statement | 16
CORPORATE GOVERNANCE AT ACUITY BRANDS
Director Nominees

SKILLS AND QUALIFICATIONS
Mr. Ashe brings to our Board extensive executive leadership experience and demonstrated ability to lead innovation, growth and change in competitive and fast-
moving industries. His expertise, including in the following areas, qualifies him to serve as a director of our Board: executive leadership; corporate governance; strategic growth and development; operations and manufacturing; finance, accounting, and capital markets; human capital and talent management; enterprise risk management and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Chairman of the Board of the Company since January 2021
▪President and Chief Executive Officer of the Company since January 2020
▪CEO of Faster Horses LLC, which invests in, operates and advises companies that are embracing the power of digital to grow and change their businesses, from
February 2017 to December 2019
▪President and CEO, Global eCommerce & Technology, of Walmart, Inc., a
multi-national retail corporation, from January 2012 to January 2017
▪President of CBS Interactive, an online content network for information and entertainment, from July 2008 to July 2011
▪CEO of CNET Networks, Inc., an online platform that provides media and marketing services, from 2006 to 2008
▪Served on the Boards of Directors of numerous companies, including CNET
Networks, Inc. and AMC Networks, Inc.
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: None
▪Previous (during the past 5 years): Vericity, Inc.

NEIL M. ASHE Director Since: 2020 Age: 57 Non-Independent (Chairman, President and Chief Executive Officer) Committees: None

SKILLS AND QUALIFICATIONS
Dr. Avedon brings to our Board over 30 years of experience leading organizational transformation, talent and succession management, culture change, corporate social responsibility and communications. Her expertise, including in the following areas, qualifies her to serve as a director of our Board: executive leadership; corporate governance; strategic growth and development; operations and manufacturing; finance, accounting, and capital markets; human capital and talent management; enterprise risk management and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Founder and CEO, Avedon Advisory LLC, an executive coaching, consulting and educational services company, since April 2022
▪Executive Vice President, Chief Human Resources, Marketing and Communications
Officer for Trane Technologies PLC, a climate control innovation company (previously
Ingersoll Rand, plc), from March 2020 to April 2022
▪Executive Vice President, Chief Human Resources, Marketing and Communications
Officer for Ingersoll Rand, plc, a global diversified industrial and climate solutions provider, from December 2019 to March 2020, and Senior Vice President, Human
Resources, Communications and Corporate Affairs for Ingersoll Rand, plc, from
February 2007 to December 2019
▪Chief HR Officer of Merck & Company from January 2002 to December 2006
▪Positions in Human Resources of increasing responsibility at Honeywell International from 1995 to 2002
▪Early career included positions in human resources at Anheuser-Busch Companies,
Inc. and as a consultant with Booz, Allen & Hamilton, Inc.
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: Generac Holdings Inc.
▪Previous (during the past 5 years): GCP Applied Technologies and Lincoln
National Corporation

MARCIA J. AVEDON, Ph.D. Director Since: 2022 Age: 63 Independent Committees: Compensation and Management Development; Governance

Acuity Brands, Inc. | 2025 Proxy Statement | 17
CORPORATE GOVERNANCE AT ACUITY BRANDS

SKILLS AND QUALIFICATIONS
Mr. Battle brings to our Board extensive operational, strategic, and marketing expertise gained through his senior leadership positions. His expertise, including in the following areas, qualifies him to serve as a director of our Board: executive leadership; corporate governance; strategic growth and development; operations and manufacturing; finance, accounting, and human capital and talent management; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Managing Partner of Stillwater Family Holdings since 2010
▪Executive Chairman of Diamond Baseball Holdings, an organization that owns and operates select Minor League Baseball clubs affiliated with Major League Baseball, since December 2021
▪Chairman of IMG College (formerly known as The Collegiate Licensing Company,
“CLC”), a national collegiate licensing and marketing firm, from 2007 to 2011; prior to joining IMG in 2007, Mr. Battle was president and CEO of CLC, where he worked since 1984
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: MasterCraft Boat Holdings, Inc.
▪Previous (during the past 5 years): None

W. PATRICK BATTLE Director Since: 2014 Age: 61 Independent Committees: Compensation and Management Development; Governance

SKILLS AND QUALIFICATIONS
Mr. Bender brings to our Board a strong background as an executive leader with extensive experience operating businesses at scale in the retail, integrated healthcare, real estate, e-commerce and global food and beverage industries. His expertise, including in the following areas, qualifies him to serve as a director of our Board:
executive leadership; corporate governance; strategic growth and development;
operational and manufacturing; finance, accounting, and capital markets; human capital and talent management; enterprise risk and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪President and CEO of Eyemart Express, LLC (“Eyemart”), an eyecare retailer, from
January 2018 to April 2022, having previously served as President of Eyemart from
September 2017 to January 2018
▪Chief Operating Officer, Global eCommerce of Walmart Inc. (“Walmart”), a
multinational retail corporation, from July 2014 to February 2017, following service in various executive level positions at Walmart, including EVP and President of West
Business Unit from 2011 to 2014; SVP, Mountain Division from 2010 to 2011; and
Vice President and General Manager of Southwest Region from 2009 to 2010
▪Various senior level positions from 2003 to 2007 at Cardinal Health, Inc., a global, integrated healthcare services and products company, including President and
General Manager, Retail and Alternate Care
▪Vice President, Store Operations of L-Brands, Inc., Victoria Secret Stores, an
international specialty retailer, from 1999 to 2002
▪Variety of sales, finance, and operating roles at PepsiCo, Inc., a global food and beverage company, from 1984 to 1999
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: Kohl’s Corporation
▪Previous (during the past 5 years): Ryman Hospitality Properties, Inc.

MICHAEL J. BENDER Director Since: 2022 Age: 63 Independent Committees: Audit; Governance

Acuity Brands, Inc. | 2025 Proxy Statement | 18
CORPORATE GOVERNANCE AT ACUITY BRANDS

SKILLS AND QUALIFICATIONS
Mr. Dillard brings to our Board financial and strategic expertise, including his vast and relevant experience with software and business service companies, which is fundamental to the Company’s current strategic direction. His expertise, including in the following areas, qualifies him to serve as a director of our Board: executive leadership;
corporate governance; strategic growth and development; finance, accounting, and capital markets; human capital and talent management; enterprise risk management and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Founder and Managing Partner of Slewgrass Capital, LLC, and Slewgrass Partners,
LLC, a family investment fund, since 2017
▪Co-Managing Partner of Standard Pacific Capital (“Standard Pacific”), an investment management firm, from 2005 to 2016
▪Investment Partner of Standard Pacific from 1998 to 2005, responsible for the firm’s investments in software and business service companies and non-Asia emerging markets
▪Co-Portfolio Manager of Standard Pacific’s flagship Global Fund from 2005 to 2016
▪Adjunct professor at the McDonough School of Business at Georgetown University
since 2017
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: None
▪Previous (during the past 5 years): None

G. DOUGLAS DILLARD, JR. Director Since: 2017 Age: 54 Independent Committees: Audit; Governance

SKILLS AND QUALIFICATIONS
Mr. Hance brings to our Board extensive leadership, operational, and financial expertise, as well as significant corporate governance knowledge from his service on other large public company boards. His expertise, including in the following areas, qualifies him to serve as a director of our Board: executive leadership; corporate governance; strategic growth and development; operations and manufacturing; finance, accounting, and capital markets; human capital and talent management; enterprise risk management and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Operating executive of The Carlyle Group LP, a global investment firm, since 2005
▪Vice Chairman of Bank of America Corporation, a bank and financial holding company, from 1993 to 2005; Chief Financial Officer from 1988 to 2004
▪Chairman and co-owner of Consolidated Coin Caterers Corporation, a manufacturer, marketer, and distributor of soft drinks, from 1985 to 1986
▪Partner at PricewaterhouseCoopers, a multinational professional services brand of firms, from 1979 to 1985; audit staff from 1969 until 1978
▪Certified Public Accountant
▪Served on the Boards of Directors of numerous companies, including Cousins
Properties Incorporated, Duke Energy Corporation, Ford Motor Company, Parkway,
Inc., Sprint-Nextel Corporation, Rayonier, Inc., EnPro Industries, Morgan Stanley, and
Bank of America Corporation
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: The Carlyle Group, Inc.
▪Previous (during the past 5 years): None

JAMES H. HANCE, JR. Director Since: 2014 Age: 80 Independent Committees: Compensation and Management Development; Governance (Chair)

Acuity Brands, Inc. | 2025 Proxy Statement | 19
CORPORATE GOVERNANCE AT ACUITY BRANDS

SKILLS AND QUALIFICATIONS
Ms. Leibman brings to our Board extensive technology, cybersecurity, operational, strategic and leadership expertise gained through her senior leadership positions. Her expertise, including in the following areas, qualifies her to serve as a director of our
Board: executive leadership; corporate governance; strategic growth and development;
finance, accounting, and capital markets; human capital and talent management;
enterprise risk management and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Director, Environment Agency Board, a Non-Departmental Public Body set up under the Environment Act 1995 (UK) to take an integrated approach to environmental protection and enhancement in England, since April 2024
▪Senior Advisor, American Airlines Group Inc., a publicly traded airline holdings company (“AA”), from January 2023 to January 2024
▪Executive Vice President and Chief Information Officer of AA from November 2015 to
December 2022
▪Senior Vice President and Chief Information Officer of AA from December 2011 to
November 2015
▪Various roles of increasing responsibility at AA from September 1994 to July 2010
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: None
▪Previous (during the past 5 years): None

MAYA LEIBMAN Director Since: 2020 Age: 58 Independent Committees: Compensation and Management Development (Chair); Governance

SKILLS AND QUALIFICATIONS
Ms. O'Shaughnessy brings to our Board extensive digital, technology, business development, and strategic expertise gained through her various leadership positions.
Her expertise, including in the following areas, qualifies her to serve as a director of our
Board: executive leadership; corporate governance; strategic growth and development;
finance, accounting, and capital markets; human capital and talent management; and
engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Co-Founder and Chief Marketing Officer, The Picnic Group, Inc., a boutique holding company of food brands, since December 2022
▪Independent Consultant since August 2020
▪Chief Digital Officer of ReserveBar, an e-commerce leader in rare, luxury, and ultra-
premium spirits, from August 2022 to October 2022
▪Co-Founder of Code3 (formerly SocialCode), a technology company that manages digital and social advertising for leading consumer brands, and served as CEO from
2009 to August 2020
▪Business and Product Strategy of the Slate Group, an online publisher, from 2009 to 2010
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: Vroom, Inc.
▪Previous (during the past 5 years): None

LAURA G. O'SHAUGHNESSY Director Since: 2020 Age: 47 Independent Committees: Audit; Governance

Acuity Brands, Inc. | 2025 Proxy Statement | 20
CORPORATE GOVERNANCE AT ACUITY BRANDS

SKILLS AND QUALIFICATIONS
Mr. Sachleben brings to our Board extensive financial, digital technology, and strategic planning expertise, as well corporate governance experience gained through his senior leadership positions. His expertise, including in the following areas, qualifies him to serve as a director of our Board: executive leadership; corporate governance; strategic growth and development; finance, accounting, and capital markets; human capital and talent management; enterprise risk management and sustainability; and engineering, technology, and innovation.
CAREER HIGHLIGHTS
▪Advisor to the Chief Financial Officer of New Relic, Inc. (“New Relic”), an engineer focused, data-driven company, from August 2022 to May 2023
▪Chief Financial Officer of New Relic from April 2008 to August 2022
▪Corporate Secretary of New Relic from February 2018 to August 2022
▪Vice President of Finance of Wily Technology, Inc., a software company, from
December 1999 to March 2006
OTHER PUBLIC COMPANY DIRECTORSHIPS
▪Current: MeridianLink, Inc.
▪Previous (during the past 5 years): None

MARK J. SACHLEBEN Director Since: 2021 Age: 59 Independent Committees: Compensation and Management Development; Governance

Acuity Brands, Inc. | 2025 Proxy Statement | 21
CORPORATE GOVERNANCE AT ACUITY BRANDS
Director Nomination Process
Annual Assessment of Size, Composition, and Structure
The Governance Committee, comprised of all of our independent directors, is responsible for recommending to the Board the director nominees to be elected by our stockholders each year at our annual meeting of stockholders. The
Governance Committee is also responsible for recommending to the Board any nominees for appointment to fill a new
Board seat or Board vacancy. To fulfill these responsibilities, the Governance Committee annually assesses the requirements of the Board and makes recommendations to the Board regarding its size, composition, and structure.
Incumbent Nominations
In determining whether to nominate an incumbent director for re-election, the Governance Committee, in consultation with the Board Chair and the Lead Director, evaluates each incumbent director’s continued service in light of the current assessment of the Board’s requirements, taking into account factors such as evaluation of the incumbent’s performance.
Identification and Consideration Process of a New Nominee

1	Identification of Qualified Candidates

The Governance Committee first identifies a qualified candidate or candidates. Candidates may be identified through:
the engagement of an outside search firm; recommendations from independent directors, the Board Chair, management or other advisors to the Company; or stockholder recommendations.

2	Review of Qualifications

The Governance Committee reviews the qualifications of each candidate. As expressed in our Corporate Governance
Guidelines, we do not set specific criteria for directors, but the Governance Committee reviews the qualifications and skills of each candidate, including, but not limited to, the candidate’s experience, judgment, diversity, and experience in or knowledge of marketing, innovation, manufacturing, cybersecurity, software, electronic and distribution technologies, international operations, and accounting or financial management.

3	Candidate Interview

Final candidates are interviewed by multiple Governance Committee members, as well as the Board Chair and the Lead Director (who currently is the Governance Committee Chair).

4	Recommendation

The Governance Committee makes a recommendation to the Board based on its review, the results of interviews with the candidates, and all other available information.

5	Final Decision

The Board makes the final decision on whether to invite a candidate to join the Board after completion of independence, reference, and background checks.

6	Invitation

The Board-approved invitation is extended by the Governance Committee Chair and the Board Chair.

Acuity Brands, Inc. | 2025 Proxy Statement | 22
CORPORATE GOVERNANCE AT ACUITY BRANDS
Importance of Board Diversity
Our Corporate Governance Guidelines provide that the Governance Committee should consider diversity when reviewing the appropriate experience, skills, and characteristics required of directors. In evaluating director candidates, the Governance Committee considers the diversity of the experience, skills, and characteristics that each candidate brings to the Board and whether the candidate’s background, qualifications and characteristics will complement the overall membership of the Board. For purposes of Board composition, diversity also may include, among other unique characteristics, age, gender, ethnicity, race, national origin, and/or geographic background. The
Governance Committee and the Board seek to maintain a Board comprised of talented and dedicated directors with a diverse mix of skills, backgrounds, and expertise in areas that will foster the Company's continued business success and that will reflect the diverse nature of the business environment in which we operate. The Board maintains a Board Diversity Policy which is available on the Company's website at www.acuitybrands.com under
For Investors then Governance—Committee Charters & Governance Documents.
Importance of Time Commitment
The Board believes that directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively and should be committed to serve on the Board for an extended period of time. Therefore, our Corporate Governance Guidelines generally prohibit (i) an outside director from serving on more than four public company boards (including our Board) at one time, (ii) our CEO from serving on more than two public company boards (including our Board) at one time, and (iii) the Board Chair or Lead Director from serving on more than three public company boards (including our Board).
Stockholder Recommendations for Candidates for Director
Pursuant to a policy adopted by the Board, the Governance Committee will consider recommendations for candidates for director from stockholders made in writing via certified mail and addressed to the attention of the Chair of the Governance
Committee, c/o Corporate Secretary, Acuity Brands, Inc., 1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia
30309. The Governance Committee will consider such recommendations on the same basis as those from other sources.
Stockholders making recommendations for candidates for director should provide the same information required for director nominations by stockholders at an annual meeting, and such recommendations must be received by the
Company in accordance with the advance notice provision of our Bylaws, each as explained in the section entitled Next
Annual Meeting—Stockholder Proposals and Director Nominations.
Proxy Access Nominations
Our Bylaws enable a stockholder, or a group of up to 20 stockholders, owning 3% or more of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials director candidates constituting up to the greater of 20% of the number of directors then in office or two directors, subject to the requirements specified in our Bylaws. Stockholders who wish to nominate director candidates for inclusion in our proxy materials under our proxy access Bylaw provisions must satisfy the requirements (including, but not limited to, the timelines) in our Bylaws as described in the section entitled Next Annual Meeting—Stockholder Proposals and Director Nominations. The Board
expects to evaluate any director candidates nominated through the proxy access process in a manner similar to that used to evaluate other director candidates.

Acuity Brands, Inc. | 2025 Proxy Statement | 23
CORPORATE GOVERNANCE AT ACUITY BRANDS

Board Refreshment and Succession Planning
Over the past five years, we have added skills, expertise, and diversity to the
Board with the addition of Mr. Bender (September 2022), Dr. Avedon (June
2022), Mr. Sachleben (August 2021), Ms. O'Shaughnessy (June 2020), and
Ms. Leibman (February 2020) in such areas as executive leadership, strategic growth and development, engineering, technology, innovation, finance, accounting, human capital and talent management, enterprise risk management, and sustainability. It is the intention of the Board to continue this refreshment process over the coming years as we plan for the retirement of certain members of the Board, when additional skills and expertise are identified during the annual assessment process, or as a result of our strategic planning process.
5 new independent directors since 2020

Director Independence
The Board is responsible for supervising the management of the Company. The Board has reviewed and determined that all of its current members, except Neil M. Ashe, the Chairman, President and CEO, have no material relationship with the
Company and are independent, based on the listing standards of the NYSE, the categorical standards in our Corporate
Governance Guidelines, and a finding of no other material relationships. Our Corporate Governance Guidelines are available on our website at www.acuitybrands.com under For Investors then Governance—Committee Charters &
Governance Documents.

Acuity Brands, Inc. | 2025 Proxy Statement | 24
CORPORATE GOVERNANCE AT ACUITY BRANDS
Board and Committees
Board Leadership Structure
The Board believes that no single leadership structure fits all organizations. The Board, using its diverse skills and experience, considers the most appropriate leadership structure for our Company based on the specific circumstances and challenges we face. The independent Board members challenge management and demonstrate independence and free thinking as necessary to ensure effective oversight. The Board also prioritizes stockholder engagement and discusses feedback received. As a result, the Board is in the best position to evaluate the relative benefits and challenges of different Board leadership structures, and ultimately decides which one best serves the interests of all of our stakeholders. The independent directors, therefore, believe that the Company's current structure, with an independent
Lead Director and standing committees consisting entirely of independent directors, provides strong independent leadership and oversight, as well as efficient and clear leadership, communication, and administration.
Duties and Responsibilities of the Board Chair
Our Corporate Governance Guidelines provide that whenever the Board Chair is a member of management, there will be an independent Lead Director. Some of the responsibilities of the Board Chair include, but are not limited to:
▪facilitating the flow of information between management and the Board;
▪providing an appropriate amount of management oversight;
▪facilitating the efficient operation of the Board by ensuring the Board is fulfilling its obligations and duties; and
▪framing effective strategic alternatives based on extensive knowledge of the Company and the industry in which it operates.

Acuity Brands, Inc. | 2025 Proxy Statement | 25
CORPORATE GOVERNANCE AT ACUITY BRANDS
Duties and Responsibilities of the Lead Director
Our Lead Director is an independent director appointed each year by the independent members of the Board after the annual meeting of stockholders. The Lead Director’s responsibilities, as described in our Corporate Governance
Guidelines, include:
▪providing oversight to ensure the Board works in an independent, cohesive fashion;
▪ensuring Board leadership in the absence or incapacitation of the Board Chair;
▪chairing Board meetings when the Board Chair is not in attendance;
▪coordinating with the Board Chair to ensure the conduct of the Board meeting provides adequate time for serious discussion of appropriate issues and that appropriate information is made available to Board members on a timely basis;
▪chairing executive sessions and acting as liaison between the independent directors and the Board Chair on matters raised in such sessions; and
▪coordinating with the Board Chair and CEO, or if they are not the same person, the CEO, to set the agenda for
Board meetings.
In addition, the Lead Director meets separately each quarter with our General Counsel and is entitled to request material and receive notice of and attend all Board committee meetings and to discuss other matters, as needed, directly with our
General Counsel.
The Board believes that having an independent Lead Director whose responsibilities closely parallel those of an independent chair ensures that the appropriate level of independent oversight is applied to all Board decisions.

Our Corporate Governance Guidelines provide that our Board will include a majority of independent directors.
Nine of our ten current directors are independent. Eight of our nine director nominees are independent. In addition, only independent directors serve as members of the Audit
Committee, the Compensation and Management Development Committee, and the
Governance Committee. Each of the standing committees is led by a committee chair who sets the agenda for the committee and reports to the full Board on the committee’s work. The independent members of the Board and the independent members of each of the standing committees meet quarterly in executive session.
90% Independent (Current Directors)

Committees of the Board
The Board has delegated certain functions to the Audit Committee, the Compensation and Management Development
Committee, and the Governance Committee. Our committee Charters describe the responsibilities of each standing committee. The Board annually reviews the composition of our standing committees to consider and determine opportunities for committee membership rotation and succession planning. For information about where to access the
Charters, see Governance Policies and Procedures.

Acuity Brands, Inc. | 2025 Proxy Statement | 26
CORPORATE GOVERNANCE AT ACUITY BRANDS

Audit Committee

Members:*	Roles and Responsibilities of the Committee:	Number of Meetings Held in Fiscal 2024:
Mary A. Winston (Chair)(1) Michael J. Bender G. Douglas Dillard, Jr. Laura G. O'Shaughnessy
▪Matters pertaining to our auditing, internal control, financial reporting, and financial risk exposures (including cybersecurity), as set forth in the Audit Committee’s report (see Report of the
Audit Committee) and in its Charter.
▪Each quarter, the Audit Committee meets separately with the independent registered public accounting firm, the internal
auditor, the Chief Financial Officer, the General Counsel, and
the Chief Compliance Officer without other
management present.
▪Annually, the Audit Committee evaluates the performance of the independent registered public accounting firm in relation to its functions and responsibilities (see Selection and Engagement of the Independent Registered Public Accounting Firm).
5

*   Each member of the Audit Committee is independent under the requirements of the SEC and the Sarbanes-Oxley Act of 2002. In addition, the
Board has determined that each member of the Audit Committee meets the current independence and financial literacy requirements of the listing standards of the NYSE. The Board has determined that each of the members of the Audit Committee satisfy the “audit committee financial expert”
criteria adopted by the SEC and that each of them has accounting and related financial management expertise required by the listing standards of the NYSE.

(1)As part of the Board's Committee rotation and succession planning process, effective as of the date of the Annual Meeting, subject to his re-election,
Mr. Sachleben will become the Chair of the Audit Committee. Mr. Sachleben is independent and financially literate and qualifies as an audit committee financial expert.

Compensation and Management Development Committee

Members:*	Roles and Responsibilities of the Committee:	Number of Meetings Held in Fiscal 2024:
Maya Leibman (Chair) Marcia J. Avedon, Ph.D. W. Patrick Battle James H. Hance, Jr. Mark J. Sachleben(1)	▪Matters relating to the evaluation and compensation of the executive officers and non-employee directors, as described in its Charter. ▪Matters relating to management development and succession. ▪At most regularly scheduled meetings, the Compensation and Management Development Committee meets privately with an independent compensation consultant without management present. ▪Annually, the Compensation and Management Development Committee evaluates the performance of the independent compensation consultant in relation to the its functions and responsibilities.	5

*   Each member of the Compensation and Management Development Committee is independent under the listing standards of the NYSE and a non-employee director under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the Board has determined that each member of the Compensation and Management Development Committee meets the additional independence requirements applicable to compensation committees under NYSE listing standards.

(1)As part of the Board's Committee rotation and succession planning process, effective as of the date of the Annual Meeting and subject to his re-election, Mr. Sachleben will rotate out of the Compensation and Management Committee and become the Chair of the Audit Committee.

Acuity Brands, Inc. | 2025 Proxy Statement | 27
CORPORATE GOVERNANCE AT ACUITY BRANDS
Compensation Committee Interlocks and Insider Participation
The directors who served on the Compensation and Management Development Committee of the Board during the fiscal year ended August 31, 2024, were Marcia J. Avedon, Ph.D., W. Patrick Battle, James H. Hance, Jr., Maya Leibman, and
Mark J. Sachleben. None of these individuals are, or ever have been, officers or associates of the Company. During fiscal
2024, none of our executive officers served as a director or on the compensation committee of any entity for which any of these individuals served as an executive officer, and there were no other compensation committee interlocks with the entities with which these individuals or our other directors are affiliated.

Governance Committee

Members:*	Roles and Responsibilities of the Committee:	Number of Meetings Held in Fiscal 2024:
James H. Hance, Jr. (Chair) Marcia J. Avedon, Ph.D. W. Patrick Battle Michael J. Bender G. Douglas Dillard, Jr. Maya Leibman Laura G. O'Shaughnessy Mark J. Sachleben Mary A. Winston(1)
▪Reviewing matters pertaining to the composition,
organization, and practices of the Board.
▪Recommending changes to the Corporate
Governance Guidelines.
▪Recommending changes to and overseeing the
administration of the Code of Ethics and Business Conduct.
▪Overseeing our ESG initiatives through our
EarthLIGHT program.
▪Periodic evaluation of the Board and individual directors.
▪Recommending to the full Board a slate of directors for
election by stockholders at the annual meeting and
candidates to fill a new Board position or any vacancies on
the Board as explained in greater detail in the section
entitled Director Nomination Process.
4

* The Board has determined that each member of the Governance Committee is independent under the listing standards of the NYSE.

(1)Ms. Winston's service on the Board will end as of the date of the Annual Meeting.
Director Engagement
Board Meetings and Attendance
During the fiscal year ended August 31, 2024, the Board held five regular meetings. Each incumbent member of the Board attended 75% or more of the aggregate of (i) the total number of meetings of the Board held during fiscal 2024 (during the period for which such person served as a director), and (ii) the total number of meetings of each committee of the Board held during fiscal 2024 (during the period for which such person served as a member of the committee).
The Company does not have a formal policy regarding director attendance at its annual meeting of stockholders, but expects directors to attend. All directors attended the most recent annual meeting.
Meetings of Non-Management Directors
Our Corporate Governance Guidelines provide that all non-management directors meet in executive session outside the presence of the CEO and other Company personnel during a portion of each of the Board’s meetings. As discussed above, the Lead Director chairs these executive sessions and develops the agenda for each executive session.
Beyond the Boardroom
Our directors routinely receive updates on the Company's strategy and operations from members of the management team during quarterly meetings that allow continued engagement with our associates who are involved in day-to-day operations. In addition, the members of the Board may periodically visit one or more of the Company's operating facilities.
When a new director is elected to the Board, the Company's senior leadership team conducts an orientation that covers such topics as strategy, product innovation, industry overview, sales and marketing strategies, supply chain and sourcing management, financial highlights and planning, legal entity structure, and a general overview of the Company's governance policies and practices, including a review of a director's fiduciary duties.

Acuity Brands, Inc. | 2025 Proxy Statement | 28
CORPORATE GOVERNANCE AT ACUITY BRANDS
Board Evaluation Process
The Board believes in a robust self-evaluation process. The Board performs a full Board evaluation each year that includes an assessment of each Committee. The evaluation process described below is managed by the Corporate
Secretary's office with oversight by the Governance Committee. The Governance Committee may retain an independent third party to assist in the evaluation process if deemed appropriate.

1	Completion of Questionnaires

All members of the Board complete a detailed confidential questionnaire on the performance of the full Board on such topics as: alignment with the Company's mission, vision, values and long-term strategies and goals; effectiveness and commitment to fiduciary responsibilities; oversight of Company's long-term strategy and risk management; support of a culture of mutual trust and open communications; review of Board and committee composition relating to skills, expertise, diversity, size, and succession; feedback on the information provided to the Board and its committees relating timing and relevance of information from management and other advisors; productiveness and length of meetings; and effectiveness of the Board's leadership in areas of oversight, onboarding, succession planning, and facilitation.

2	Committee Self-Evaluation

Each standing committee also conducts self-evaluations with results being reported by each standing committee chair to the Board. The committee self-evaluations consider: committee size; experience and skills of each committee member; appropriateness of committee responsibilities; length and content of quarterly meetings; communication among committee members; and other topics as deemed specifically appropriate by each standing committee.

3	Data Analysis

Information is collected and analyzed, and a written report summarizing the responses is prepared and provided to the Board Chair and the Lead Director.

4	Discussion

The Board Chair and Lead Director review and discuss the summary report with the Governance Committee and/ or the Board.

5	Follow-Up

Matters requiring follow-up are addressed by the Lead Director/Chair of the Governance Committee and the Board Chair.

Acuity Brands, Inc. | 2025 Proxy Statement | 29
CORPORATE GOVERNANCE AT ACUITY BRANDS
Board Responsibilities
Strategic Oversight
The Board and its standing committees are involved in oversight of our strategy, including, but not limited to, major business and organizational initiatives, capital allocation, and potential business development opportunities. Each quarter the Board receives operational reports from senior leaders on key business activities and discusses the reports with the senior leaders, as well as in a separate discussion amongst the Board and our executive officers. At least annually, the
Board discusses the Company's long-term strategy and three-year outlook, as well as the Company's one-year plan. The standing committees oversee elements of our strategy associated with their respective areas of responsibility.
Board Risk Oversight
While our management team is responsible for the day-to-day management of risk, the Board has oversight responsibility of our risk-management programs. As outlined below, the Board delegates certain elements of its risk oversight function to its various standing committees. Each committee provides a report of its activities on a quarterly basis to the full Board, including, where applicable, the individual committee's risk oversight activity. We believe that this structure supports effective risk oversight by the Board. We also encourage open communication between management and directors with respect to risk oversight.
FULL BOARD AND COMMITTEES

Board Oversight
Pursuant to our Corporate Governance Guidelines, it is the Board’s role to provide oversight of the Company’s risk management processes. The Board receives quarterly updates, where applicable, on various risks from each committee chair. In addition to the committees’ work in overseeing risk management, our Board regularly discusses significant risks that the Company may be facing.

Audit Committee	Compensation and Management Development Committee	Governance Committee

Oversight responsibilities include
meeting with management to
discuss major financial risk
exposures (including cybersecurity
risks and the impact of emerging
technologies, including but not
limited to artificial intelligence) and
the steps management has taken
to monitor and control the
Company’s exposure to risk,
including policies with respect to
financial risk assessment and
risk management.

Considers risk in acquiring and
retaining human capital, as well as
in designing the compensation
program. The goal of the latter
being to appropriately balance
short-term incentives and long-term
performance. A discussion of the
compensation risk analysis
conducted by the Compensation
and Management Development
Committee is included in the
Compensation Discussion and
Analysis later in this
Proxy Statement.

Responsible for the composition
and evaluation of the Board and its
standing committees. Also,
specifically charged with oversight
of the Company's ESG programs
(EarthLIGHT) and policies and any
associated risks, and with oversight
of the Company's Code of Ethics
and Business Conduct.

Management routinely presents to the Audit Committee risk management and enterprise risk management reports identifying and evaluating key risks, including cybersecurity risks, and how these risks are being managed.
Management provides updates throughout the year of any material changes to the risk profile and reports on any newly identified risks. In addition, at least once a year, management provides a report on the Company's cybersecurity program, risks and strategy to the full Board.

Acuity Brands, Inc. | 2025 Proxy Statement | 30
CORPORATE GOVERNANCE AT ACUITY BRANDS
Succession Planning and Human Capital Management
The Board and our Compensation and Management Development Committee routinely review the Company’s plans for development and succession for key management positions and provide guidance to management on these plans.
Human capital management, including our inclusion and belonging initiatives previously discussed, is extremely important to the success of our business and strategies, and we recognize that it requires continued investment in our associates.
The Board takes an active interest in the capabilities required to enable the strategies, as well as the continuing evolution of our human capital capabilities. Acuity Brands is an equal opportunity employer, and we are committed to making employment decisions without regard to race, color, religion, national or ethnic origin, sex, sexual orientation, gender identity or expression, age, disability, protected veteran status, or other characteristics protected by law. We seek to retain our associates through competitive compensation and benefits, as well as challenging work experiences with increasing levels of responsibility. We strive to engage our associates in ways that will enhance their personal well-being and promote job satisfaction.
Human Capital Management in Fiscal 2024

Associate Engagement, Workplace Culture, and Associate Value Proposition
Continued our focus on our Listening Strategy and associate engagement action planning - increasing overall year-over-year sustainable engagement and improving in every focus area identified from the previous year.
Our overall results are now included in the Willis Towers Watson high-performance normative benchmark group, which represents the top 5% of companies included in the survey.

Inclusion and Belonging
Improved our inclusion index score by using our values to guide our business actions. Broadened our learning about the obstacles to associate success by listening to and engaging our associates.

Health and Well-Being
Continued to support the well-being of our associates and their families by introducing an employer-paid musculoskeletal program to provide access to virtual physical therapy, increasing fertility and adoption benefit maximums, and continuing education on physical and mental health resources available to associates.

Management Development and Associate Training
Continued to expand our management effectiveness series focused on coaching to performance. Continued to scale a digital platform with learning content and resources to help associates expand their knowledge, skills, and abilities.

Associate Compensation
Focused on our competitive positioning of our global pay, pay equity, and pay transparency and intentional pay decisions that are directly aligned to our annual talent review discussions.

Contacting the Board of Directors
The Board has adopted a policy that allows stockholders and other interested parties to communicate directly with the
Board as a group by writing to the Board Chair, with our non-management directors as a group by writing to the Chair of the Governance Committee, and with members of the Audit Committee as a group by writing to the Chair of the Audit
Committee, each in care of the Corporate Secretary at our principal executive offices. Our principal executive offices are located at 1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309. All communications will be forwarded promptly by the Corporate Secretary to the appropriate Board member.

Acuity Brands, Inc. | 2025 Proxy Statement | 31
CORPORATE GOVERNANCE AT ACUITY BRANDS
Governance Policies and Procedures
Corporate Governance Practices
Our Board has approved a number of changes to our corporate governance practices over the past several of years. Key actions since 2020 include:
Board Refreshment (2020-2024). Continued refreshment of our Board membership, the leadership of our standing committees, and the membership of our standing committees, including focused succession planning.
Amendment of our Certificate of Incorporation and Bylaws to Remove Supermajority Provisions (2021). We
amended our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws to eliminate supermajority voting provisions relating to amendments to the Amended and Restated Certificate of Incorporation and the
Amended and Restated Bylaws and the removal of directors.
Amendment of our Certificate of Incorporation and Bylaws to Permit Stockholders to Call a Special Meeting
(2021). We amended our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws to
grant stockholders holding 20% or more of the Company's outstanding common stock the ability to call a special meeting of stockholders.
Code of Ethics and Business Conduct (2023). We amended our Code of Ethics and Business Conduct to highlight our commitment to: remaining vigilant to prevent money laundering; designing, sourcing, and producing safe quality products for our customers; and complying with all requirements for doing business with the government or on publicly funded projects.
Amendment and Restatement of our Incentive-Based Compensation Recoupment Policy (2023). We amended and restated our Incentive-Based Recoupment Policy to comply with recently adopted NYSE listing standards and SEC regulations governing compensation recovery policies. Under our policy as amended and restated, if we are required to prepare certain types of accounting restatements, we will be required to recover or “claw back” incentive-based compensation from any current or former executive officer, including our NEOs. We also may recover such compensation from our executive officers’ direct reports.
Amendment of our Certificate of Incorporation to Provide for Exculpation of Certain Officers of the Company
(2024). We amended our Amended and Restated Certificate of Incorporation to provide for the exculpation of certain officers of the Company against personal liability, to the extent permitted by the Delaware General Corporation Law.
Amendment of our Bylaws to Address Changes in SEC Rules Regarding Universal Proxy Cards and Changes in
Delaware Law (2024). We amended our Amended and Restated Bylaws to address procedural mechanics and disclosure requirements resulting from universal proxy card rules and to address certain Delaware General Corporation Law provisions.
Anti-Bribery and Anti-Corruption Policy and Whistleblower and Non-Retaliation Policy (2024). We amended the
Company's Anti-Bribery and Anti-Corruption Policy and Whistleblower and Non-Retaliation Policy to reflect the various laws and regulations in the jurisdictions where we operate as we expand geographically.

Acuity Brands, Inc. | 2025 Proxy Statement | 32
CORPORATE GOVERNANCE AT ACUITY BRANDS
Corporate Documents and SEC Filings
The following governance documents are available on our website at www.acuitybrands.com under For Investors then
Governance — Committee Charters & Governance Documents.

▪Certificate of Incorporation
▪Bylaws
▪Corporate Governance Guidelines
▪Audit Committee Charter
▪Compensation and Management Development Committee
Charter
▪Governance Committee Charter
▪Board Diversity Policy
▪Policy Regarding Interested Party Communications
with Directors

▪Policy on Stockholder Recommendations for Board
of Director Candidates
▪Anti-Bribery and Anti-Corruption Policy
▪Code of Ethics and Business Conduct
▪Whistleblower and Non-Retaliation Policy
▪Stock Ownership Guidelines Policy
▪Policy on Political Activities and Public Policy
Engagement
▪Incentive-Based Compensation Recoupment Policy

Copies of any of these documents will be furnished to any interested party by written request to the Corporate Secretary,
Acuity Brands, Inc., 1170 Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309. Our SEC filings, including Section
16 filings, are available on our website at www.acuitybrands.com under For Investors then Financials — SEC Filings.
Our proxy materials and annual report are available on our website at www.acuitybrands.com under For Investors then
Download Center. Information on or connected to our website is not, and should not be, considered a part of this Proxy
Statement.
Compensation of Directors
Non-Employee Director Compensation
The compensation program of our non-employee directors is designed to achieve the following goals:
▪compensation should fairly pay directors for work required for a company of our size and scope;
▪compensation should align directors’ interests with the long-term interests of stockholders; and
▪the structure of the compensation should be simple, transparent, and easy for directors and stockholders to understand.
Mr. Ashe, who is an employee of the Company, receives no additional compensation for serving as a director.
Director Fees
The compensation paid to our non-employee directors for their service on our Board and its committees is reviewed periodically with the assistance of the Compensation and Management Development Committee's independent compensation consultant using comparative data from the same peer companies that the Compensation and
Management Development Committee uses to evaluate executive officer compensation. The Committee also reviews general industry practices for companies similar in revenue size to the Company. The last adjustment of non-employee director compensation occurred in fiscal 2023. In fiscal 2024, the Compensation and Management Development
Committee reviewed the non-employee director compensation program and recommended to the Board that no changes be made. A summary of the fiscal 2024 annual fees, which include a cash portion and a non-cash portion, and other compensation paid to directors is below.

Acuity Brands, Inc. | 2025 Proxy Statement | 33
CORPORATE GOVERNANCE AT ACUITY BRANDS

OTHER COMPENSATION(3)
Independent Lead Director Fee:	$30,000

Audit Committee Chair Fee:	$25,000

Compensation and Management Development Committee Chair Fee:	$20,000

Governance Committee Chair Fee:	$15,000

Board Meeting Fee (for meetings in excess of six per fiscal year):	$2,000
Committee Meeting Fee (for meetings in excess of six per fiscal year):	$1,500
$95,000
ANNUAL FEES
In Effect Since January 2023
$250,000
Total Annual Fees
$155,000
(1)Approximately 38% of the annual fee for fiscal 2024 was payable in cash. This portion of the annual fee may, at the director's election, be deferred as described below.
(2)Approximately 62% of the annual fee for fiscal 2024 was payable in equity. This portion is required to be deferred into stock units until the director achieves the Stock Ownership Guidelines requirement described below. Once the Stock Ownership Guidelines requirement has been met, directors may annually elect to receive this Non-Cash Portion in the form of a restricted stock award or a deferred restricted stock unit award as described below.
(3)Any lead director, chair, or meeting fees, which are payable in cash, may also be deferred as described below.
We pay fees to our directors in a single payment after the annual meeting at which the director is elected for a one-year term. As shown above, the annual fee is split into a Cash and Non-Cash Portion. Each director may elect the payment form of each portion of their annual fee, subject, in some cases, to our Stock Ownership Guidelines.
Cash Portion. Each director may elect to have the Cash Portion paid in either cash or deferred into the Amended and
Restated 2011 Director Deferred Compensation Plan (the "Amended 2011 NEDC"). Amounts deferred into the Amended
2011 NEDC may be credited into either an interest-bearing cash fund or into a stock unit fund. The value of the stock unit fund mirrors the value of the Company's common stock and earns cash dividends that are credited to the interest-bearing cash fund. See Director Deferred Compensation Plan below for more details about the distribution provisions of this plan.
Non-Cash Portion. Each director may elect to have the Non-Cash Portion paid in either a restricted stock award ("RSA")
or a deferred restricted stock unit award ("DSU") pursuant to the Amended and Restated 2012 Omnibus Stock Incentive
Compensation Plan (the "Omnibus Incentive Plan") if the director has met the Stock Ownership Guidelines requirement.
Prior to meeting the Stock Ownership Guidelines requirement, the Non-Cash Portion will be paid in the form of a DSU.
RSAs and DSUs become fully vested on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of stockholders. Both RSAs and DSUs earn dividend equivalents during the vesting period at a rate equal to the dividends paid to other holders of our common stock if and when declared. DSUs continue to earn dividend equivalents until such time as they are distributed and such earned dividend equivalents receive interest at the same rate as dividend equivalents earned on deferred stock units under the Amended 2011 NEDC. When a director ceases service with the Company during the one-year vesting period, the total number of shares earned will be prorated based on the ratio of the total number of days served to the number of days in the vesting period. Any awards not earned will be forfeited effective as of the date a director's service ends.
Director Deferred Compensation Plan
The Amended 2011 NEDC, which was originally approved by stockholders in January 2012 as the Acuity Brands, Inc.
2011 Nonemployee Director Deferred Compensation Plan (the “2011 NEDC”), was approved by the Board on October 25,
2021. At that time, the expiration date of the Amended 2011 NEDC was extended to October 25, 2031 and all remaining shares available for grant under the 2011 NEDC were transferred to the Omnibus Incentive Plan.
The Amended 2011 NEDC allows for fees deferred by non-employee directors to either be credited into a deferred stock unit account and be paid in shares following retirement from the Board or be credited to an interest-bearing cash account to be paid in cash following retirement from the Board. Cash dividend equivalents earned on deferred stock units are credited into the interest-bearing account. Directors may elect to have amounts from the Amended 2011 NEDC paid in either a lump sum or in five equal installments. The cash fund amounts are paid in cash and the stock unit fund is converted and distributed as shares of the Company's common stock. Deferred stock units that were contributed prior to
January 2022 will be distributed from the 2011 NEDC share reserve, while deferred stock units that are contributed in or after January 2022 will be distributed from the Omnibus Incentive Plan share reserve.

Acuity Brands, Inc. | 2025 Proxy Statement | 34
CORPORATE GOVERNANCE AT ACUITY BRANDS
Stock Ownership Guidelines
Each non-employee director is subject to Stock Ownership Guidelines that require the director to attain ownership in our common stock having a value of five times the Cash Portion of the Annual Fee. This value increased from $400,000 to
$475,000 in fiscal 2023 as a result of the increase in the Cash Portion of the Annual Fee from $80,000 to $95,000. The
Stock Ownership Guidelines allow directors a period of five years from their date of appointment to achieve their ownership requirement, and, for subsequent adjustments, a supplemental five-year period with respect to the additional ownership required as a result of the adjustment. For purposes of the Stock Ownership Guidelines, directly held shares, deferred stock units, vested and unvested DSUs, and unvested RSAs are counted. During fiscal 2024, each of our non-
employee directors who has served for at least five years met the Stock Ownership Guidelines requirement, including at the increased requirement level. See Beneficial Ownership of the Company’s Securities.
Fiscal 2024 Director Compensation
The following table shows the fiscal 2024 compensation of our non-employee directors. Our Chairman, President and
CEO, Mr. Ashe, did not receive any additional compensation for serving as a director. Our non-employee directors did not receive any option awards or any non-equity incentive plan compensation. Earnings in a non-qualified deferred compensation plan in excess of the applicable federal rate are disclosed in the table.
Directors receive an Annual Fee payment after the annual meeting at which each director is elected by stockholders.
Amounts shown in the table are for fees earned or paid during fiscal 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)(2)	Change in Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
Marcia J. Avedon, Ph.D.	95,000	155,922	66	—	250,988
W. Patrick Battle	95,000	155,922	1,062	—	251,984
Michael J. Bender	95,000	155,922	45	5,000	255,967
G. Douglas Dillard, Jr.	95,000	155,922	667	5,000	256,589
James H. Hance, Jr.	140,000	155,922	53	5,000	300,975
Maya Leibman	115,000	155,922	290	—	271,212
Laura G. O'Shaughnessy	95,000	155,922	306	—	251,228
Mark J. Sachleben	—	250,922	156	—	251,078
Mary A. Winston	120,000	155,922	500	—	276,422
(1)The Cash Portion of the annual director fees, along with any chair or excess meeting fees, may be deferred into the Amended 2011 NEDC at the election of the director into either stock units to be paid in shares following retirement from the Board or credited to an interest-bearing account to be paid in cash following retirement from the Board. In fiscal 2024, Mr. Sachleben elected to defer the Cash Portion of annual director fees. The Non-Cash Portion of the annual director fee may, at the election of the director, be issued in the form of an RSA pursuant to the Omnibus Incentive Plan if the director’s stock ownership exceeds the Stock Ownership Guidelines requirement. If the director's stock ownership does not exceed the Stock Ownership Guideline requirement, the Non-Cash portion of the annual director fee will be issued as a DSU pursuant to the Omnibus Incentive Plan. As of August 31, 2024, one
director had unvested RSAs outstanding as follows: Mr. Hance, 681 shares. As of August 31, 2024, certain directors had unvested DSUs outstanding as follows: Dr. Avedon, 681 shares; Mr. Battle, 681 shares; Mr. Bender, 681 shares; Mr. Dillard, 681 shares; Ms. Leibman, 681 shares; Ms. O'Shaughnessy,
681 shares; Mr. Sachleben, 681 shares; and Ms. Winston, 681 shares. The following table sets forth the allocation of the Cash Portion and the Non-Cash
Portion of the annual retainer paid in fiscal 2024 to each applicable director in the form of deferred stock units, RSAs, and DSUs.

Acuity Brands, Inc. | 2025 Proxy Statement | 35
CORPORATE GOVERNANCE AT ACUITY BRANDS

	Cash Portion		Non-Cash Portion
	Deferred Stock Units		Deferred Restricted Stock Unit Award		Restricted Stock Award
Name	$	#	$	#	$	#
Marcia J. Avedon, Ph.D.	—	—	155,922	681	—	—
W. Patrick Battle	—	—	155,922	681	—	—
Michael J. Bender	—	—	155,922	681	—	—
G. Douglas Dillard, Jr.	—	—	155,922	681	—	—
James H. Hance, Jr.	—	—	—	—	155,922	681
Maya Leibman	—	—	155,922	681	—	—
Laura G. O'Shaughnessy	—	—	155,922	681	—	—
Mark J. Sachleben	95,000	417	155,922	681	—	—
Mary A. Winston	—	—	155,922	681	—	—
(2)This column shows the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards
Codification Topic 718 ("FASB ASC Topic 718"), of the Non-Cash Portion of fees (described above) and the Cash Portion (described above) deferred into the Amended 2011 NEDC into a stock unit fund. The assumptions used to value RSAs and DSUs granted can be found in Note 11 to our Consolidated
Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended August 31, 2024.
(3)This column shows above-market earnings, which were calculated as the excess of the earnings credited on deferred amounts under the Amended 2022
NEDC that were deemed invested in the prime rate investment alternative under such plan over the amount that would have been earned had the deferred amounts been credited with a return equal to 120% of the applicable federal rate in effect when the prime rate investment alternative was first offered under the Amended 2022 NEDC.
(4)This column shows the matching charitable contributions made by the Company on behalf of the director under the Company's Matching Gift Program, which permits the Company to make matching contributions, on a dollar-for-dollar basis, of up to $5,000 in the aggregate, in the case of directors and executive officers, to eligible charitable organizations during each fiscal year.
(5)In fiscal 2024, the aggregate amount of perquisites and personal benefits provided to each director was less than $10,000. Matching charitable contributions are reported in the "All Other Compensation" column as described above.

Acuity Brands, Inc. | 2025 Proxy Statement | 36
Audit Committee Matters

ITEM 2:	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At this Annual Meeting, a proposal will be presented to ratify the appointment of Ernst & Young LLP ("EY") as the independent registered public accounting firm to audit our financial statements for the fiscal year ending August 31,
2025. EY has performed this function for us since 2002. One or more representatives of EY are expected to be present at this Annual Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions. Information regarding fees paid to EY during fiscal 2024 and fiscal 2023 is included below in Audit Fees and Other Fees.
Based on the Audit Committee’s evaluation discussed below in Selection and Engagement of the Independent
Registered Public Accounting Firm, the Audit Committee believes that EY is independent and that it is in the best interests of the Company and our stockholders to retain EY to serve as our independent auditor for fiscal 2025.

The Board recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

Selection and Engagement of the Independent
Registered Public Accounting Firm
The Audit Committee is directly responsible for the appointment, oversight, evaluation, and compensation of our independent registered public accounting firm, including review of its qualifications, independence, and performance.
Additionally, the Audit Committee is involved in the selection of the lead engagement partner from the audit firm, which is required to be rotated every five years.
In determining whether to reappoint EY as the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including the length of time the firm has been engaged, the quality of the Audit
Committee’s ongoing discussions with EY, an annual assessment of the professional qualifications and past performance of the audit team, the appropriateness of fees, and external data regarding the firm’s audit quality and performance, including recent Public Company Accounting Oversight Board (United States) (“PCAOB”) reports on EY and its peer firms.
Based on this evaluation, the Audit Committee believes that EY is independent and that it is in the best interests of the
Company and our stockholders to retain EY to serve as our independent auditor for fiscal 2025.

Acuity Brands, Inc. | 2025 Proxy Statement | 37
AUDIT COMMITTEE MATTERS
Audit Fees and Other Fees
The following table shows the aggregate fees billed during the fiscal years ended August 31, 2024 and 2023:

Fees Billed	Description	2024	2023
Audit Fees	Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of the interim financial statements included in quarterly reports, comfort letters, consents, assistance with and review of documents filed with the SEC, and/or audits of statutory financial statements. Audit fees also include fees associated with rendering an opinion on our internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.	$2,269,000	$2,345,000
Audit-Related Fees	No aggregate Audit-Related Fees in either of the last two fiscal years for assurance and related services.	—	—
Tax Fees	Tax Fees primarily include international tax compliance and assistance with transfer pricing in various foreign jurisdictions.	147,000	118,000
All Other Fees	All Other Fees include amounts billed to the Company for the use of an online accounting research tool.	—	4,000
Total		2,416,000	2,467,000
Preapproval Policies and Procedures
The Audit Committee has established policies and procedures for the approval and preapproval of audit services and permitted non-audit services. The Audit Committee has the responsibility to engage and terminate our independent registered public accounting firm, to preapprove the performance of all audit and permitted non-audit services provided to us by our independent registered public accounting firm in accordance with Section 10A of the Exchange Act, and to review with our independent registered public accounting firm its fees and plans for all services. All fees paid to EY were preapproved by the Audit Committee, and there were no instances of waiver of approval requirements or guidelines.
The Audit Committee considered the provision of non-audit services by the independent registered public accounting firm and determined that provision of those services was compatible with maintaining auditor independence.
There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
Report of the Audit Committee
The Audit Committee and the Board previously adopted a written Charter to set forth the Audit Committee’s responsibilities. The Charter is reviewed annually and amended as necessary to comply with new regulatory requirements. A copy of the Audit Committee Charter is available on the Company’s website at www.acuitybrands.com under For Investors then Governance—Committee Charters & Governance Documents. The Audit Committee is
comprised solely of independent directors, as such term is defined by the listing standards of the NYSE. The Audit
Committee held five meetings during fiscal 2024.
The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. As required by the Charter, the Audit Committee reviewed the Company’s audited financial statements and met with management to discuss the audited financial statements in the Company’s Annual Report on Form 10-K, including the quality, not just the acceptability, of the accounting policies; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Audit Committee received from the independent registered public accounting firm the required written disclosures regarding its independence and the report regarding the results of its integrated audit. The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. GAAP and on our internal controls over financial reporting, its judgments as to the quality, not just the acceptability, of the Company’s accounting policies and such other matters as are required to be discussed with the Audit Committee under the rules adopted by the PCAOB, the rules of the SEC, and other applicable regulations. In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and considered whether the non-audit services provided by them during fiscal 2024 were compatible with the independent registered public accounting firm’s independence.

Acuity Brands, Inc. | 2025 Proxy Statement | 38
AUDIT COMMITTEE MATTERS
The Audit Committee also reviewed and discussed together with management and the independent registered public accounting firm the Company’s audited financial statements for the year ended August 31, 2024 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting, including its knowledge of any fraud, whether or not material, that involved management or other associates who had a significant role in the Company’s internal controls and the independent registered public accounting firm’s audit of internal control over financial reporting.
The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm on a quarterly basis, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.
Based on its discussions with management and the Company’s independent registered public accounting firm referenced above, the Audit Committee did not become aware of any material misstatements or omissions in the audited financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2024 for filing with the SEC.
AUDIT COMMITTEE
Mary A. Winston, Chair
Michael J. Bender
G. Douglas Dillard, Jr.
Laura G. O'Shaughnessy

Acuity Brands, Inc. | 2025 Proxy Statement | 39
Executive Officers
Executive officers are elected annually by the Board and serve at the discretion of the Board. Neil M. Ashe serves as a
Director and as an executive officer. His business experience is discussed in Item 1—Election of Directors—Director
Information—Director Nominees. Our other executive officers as of the date of this Proxy Statement are described below.

Ms. Holcom, age 55, is the Senior Vice President and Chief Financial Officer of
the Company, a position she has held since September 2019. As CFO, Ms.
Holcom leads the Company’s financial strategy to support the Company’s future growth and long-term value creation and is responsible for the global financial organization, including accounting, audit, financial planning and analysis, investor relations, tax and treasury functions. She has more than 30 years of financial experience. Ms. Holcom previously served as Senior Vice President,
Finance and Associate Engagement of the Company, from January 2019 to
September 2019, Senior Vice President, Finance of the Company from 2006 to
December 2018, Vice President and Controller of the Company from 2004 to
2006, and Vice President, Financial Services of the Company from 2001 to
2004. Ms. Holcom is also a Certified Public Accountant, serves on the Board of the Atlanta Police Foundation, and is a member of the Georgia Chamber of Commerce.

KAREN J. HOLCOM Senior Vice President and Chief Financial Officer

Mr. Goldman, age 58, is the Senior Vice President and General Counsel of the
Company, a position he has held since January 2015. In this role, Mr. Goldman leads the Company’s Law and Business Environment team overseeing
Company legal matters, including corporate governance, compliance, mergers and acquisitions, strategic alliances, intellectual property, privacy, government relations, litigation, and risk management. He has over 30 years of legal experience in the real estate, lighting, and building management industries. Mr.
Goldman previously served as the Senior Vice President and General Counsel of Acuity Brands Lighting, Inc. (a Company subsidiary) from January 2007 to
January 2015, Vice President and Associate Counsel of Acuity Brands Lighting,
Inc. from April 2003 to January 2007, and Associate Counsel of the Company
from August 2001 to April 200.13. Mr. Goldman also serves on the Boards of
Directors of the McClung Lighting Research Foundation and the National
Association of Manufacturers.

BARRY R. GOLDMAN Senior Vice President and General Counsel

Ms. Mills, age 64, is the Senior Vice President and Chief Human Resources
Officer of the Company, a position she has held since March 2020. In this role,
Ms. Mills leads the Company’s Human Resources team overseeing all HR matters including talent development and acquisition, succession planning, associate engagement and listening, associate relations, labor relations, total rewards, and driving culture and transformation to support the Company’s future growth. She has over 30 years of senior HR leadership experience at global retail, technology, and financial services companies. Before joining the
Company, Ms. Mills served as Principal at Mills Consulting from November 2017 to February 2020, Senior Vice President, People Officer at Walmart eCommerce
from August 2014 to January 2017, Senior Vice President and Chief Human
Resources Officer of PayPal from February 2009 to July 2014, and in various business and human resources roles of increasing responsibility at Bank of
America from September 1999 to January 2009.

DIANNE S. MILLS Senior Vice President and Chief Human Resources Officer

Acuity Brands, Inc. | 2025 Proxy Statement | 40
Executive Compensation

ITEM 3:	ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Board is asking you to approve, on an advisory basis, the compensation of our NEOs. The Board believes that our compensation policies and practices continue to be effective in achieving our goals of paying for financial and operating performance and aligning the interests of our NEOs with the interests of our stockholders. As required by
Section 14A of the Exchange Act and the related rules of the SEC, stockholders have the opportunity to vote, on an advisory basis, to approve the compensation of our NEOs. This vote is often referred to as “Say on Pay.” Stockholders are being asked to vote on the following resolution:
“Resolved, that the stockholders approve, on an advisory basis, the compensation of the NEOs as disclosed in the compensation discussion and analysis, the accompanying compensation tables, and the related narrative disclosures in this Proxy Statement.”
As described in detail in this Proxy Statement under Compensation Discussion and Analysis, our compensation programs are designed to:
▪consistently recognize and reward superior performers, measured by achievement of results and demonstration of desired behaviors;
▪attract and retain executives by providing a competitive reward and recognition program that drives our success;
▪provide rewards to executives who create value for stockholders;
▪align the interest of executives with those of stockholders;
▪encourage executives to achieve ambitious goals while mitigating unnecessary or excessive risk taking; and
▪provide a framework for the fair and consistent administration of pay policies.
We routinely engage with stockholders to seek feedback regarding our executive compensation program, and evaluate our compensation processes and programs based on that feedback, as well as the strong Say on Pay vote results at the January 2023 and January 2024 annual meetings, and our review of market trends, best practices and competitive alignment. We believe that our comprehensive executive compensation program, which focuses on performance-based compensation, aligns with long-term stockholder interests by creating long-term stockholder value.
As a result of the positive feedback we have received on our comprehensive review, we are maintaining our compensation program design for fiscal 2025. We will continue to review and implement best practices when appropriate for our Company. See Executive Compensation Strategy for additional information.
Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosures contained in this Proxy Statement to see how our enhancements impacted our executive compensation program during fiscal 2024.
Although this annual vote is non-binding, the Compensation and Management Development Committee will take into

The Board recommends that you vote FOR the approval of executive compensation.

account the outcome of the vote when considering future executive compensation decisions. The frequency of our Say on Pay advisory vote was determined to be held annually by a vote of our stockholders that occurred at our annual meeting held in January 2024.

Acuity Brands, Inc. | 2025 Proxy Statement | 41
EXECUTIVE COMPENSATION
Message from the Compensation and Management
Development Committee
Dear Stockholders:
The Compensation and Management Development Committee members are responsible for oversight of the design and implementation of a comprehensive competitive compensation program that aligns the interests of our executive management team with those of our stockholders and other stakeholders. We are pleased that the program design changes we have made the last few years are delivering the results that we intended.
Our compensation philosophy is to align pay to performance. Our fiscal 2024 executive compensation program, as described in Compensation and Discussion and Analysis, is structured to closely align management’s performance and its execution against the Company’s long-term strategic goals and value creation for our stockholders. The objective is to achieve a comprehensive executive compensation program that balances base salary, short-term incentives, long-
term incentives, and retirement benefits.
Our fiscal 2024 financial performance was strong as a result of effective capital allocation, and progression of our strategies in both Acuity Brands Lighting and Acuity Intelligent Spaces. Under Neil Ashe’s strategic leadership, he and his management team executed against their goals to deliver these Company results. Details of the key performance achievements for each NEO can be found under Key Achievements of our NEOs.
The Compensation and Management Development Committee remains committed to having ongoing outreach to obtain feedback from our stockholders on our compensation strategies and program. During our most recent outreach discussions, we received stockholder support for our program and strategy, as further described in Stockholder
Feedback and Responsiveness. We are pleased to report that our Say on Pay vote at our annual meeting in January
2024 demonstrated that strong support from stockholders, with 95% of votes cast in favor for the second year in a row. In addition, the Compensation and Management Development Committee conducts an annual market and program risk review and believes that our current compensation program design does not require changes at this time.
We will continue to be responsive to our stockholders and appreciate the insights that they share during each of our engagements. We take all feedback seriously as we seek to maintain a highly performance-based compensation program that drives long-term value creation.
Our Senior Vice President and Chief Human Resources Officer, Dianne Mills, regularly reviews and evolves our talent management processes to drive business outcomes. These reviews include succession planning for the executive leadership team, direct reports, and other critical roles throughout the business. We believe that the active management of our associates’ development and our increased focus on inclusion and belonging are significant advantages in attracting and retaining the best talent that will enable the Company's continued success.
The Compensation and Management Development Committee remains committed to the ongoing evaluation and improvement of our executive compensation program. We look forward to future dialogue with stockholders and encourage you to reach out with any questions or concerns you may have related to our programs.
COMPENSATION AND MANAGEMENT
DEVELOPMENT COMMITTEE
Maya Leibman, Chair
Marcia J. Avedon, Ph.D.
W. Patrick Battle
James H. Hance, Jr.
Mark J. Sachleben

Acuity Brands, Inc. | 2025 Proxy Statement | 42
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section of the Proxy Statement describes the material elements of the fiscal 2024 executive compensation program for our NEOs as shown in the Fiscal 2024 Summary Compensation Table.
For fiscal 2024, our NEOs are:

Neil M. Ashe	Karen J. Holcom	Barry R. Goldman	Dianne S. Mills
Chairman, President and CEO	Senior Vice President and Chief Financial Officer	Senior Vice President and General Counsel	Senior Vice President and Chief Human Resources Officer
Included in our Compensation Discussion and Analysis are:
▪details of stockholder feedback and engagement and our response to stockholder concerns;
▪a business overview including a summary of fiscal 2024 financial performance;
▪a review of our compensation decisions and actions;
▪a detailed description of our executive compensation program design and philosophy and each element of compensation provided; and
▪a description of the process and key factors the Compensation and Management Development Committee considered in determining fiscal 2024 compensation for the NEOs.
Stockholder Feedback and Responsiveness
Stockholder Engagement
Ongoing engagement and dialogue with our stockholders are important to the Company. We have adopted a robust and active year-round engagement philosophy that includes outreach for various purposes, including soliciting feedback in advance of filing this Proxy Statement. Our outreach efforts, led by our Board with input from the Compensation and
Management Development Committee and in partnership with our Senior Vice President, Chief Financial Officer and
Senior Vice President, Chief Human Resources Officer, sought feedback on governance priorities, compensation programs, and environmental and social issues. During this past year, we specifically sought additional feedback on the
Company's compensation and benefit programs for our NEOs. We encouraged stockholders to speak with a member of the Board or a representative of the Compensation and Management Development Committee and accommodated requests for such conversations when made. In our most recent pre-proxy season engagement cycle:

We contacted		We held approximately
40	of our top stockholders	10	meetings with stockholders

representing approximately		representing approximately
64%	of our outstanding common stock	31%	of our outstanding common stock

At Acuity, the core of our executive compensation philosophy continues to be "pay aligned to performance." We are pleased that our compensation program design changes received strong support from our stockholders at our annual meeting held in January 2024.
Following our Say on Pay vote results at our annual meeting held in January 2024, we continued to engage with stockholders to better understand any current areas of concern and review incentive design changes for fiscal 2024. After reviewing market trends, determining that our plans are driving the intended performance results and are aligned to our strategy, evaluating our Say on Pay vote results, and receiving supportive feedback from stockholders regarding the compensation design changes we made in fiscal 2022 and fiscal 2023, our Compensation and Management Development
Committee determined to maintain the fiscal 2023 compensation design for fiscal 2024, and again in fiscal 2025.

Acuity Brands, Inc. | 2025 Proxy Statement | 43
EXECUTIVE COMPENSATION
Response to Other Stockholder Feedback
We also continued to review and make appropriate governance changes that are in line with our values and good governance trends. Our continued outreach reinforces our commitment to our stockholders to seek their feedback or support for our proposed changes. Our recent changes and activity include:
▪in fiscal 2023, we refreshed the committees of the Board by rotating Directors onto new committees, which allowed for new perspectives to be shared and expertise to be provided;
▪in fiscal 2024, we evaluated additional opportunities for Director rotation and in fiscal 2025 approved Director rotation, subject to re-election, from our Compensation and Management Development Committee to our Audit Committee to be
effective immediately following the Annual Meeting;
▪we maintained our focus on executing our inclusion and belonging strategy and initiatives that included (i) continuing to support our five Employee Resource Groups ("ERGs"), including two ERGs formed in fiscal 2023, a Veterans ERG and a Mind Matters ERG, (ii) leveraging our Listening Strategies with our ERGs to help inform strategic business decisions around Total Rewards programs, (iii) refining human resources processes with inclusion and belonging goals and opportunities in mind, and (iv) providing increased inclusion and belonging programming and resource materials to best support the diverse communities within the Company; and
▪continued focus on ESG priorities and strategies as highlighted in our most recent EarthLIGHT report available at
www.acuitybrands.com .*

* The information in the EarthLIGHT report and any other information on our website that we may refer to herein is not incorporated by reference into, and does not form any part of, this Proxy Statement.

Acuity Brands, Inc. | 2025 Proxy Statement | 44
EXECUTIVE COMPENSATION
Business Overview
Acuity Brands is a market-leading industrial technology company. We use technology to solve problems in spaces, light, and more things to come. Through our two business segments, we design, manufacture, and bring to market products and services that make a valuable difference in people’s lives. We achieve growth through the development of innovative new products and services, including lighting, lighting controls, building management solutions, and location-aware applications. We achieve customer-focused efficiencies that allow us to increase market share and deliver superior returns. We look to aggressively deploy capital to grow the business and to enter attractive new verticals.
Fiscal 2024 Performance
2024 Financial Highlights
We achieved the following:

Fiscal Year Ended August 31 ($ millions, except diluted earnings per share)	GAAP	Non-GAAP(1)
Net Sales

Diluted Earnings Per Share / Adjusted Diluted Earnings Per Share

Net Cash Flow From Operating Activities (GAAP) / Free Cash Flow (Non-GAAP)
(1)This column includes non-GAAP financial measures used by the Board and management to assess the performance of the business. See Appendix A for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP.
Net sales of $3.84 billion for the year ended August 31, 2024 decreased by $111 million, or 2.8%, compared with the prior-
year period due to declines in sales within our Lighting segment, partially offset by higher sales within our Spaces segment. Acquisitions and divestitures did not have material impacts on consolidated net sales for the year ended
August 31, 2024.
Diluted earnings per share for fiscal 2024 was $13.44 compared with $10.76 for the prior-year period, an increase of
$2.68 per share, or 24.9%. The increase in diluted earnings per share reflects higher net income, and lower outstanding diluted shares. Adjusted diluted earnings per share for fiscal 2024 was $15.56 compared with $14.05 for the prior-year period, an increase of $1.51 per share or 10.7%. The improvement in adjusted diluted earnings per share reflects higher adjusted net income, as well as lower outstanding diluted shares.
We generated $619 million of cash flows from operating activities during fiscal 2024 compared with $578 million in the prior-year period, an increase of $41 million. This increase was due primarily to higher net income in fiscal 2024, partially offset by higher working capital investments to fund profitable growth. We allocated capital to $64 million in capital expenditures to support organic growth in our business, $18 million in dividends paid to stockholders, and $89 million, or
454,000, of share repurchases.

Acuity Brands, Inc. | 2025 Proxy Statement | 45
EXECUTIVE COMPENSATION
Key Fiscal 2024 Achievements
▪We achieved improved operating performance in fiscal 2024 that delivered end-user satisfaction and improved financial results
▪We continued to improve our business and allocate capital effectively
▪In our Lighting segment, our financial performance was strong, and we made progress on our strategy and on our initiatives. Our results are being driven by our strategy to increase product vitality, elevate service levels, use technology to improve and differentiate both our products and how we operate the business, and to drive productivity.
▪Evolved our strategic portfolios: Made to Order, Design SelectTM, and Contractor SelectTM, to create the most effective way for our end users to get what they need, when they need it, for their specific projects
▪Invested for future growth: Prioritized new verticals where we have not historically competed or where we are under-penetrated:
▪in the refueling market where we developed a new line of tailored product solutions; and
▪in the horticulture vertical where we built a product portfolio to service the horticulture environment through organic and inorganic product development
▪Combined our lighting and supply chain organizations under one leader to better align the end-to-end connectivity of our processes to accelerate growth and drive productivity
▪Continued to be recognized for innovation and won several notable awards for products throughout the year including the prestigious Red Dot® "Best of the Best" award
▪In our Spaces segment, we continued to deliver strong growth and expanded margins through our strategy of making spaces smarter, safer, and greener by connecting the edge to the cloud. We increased our addressable market by expanding where we compete and what we can control.
▪Expanded where we compete by adding System Integrator capacity in the UK, Australia and Asia
▪Completed the integration of the KE2 Therm Solutions, Inc. adding refrigeration controls into the Distech
Controls business
▪Launched ResenseTM by Distech Controls® which won an award for best AI tech innovation for intelligent buildings
▪Won several notable sustainability awards for our Atrius® cloud applications
▪We generated significant cash flow and effectively allocated capital consistent with our priorities, including — we invested $64 million in capital expenditures, and acquired certain assets of Arize horticulture lighting. We increased our dividend per share 15 percent and allocated approximately $89 million to repurchase over 454,000 shares at an average price of $194 per share.
Total Stockholder Returns
At August 31, 2024, the one-, three-, five-, and ten-year total returns on the Company’s common stock compared to that of the respective benchmark indices were as follows:
Acuity Brands, Inc.
Standard & Poor's
Midcap 400 Index
Dow Jones
U.S. Electrical
Components
& Equipment Index
Dow Jones
U.S. Building Materials
& Fixtures Index

Acuity Brands, Inc. | 2025 Proxy Statement | 46
EXECUTIVE COMPENSATION
2024 Executive Compensation
Executive Compensation Strategy
Our compensation strategy is consistent with and supportive of our long-term goals and is founded on the following principles:
▪alignment of pay to performance;
▪alignment with the Company's business and operating strategy;
▪alignment with stockholder value creation;
▪consistency with peer group and market practice;
▪motivation and retention of key talent; and
▪flexibility to withstand uncertainty and difficulty in a challenging economic climate.
Compensation Best Practices

What We Do	What We Don't Do

  We align pay and performance by providing a
greater portion of compensation in
incentive compensation
  We conduct an annual compensation risk
assessment to ensure the designs of the STIP and
LTIP discourage excessive risk taking
  We conduct an annual review of peers, as well as
benchmark pay practices and pay levels to
ensure compatibility
  We retain an independent compensation
consultant to advise on director and executive
compensation matters
  We conduct regular outreach with stockholders
to discuss and review our executive
compensation program
  We have stock ownership guidelines for all
executive officers and directors
  We have a clawback policy that complies with and
exceeds NYSE listing standards, and we include
clawback rights in our equity award agreements
  We limit perquisites
  We have an annual Say on Pay vote

  We do not have employment agreements with
executive officers
  We do not have "single-trigger" provisions for
payout of benefits under change in control
agreements
  We do not have tax gross-ups in severance or
change in control agreements
  We do not allow new SERP participants
  We do not allow executive loans
  We do not permit hedging or pledging of stock by
directors and executive officers
  We do not pay dividends on equity awards until
performance units are earned or time-based
awards vest
  We do not allow repricing or backdating of
stock options

Acuity Brands, Inc. | 2025 Proxy Statement | 47
EXECUTIVE COMPENSATION
Pay and Performance Alignment
At Acuity, the core tenet of our executive compensation philosophy continues to be "pay aligned to performance." As such, a significant portion of the direct compensation opportunity for our NEOs is variable and "at-risk" since it is based on the achievement of financial performance goals, the value of our stock, or an individual performance assessment. The following graphic and table show the various elements of direct compensation and target pay mix for our NEOs. For fiscal
2024, our CEO’s variable pay represented 88% of total direct compensation opportunity, and for our other NEOs, variable pay represented on average approximately 77% of total direct compensation opportunity.
ELEMENTS OF FISCAL 2024 DIRECT COMPENSATION

Base Salary
Short-Term Incentive
Long-Term Incentive

Base Salary
Long-Term Incentive
Short-Term Incentive

12%
23%
CEO
88%
Performance-
Based
18%
Other
NEOs
77%
Performance-
Based
54%
70%
23%

Vehicle and Measures	Objective
Long-Term Incentive Award
▪For the CEO, weighting is:
▪75% PSUs, with 50% based on three-year adjusted
ROIC in excess of WACC, and 25% based on rTSR;
and
▪25% RSUs
▪For other NEOs, weighting is:
▪60% PSUs, with 40% based on three-year adjusted
ROIC in excess of WACC, and 20% based on rTSR;
and
▪40% RSUs

▪Provide variable equity compensation opportunity based
on achievement of performance goals over a three-year
period;
▪Reward Company and individual performance;
▪Drive a balanced perspective of both internal and relative
performance over the long-term;
▪Encourage and reward long-term appreciation of
stockholder value;
▪Encourage long-term retention through three-year
performance period associated with PSUs and three-
year vesting periods for RSUs; and
▪Align interests of executives with those of stockholders.

Short-Term Incentive Award
For all NEOs: ▪Company Performance (80%): ▪Net sales (34%) ▪Adjusted operating profit (33%) ▪Free cash flow (33%) ▪Individual Performance (20%): ▪Including ESG Goals
▪Provide variable cash compensation opportunity based
on achievement of annual performance goals aligned
with business objectives;
▪Reward focus on operational performance, profitability,
and cash flow generation; and
▪Reward individual performance and ESG goal attainment
aligned with Company and stockholder interests.

Base Salary
▪Provide a competitive level of fixed cash compensation; and ▪Reward individual performance, level of experience, and responsibility.

Acuity Brands, Inc. | 2025 Proxy Statement | 48
EXECUTIVE COMPENSATION
Process for Setting Executive Compensation
Role of Compensation Consultant
Under its Charter, the Compensation and Management Development Committee is authorized to engage outside advisors at the Company's expense. In fiscal 2024, the Compensation and Management Development Committee continued to engage Exequity as its independent compensation consultant. Exequity does not provide any additional consulting services to the Company.
The Compensation and Management Development Committee approves the services to be performed by the consultant and the related costs. Under the terms of arrangement with Exequity, Exequity performed the following services for the
Compensation and Management Development Committee in fiscal 2024 (in addition to preparation for and attendance at meetings of the Compensation and Management Development Committee):
▪peer group assessment, market compensation analysis, and overall compensation program design for the CEO and the other NEOs;
▪market compensation analysis for non-employee directors;
▪assistance and support on various items, including review of incentive programs (plan and award design), equity utilization, updates related to evolving executive compensation, and governance trends;
▪risk review of the executive compensation program; and
▪review of the draft Proxy Statement and input on various disclosures therein.
The Chair of the Compensation and Management Development Committee may make additional requests of the compensation consultant during the year on its behalf.
Prior to engaging Exequity, and annually thereafter (most recently in October 2024), the Compensation and Management
Development Committee considered Exequity's independence, including the following factors: (1) other services provided to us by the consultant; (2) fees paid by us as a percentage of the consulting firm’s total revenue; (3) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation and Management Development Committee; (5) any Company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation and Management Development Committee
reviewed these factors and concluded that the consultant is independent and that the work of the consultant did not raise any conflict of interest.
Market Data
The Compensation and Management Development Committee annually compares the various elements of our executive compensation program with respect to the CEO and other NEOs in order to evaluate compensation levels relative to that of the market and our competitors through the use of publicly available proxy peer group data, market surveys, total compensation studies, and long-term incentive compensation analyses.
For purposes of analyzing NEO compensation relative to that of the market, the Compensation and Management
Development Committee reviews peer companies' practices that are of comparable size and business focus, and that are representative of the companies with whom we compete for executive talent. Although we focus on ensuring industry-
representative peers, there is no individual or group of companies of similar size that exactly matches the markets and industry that our Company serves. The compensation consultant and management developed the recommended peer group based upon an assessment of the representative factors described above, as well as the availability of publicly-
disclosed compensation information, revenue (approximately 0.5 times and 2.5 times that of the Company), market capitalization, and historical profitability. In determining our executive compensation peer group for fiscal 2024, the
Compensation and Management Development Committee reviewed, with the help of the compensation consultant, our fiscal 2023 peer group and decided that no changes were needed.

Acuity Brands, Inc. | 2025 Proxy Statement | 49
EXECUTIVE COMPENSATION
The peer group for fiscal 2024 is comprised of the following list of 21 companies and includes electrical components and equipment, building products, construction, and engineering and industrial machinery companies with size and financial characteristics generally comparable to us:

A.O. Smith Corporation Allegion plc AMETEK Inc. Belden Inc. Carlisle Companies, Inc. Dover Corporation EnerSys	Generac Holdings, Inc. Hubbell Incorporated IDEX Corporation Keysight Technologies, Inc. Lennox International Lincoln Electric Holdings, Inc. Pentair plc	Regal Rexnord Corporation Rockwell Automation, Inc. Roper Technologies Sensata Technologies Hldg. plc Snap-on Incorporated Vishay Intertechnology, Inc. Xylem Inc.
In evaluating NEO compensation, survey data is also reviewed as a secondary reference to help ensure a holistic review of the market.
Role of Executive Officers
The CEO reports to the Compensation and Management Development Committee on his evaluations of certain senior executives, including the other NEOs. He makes compensation recommendations for the other NEOs with respect to base salary, merit increases, short-term incentives, and long-term incentives, which are the basis of discussion with the
Compensation and Management Development Committee. The peer group and survey market data provide competitive compensation information for positions of comparable responsibilities and experience with comparably-sized companies that are representative of the companies with whom we compete for executive talent.
Executive Compensation Framework
General Compensation Levels
The total direct compensation opportunities offered to our executive officers have been designed to ensure that they have a strong relationship with the creation of long-term value for stockholders, are competitive with market practices, support our executive recruitment and retention objectives, and are internally equitable among executives based on skill levels and experience. The short-term and long-term incentive portions of total direct compensation are designed to be performance-based and to provide compensation in excess of base salary only when performance goals are met.
In determining total direct compensation opportunities, the Compensation and Management Development Committee
considers: compensation information and input, including peer group comparisons and survey market data, provided by its compensation consultant; the evaluation by the Board of the CEO; and the CEO’s performance review and recommendation for each of the other executive officers.
Elements of Compensation
For fiscal 2024, our executive compensation program consisted of the following compensation elements for the
NEOs, including:
▪base salary;
▪performance-based short-term incentive awards;
▪performance-based long-term incentive awards in the form of PSUs with a three-year performance period that vest, if at all, after three years, subject to achievement of performance goals;
▪time-based RSU awards with a three-year vesting period;
▪post-termination compensation retirement benefits, as well as severance and change in control arrangements; and
▪limited perquisites (see Executive Perquisites for more details).

Acuity Brands, Inc. | 2025 Proxy Statement | 50
EXECUTIVE COMPENSATION
NEOs generally also participate in our health and welfare plans on the same basis as other full-time associates. In addition, beginning August 1, 2024, NEOs became eligible for an executive physical benefit, as described in Executive
Perquisites.
The objective for each element of compensation is described below.

Pay Element	Performance Metric	Rationale	Target Pay
Total Direct Compensation

Base Salary		Market competitive base pay allows for the attraction and retention of high-performing executives
Short-Term Performance-Based Incentive Award	Net Sales	Aligns objective financial performance metrics to our annual operating plan	80% of Target
	Adjusted Operating Profit	Rewards operational performance and profitability
	Free Cash Flow	Rewards generating cash to support our capital allocation priorities
	Individual Performance	Rewards individual contributions that positively impact overall Company performance and results; also includes a focus on ESG	20% of Target
Long-Term Incentive Award - Performance Stock Units	3-year ROIC in excess of WACC and rTSR	▪For CEO: Greater weighting to demonstrate the pay for performance focus while encouraging sound investments that generate returns for stockholders, while also providing alignment with other NEOs	75% of Target LTI Value
		▪For other NEOs: Encourages leaders to make sound investments that generate returns for stockholders	60% of Target LTI Value
Long-Term Incentive Award - Restricted Stock Units		▪For CEO: Directly aligns with value delivered to stockholders while weighting allows for greater emphasis on PSUs	25% of Target LTI Value
		▪For other NEOs: Directly aligns with value delivered to stockholders	40% of Target LTI Value

Other Compensation
Post-Termination Compensation
Encourages long-term retention through pension benefit and provides a measure of security against possible employment loss, through a change in control or severance agreement, in order to encourage the executive to act in the best interests of the Company and stockholders

2024 Elements and Determination of Executive Compensation
Base Salary
The base salary is designed to attract talented executives and provide a secure base of cash compensation. Salary adjustments may be made annually as merited or upon promotion to a position of increased responsibility. The base salaries of executives are generally set near or below the 50th percentile of peer group data depending on individual factors such as tenure, responsibilities, and performance. For the NEOs, the Compensation and Management
Development Committee considers market data and individual factors in determining pay levels.
For fiscal 2024, the base salaries for our NEOs were set, based on individual performance, peer group benchmarks, and survey market data. The base salaries for all NEOs remained the same in fiscal 2024, as shown below:

Name	2023 Base Salary	2024 Base Salary	% Change
Neil M. Ashe	$1,000,000	$1,000,000	—%
Karen J. Holcom	$550,000	$550,000	—%
Barry R. Goldman	$500,000	$500,000	—%
Dianne S. Mills	$500,000	$500,000	—%

Acuity Brands, Inc. | 2025 Proxy Statement | 51
EXECUTIVE COMPENSATION
Short-Term Incentive Awards
Performance-based short-term incentive compensation is a key component of our executive compensation strategy. This element is designed to be a significant performance-based component of overall compensation. STIP awards are made under the 2017 Management Cash Inventive Plan, which was approved by stockholders at the January 2018 annual meeting, and amended and restated in 2023, including to be renamed the Acuity Brands, Inc. Short-Term Incentive Plan
(the "Short-Term Incentive Plan"). STIP awards are designed to motivate executive officers to attain specific annual performance objectives that, in turn, further our long-term objectives. Approximately 2,600 salaried associates participated in the STIP in fiscal 2024, including the NEOs.
STIP awards are based on a combination of Company financial performance and individual performance. For fiscal 2024,
80% of the STIP opportunity could be earned based on the Company's performance relative to net sales, adjusted operating profit, and free cash flow, and 20% of the STIP opportunity could be earned based on achievement of individual performance goals, which included an ESG-related goal. The financial performance goals can be earned from 50% (at threshold) to 200% (at maximum) of target based on Company performance against targets that the Compensation and
Management Development Committee sets at the beginning of the fiscal year. If performance does not reach threshold, there is no award payout for Company performance. The individual performance component for the NEOs is determined using our performance management process ("PMP"), which results in the assignment of an individual performance percent using the rating scale described below ("PMP Rating").The maximum amount of dollars available for STIP award payouts to all eligible associates, including the NEOs, is equal to the sum of (1) the total incentive earned based on
Company performance compared to the pre-established Company goals, plus (2) the amount we would pay if all eligible associates received a 100% PMP Rating.
Under the STIP, the amount of each actual award, including the awards to the NEOs, are determined as follows:

Base Salary x Short-Term Incentive Target % = Target Opportunity

Target Opportunity x 80% Financial Goal x Company Performance %	+	Target Opportunity x 20% Individual Goal x Individual Performance %	=	Total Short-Term Incentive Payable
Fiscal 2024 Short-Term Incentive Target
At the start of the fiscal year, the Compensation and Management Development Committee sets each NEO’s Target
Opportunity, which is equal to a percentage of the NEO’s base salary. We generally set the Target Opportunities of the
NEOs between the 50th and 75th percentile of the peer group data, also taking into account individual factors such as tenure, responsibilities, and performance. Each NEO’s Target Opportunity is shown in the table below. The Compensation and Management Development Committee reviewed comparative market information and peer group data on Target
Opportunities for NEOs and determined that the only change for fiscal 2024 was an increase in the STIP Target for Mr.
Ashe from 130% to 150% based on that review.

Name	Salary ($)	STIP Target (%)	Target Opportunity ($)
Neil M. Ashe	1,000,000	150%	1,500,000
Karen J. Holcom	550,000	100%	550,000
Barry R. Goldman	500,000	100%	500,000
Dianne S. Mills	500,000	100%	500,000
Fiscal 2024 Financial Performance Measures and Weighting
As mentioned above, 80% of the short-term incentive awards is based on our achievement of financial performance measures, which are typically established by the Compensation and Management Development Committee and ratified by the Board early in the fiscal year. In selecting appropriate performance measures the Compensation and Management
Development Committee considers management's recommendations and current business objectives.

Acuity Brands, Inc. | 2025 Proxy Statement | 52
EXECUTIVE COMPENSATION
Each of the performance measures shown below, may be adjusted to exclude the impact of: (a) special charges for streamlining efforts and impairments; (b) the distortive effect of business acquisitions and/or dispositions; (c) purchase accounting adjustments; (d) significant changes in income tax rates or regulations; (e) significant changes in foreign currency; (f) refinancing or extinguishment of debt; (g) changes in accounting principles or accounting policies; and (h) any other unusual gain or loss or event deemed appropriate by the Compensation and Management Development Committee.
STIP FINANCIAL PERFORMANCE MEASURES

Measure(1)	Weighting	Calculation	Rationale
Net sales		Net sales is calculated in the same manner as net sales in our income statement with no adjustments.	Aligns objective financial performance metrics to our annual operating plan
Adjusted operating profit		Adjusted operating profit is calculated as operating profit and may be adjusted.	Rewards operational performance and profitability
Free cash flow		Free cash flow is calculated as cash provided by operating activities, minus purchases of property, plant, and equipment.	Rewards generating cash to support our capital allocation priorities
(1)Adjusted operating profit and free cash flow are non-GAAP financial measures. See Appendix B for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP and information relating to the calculation of these performance measures.
Performance Measurement Payout Levels
Our Compensation and Management Development Committee sets performance levels at threshold, target, and maximum based on improvement in annual financial measures that correlate with the long-term financial performance of mid-to-large cap companies. We strongly believe that our current performance measures, consisting of net sales (34%), adjusted operating profit (33%), and free cash flow (33%), are not only the leading indicators of how the Company performs, but also the main drivers to enhance our stockholder value. Payout levels are set based on anticipated performance that is expected to drive long-term stockholder value in the upcoming year and may increase commensurately with higher performance up to a maximum payout of 200% of target.
The following table shows the threshold, target, and maximum goals for each financial performance measure, along with our actual performance and resulting payout percent, and weighted payout percent. The “weighted payout percent” is determined by multiplying the performance measure’s weight by the payout % earned for that measure. For fiscal 2024, there were no adjustments made to these results.

Acuity Brands, Inc. | 2025 Proxy Statement | 53
EXECUTIVE COMPENSATION
STIP FINANCIAL PERFORMANCE MEASURES

Measure(2)	Weighting	Performance Objectives(1)			Actual (in millions)	Achievement % (rounded)	Weighted Payout % (rounded)
		Threshold	Target	Maximum
Net sales					$3,841	106%	36%
Adjusted operating profit					$553	130%	43%
Free cash flow					$555	132%	44%
				Company Payout Percentage			123%
(1)Threshold, Target, and Maximum amounts are payable at 50%, 100%, and 200%, respectively.
(2)Adjusted operating profit and free cash flow are non-GAAP financial measures. See Appendix B for reconciliations to the most directly comparable financial measures calculated in accordance with GAAP and information relating to the calculation of these performance measures.
Individual Performance
Performance of individual participants in the STIP, including the NEOs, is evaluated after the end of the fiscal year by:
▪comparing actual performance to daily job responsibilities and pre-established individual objectives consistent with overall Company objectives, and
▪considering, on a qualitative basis, whether the individual’s performance reflects our corporate values, business philosophies, and our ESG objectives and goals.
At the end of the fiscal year, each participant, including each NEO, is given a PMP Rating, which corresponds to a range of PMP Payout Percentages, as shown in the table below.

	Range of PMP Payout Percentage
PMP Rating Descriptions	Minimum	Maximum
Consistently Exceeded Expectations	130%	200%
Met and Often Exceeded Expectations	110%	130%
Met Expectations	85%	110%
Met Some Expectations	25%	85%
Did Not Meet Expectations	0%	0%
At the end of the fiscal year, the Compensation and Management Development Committee (or, with respect to Mr. Ashe, the Board) as applicable, selects the precise payout percentage within the applicable range based on factors such as level of responsibility and impact on our performance, with calibrations made across comparable positions to achieve consistency of the percentages selected.

Acuity Brands, Inc. | 2025 Proxy Statement | 54
EXECUTIVE COMPENSATION
Key Achievements of our NEOs
The individual objectives for Mr. Ashe were set with the approval of the Compensation and Management Development
Committee. The individual objectives for the other NEOs were set after individual discussion with Mr. Ashe. Below is a summary of the achievements of each of our NEOs during fiscal 2024 based on the individual objectives set at the beginning of the year:

Neil M. Ashe
▪Expanded adjusted operating profit by $42 million and adjusted operating profit margin by 160 basis points while sales declined modestly ($111 million or 3%) year-over-year
▪Drove the generation of $555 million of free cash flow for the full year of fiscal 2024, an increase of $44 million over the prior fiscal year
▪Increased the dividend by 15%
▪Effectively allocated capital through the creation of permanent stockholder value by allocating $89 million of capital to share repurchases
▪In Acuity Brands Lighting:
▪progressed our strategy to make the business more predictable, repeatable, and scalable, by focusing on product vitality, elevating service levels, the use of technology throughout the business, and driving productivity
▪strategically managed product vitality and price while improving input costs, delivering adjusted operating profit margin of 17.5%, a 160-basis point improvement over the prior fiscal year
▪combined our lighting and supply chain organizations under one leader to better align the end-to-end connectivity of our processes
▪evolved our strategic portfolios: Made to Order, Design Select and Contractor Select, to create the most effective way for our end users and contractors to get what they need, when they need it, for their specific projects
▪extended our capabilities in two new or under-penetrated verticals: re-fueling and horticulture
▪In Acuity Intelligent Spaces:
▪grew net sales by 16% to $292 million and improved adjusted operating profit margin by 190 basis points to 21.7%
▪advanced our strategy of making spaces smarter, safer, and greener and expanded our addressable market by adding system integrator capabilities in the UK, Australia and Asia
▪completed the integration of the KE2 Therm into the Distech Controls business expanding what we control
▪Improved associate Sustainable Engagement score by 1 point to 86%, which exceeded manufacturing and high technology norms; Acuity is now included in the survey’s population of companies that are deemed high-performing based on financial results and human resources practices
▪Continued implementing process, facility, and other changes towards the Company’s Scope 1 and 2 GHG emissions reduction target of 42.8% by the end of fiscal 2029

Karen J. Holcom
▪Effectively managed free cash flow through forecasting and controlling working capital resulting in $555 of free cash for the full year of fiscal 2024, an increase of $44 million over the prior fiscal year
▪Increased the dividend by 15%
▪Led capital allocation priorities that included $89 million of share repurchases
▪Further improved financial processes and technology against end-user satisfaction and time goals
▪Executed against a comprehensive Finance Technology Roadmap
▪Continued to improve performance, engagement and talent depth of Finance team; improved Sustainable
Engagement score to 86%
▪Continued to provide leadership to Mind Matters ERG (Mental Health Group)
▪Continued to elevate key shareholder relationships and led investor outreach in new geographies

Acuity Brands, Inc. | 2025 Proxy Statement | 55
EXECUTIVE COMPENSATION

Barry R. Goldman
▪Effectively supported strategic business priorities, including geographic expansion, intellectual property related to new product innovation, building new verticals (including refueling and horticulture), and implementing software and services offerings
▪Successfully managed resolution of legal disputes and litigation by and against the Company in fiscal 2024
▪Continued providing strategic leadership on sustainability efforts as an integral part of business strategies to achieve the published results of the Company’s EarthLIGHT program (including establishing near-term and long-term targets under the Science-based Targets Initiative and increasing the Company’s Inclusion Index and Ethical Culture scores on our Associate Engagement Survey)
▪Provided strategic leadership to our Veterans Network Employee Resource Group
▪Defined and began implementing future-state structure and processes of legal, compliance, and enterprise risk management functions to better scale and support future growth of the Company

Dianne S. Mills
▪Continued evolution of company culture through: application of values, Better.Smarter.Faster. operating system, and work and metric alignment
▪Continued efforts to drive improvements and outcomes from Associate Listening which landed the Company in the
Towers Watson high-performance normative benchmark, which represents the top 5% of companies included in the survey based on meeting criteria for outstanding financial performance and human resources practices for 2024
▪Provided strategic leadership and capabilities to organizational alignment and business transformation efforts across the Company, particularly in product, engineering and manufacturing
▪Delivered a scalable and global human resources model with more strategic advisory, labor relations, talent/
organization effectiveness, analytical and operational capabilities
▪Continued development and implementation of Human Resource’s Digitization strategy, including a multi-phase associate experience roadmap

Fiscal 2024 Short-Term Incentive Award
On October 24, 2024, the Compensation and Management Development Committee certified the achievement of fiscal
2024 financial performance objectives based upon information prepared by the Company’s finance department and approved the fiscal 2024 STIP awards to the NEOs, other than Mr. Ashe. The independent members of the Board then reviewed and approved the Compensation and Management Development Committee’s recommendations with respect to
Mr. Ashe's fiscal 2024 STIP award.
The following table reflects the actual STIP awards for each of our NEOs based on our financial performance and their individual performance for fiscal 2024:

Named Executive Officer	Financial Performance Payout($)(1)		Individual Performance Payout ($)(2)		Actual 2024 Short-Term Incentive Award Payout ($)
Neil M. Ashe	1,476,000	+	375,000	=	1,851,000
Karen J. Holcom	541,200	+	137,500	=	678,700
Barry R. Goldman	492,000	+	100,000	=	592,000
Dianne S. Mills	492,000	+	125,000	=	617,000
(1)Financial performance payout is equal to Target Opportunity multiplied by 80% of the Financial Goal achieved at 123%.
(2)Individual performance payout is equal to Target Opportunity multiplied by 20% of the individual performance percent achieved. Individual performance percent achieved for each of the NEOs was: Mr. Ashe, 125%; Ms. Holcom, 125%; Mr. Goldman, 100%; and Ms. Mills, 125%.
Long-Term Incentive Awards
A substantial portion of the total direct compensation of our NEOs is delivered in LTIP awards in the form of PSUs and
RSUs. LTIP awards are generally granted on an annual basis. The Compensation and Management Development
Committee may also grant LTIP awards at the time an executive officer is hired or promoted, or to recognize an executive officer's outstanding performance.

Acuity Brands, Inc. | 2025 Proxy Statement | 56
EXECUTIVE COMPENSATION
LTIP awards are granted under the stockholder-approved Omnibus Incentive Plan. The purpose of the LTIP is to enable executive officers and other eligible associates to accumulate capital through future managerial performance, which the
Compensation and Management Development Committee believes contributes to the future success of our Company. The
Compensation and Management Development Committee believes that awards under the LTIP promotes a long-term focus on our profitability due to the multi-year vesting period under the plan. The LTIP is also intended to directly align the value received by the NEOs with the value received by our stockholders since LTIP awards are paid in shares of our common stock.
Fiscal 2024 Long-Term Incentive Awards
In fiscal 2024, there were approximately 590 eligible participants in the LTIP. The awards were based on the following:
▪the grant date value of annual awards approximate the median target value of awards for similar positions in the market
(the grant date value of the actual award may be slightly higher or lower based on individual performance);
▪for the CEO, 75% of the annual award was in the form of PSUs, of which 50% were based on three-year adjusted
ROIC in excess of WACC and 25% were based on an rTSR metric;
▪for the other NEOs, 60% of the annual award was in the form of PSUs, of which 40% were based on three-year adjusted ROIC in excess of WACC and 20% were based on an rTSR metric;
▪the PSUs granted to NEOs vest only if the three-year performance goals are achieved;
▪the actual payout of the PSUs is dependent on the achievement of an established performance goal in excess of related thresholds, which may allow for payout up to two-times the number of units originally awarded; and
▪25% of the CEO annual award and 40% of the other NEO annual awards were in the form of RSUs that vest ratably over a three-year period.
The NEOs' awards are intended to demonstrate our commitment to value creation and alignment with stockholders, with the majority of our CEO's and other NEO's long-term awards delivered as performance-based PSUs.
Fiscal 2024 PSU Performance Goal
The actual number of shares earned under the PSU awards will be determined at the end of a three-year performance period that begins on September 1, 2023 and ends on August 31, 2026 (i.e., fiscal 2024 through fiscal 2026), based on the extent by which our average adjusted ROIC exceeds our average estimated WACC and based on our rTSR ranking against the S&P 400 Capital Goods Index. For rTSR, the S&P 400 Capital Goods Index was determined to be the right comparison group based on industry, overlap with our compensation peer group, stock price correlation, and number of companies included. See Appendix B for information relating to the calculation of WACC. The Compensation and
Management Development Committee selected these measures for our fiscal 2024 PSUs to encourage the NEOs to make sound investment decisions that generate positive returns for stockholders and to drive balance between internal and external performance. The level of achievement is based on the following:
ROIC METRIC

	Threshold	Target(1)	Maximum(1)
Performance Goals	Average adjusted ROIC does not exceed the average estimated WACC by at least 2 percentage points	Average adjusted ROIC is equal to or greater than average estimated WACC by 2 percentage points	Average adjusted ROIC is equal to or greater than average estimated WACC by 6 percentage points
Payout Percentage	0%	100%	200%
(1)The total number of shares earned will be interpolated between Target (100%) and Maximum (200%).
rTSR METRIC

	Threshold(1)	Target	Maximum(1)
Performance Goals	<25th Percentile Rank Relative to the S&P 400 Capital Goods Index	50th Percentile Rank Relative to the S&P 400 Capital Goods Index	>75th Percentile Rank Relative to the S&P 400 Capital Goods Index
Payout Percentage	0%	100%	200%
(1)The total number of shares earned will be interpolated between Threshold (0%) and Maximum (200%).

Acuity Brands, Inc. | 2025 Proxy Statement | 57
EXECUTIVE COMPENSATION
Fiscal 2024 Long-Term Incentive Award Values
The following table shows the fiscal 2024 LTIP award values granted to the NEOs, both in dollars and number of shares
(assuming the PSUs are earned at 100%):

		Value by Award Type		Number of Shares by Award Type(1)
Named Executive Officer	Grant Date Fair Value of Award ($)	Restricted Stock Units ($)	Performance Stock Units ($)	Restricted Stock Units (#)	Performance Stock Units at Target (#)
Neil M. Ashe	6,000,000	1,500,000	4,500,000	9,243	27,726
Karen J. Holcom	1,650,000	660,000	990,000	4,067	6,100
Barry R. Goldman	1,000,000	400,000	600,000	2,465	3,697
Dianne S. Mills	1,000,000	400,000	600,000	2,465	3,697
(1)The Number of Shares by Award Type is calculated by dividing the Value by Award Type by the Company's closing stock price on the grant date, October
24, 2023, and rounded to the nearest whole unit. The Company's closing stock price on the grant date was $162.30.
RSUs vest ratably over a three-year period and PSUs will vest at the end of three years, subject to achievement of the specified performance measures. Dividends accrue on RSUs and PSUs but are not paid until the underlying award vests.
Vesting of Fiscal 2022 Performance Stock Units
On October 25, 2021, the Compensation and Management Development Committee granted PSUs ("2021 PSUs") to our
NEOs, Mr. Ashe, Ms. Holcom, Mr. Goldman and Ms. Mills.
The 2021 PSUs were subject to achievement of our average adjusted ROIC in excess of our average estimated WACC measured over a three-year performance period beginning on September 1, 2021 and ending on August 31, 2024 (i.e., fiscal 2022 through fiscal 2024). The Threshold, Target and Maximum performance achievement levels for the 2021 PSUs were the same as those described above in Fiscal 2024 PSU Performance Goal for ROIC. The payout of the awards was certified by the Compensation and Management Development Committee on October 24, 2024, based on financial information presented with the final payout representing maximum performance of 200% as summarized in the table below.

Average Adjusted ROIC for Performance Period(1)	Average Estimated WACC for Performance Period	Amount by which Average Adjusted ROIC Exceeds WACC	Payout Percentage
18.2%	10.3%	7.9 percentage points	200%
(1)Adjusted ROIC is a non-GAAP financial measure. See Appendix B for a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP.
Based on the 200% performance achievement, Mr. Ashe, Ms. Holcom, Mr. Goldman and Ms. Mills earned the following payouts for their 2021 PSUs.

Participating Named Executive Officers	Target PSUs (#)	Earned Shares (#)
Neil M. Ashe	18,115	36,230
Karen J. Holcom	3,623	7,246
Barry R. Goldman	1,932	3,864
Dianne S. Mills	2,415	4,830
Executive Perquisites
The limited perquisites and other personal benefits that are available to our NEOs consist of: charitable contributions made by the Company on behalf of an executive officer under the Company's Matching Gift Program, which permits the
Company to make matching contributions, on a dollar-for-dollar basis, of up to $5,000 in the aggregate, to eligible charitable organizations during each fiscal year; commencing August 1, 2024, an executive physical benefit of up to
$5,000 per NEO per year; limited events attended by our Board and certain members of management, which are designed to foster development opportunities and encourage strategic discussions with members of our Board; and
limited personal use of the Company's aircraft, which is subject to reimbursement to the Company. We also provide other limited perquisites and other personal benefits that we have determined have no aggregate incremental cost to the
Company.
In fiscal 2024, the aggregate amount of perquisites and personal benefits provided to each NEO was less than $10,000.

Acuity Brands, Inc. | 2025 Proxy Statement | 58
EXECUTIVE COMPENSATION
Retirement Benefits
We sponsor the Acuity Brands, Inc. 2002 Supplemental Executive Retirement Plan, as amended (the "2002 SERP"), which was implemented effective January 1, 2003. The 2002 SERP provides participants with a nonqualified pension benefit based on the participant’s average earnings and years of service, which benefit is generally payable in an annuity following retirement. Based on stockholder feedback, we amended the 2002 SERP in October 2020 to close the plan to new participants. Benefits to existing participants were not affected and continue to accrue. Each of our NEOs, other than
Ms. Mills, participated in the 2002 SERP in fiscal 2024. Ms. Holcom and Mr. Goldman also have legacy benefits under a frozen component of our legacy tax-qualified pension plan (the “Legacy Pension Plan”), which they accrued for service prior to becoming executive officers. See Pension Benefits in Fiscal 2024 for a detailed description of the 2002 SERP and the Legacy Pension Plan.
We maintain several deferred compensation plans described below under Fiscal 2024 Non-Qualified Deferred
Compensation. The deferred compensation plans are designed to provide eligible participants an opportunity to defer compensation on a tax-efficient basis. Under certain plan provisions, we make contributions to participants’ accounts.
We maintain defined contribution plans ("401(k) plans") for all of our eligible U.S. associates. The 401(k) plans provide for associate pre-tax contributions, as well as employer matching contributions for salaried participants and certain hourly participants that do not participate in qualified defined benefit retirement plans.
Change in Control Agreements
We have change in control agreements with our NEOs that provide for separation payments and benefits, consistent with common market practices among our peers, upon qualifying terminations of employment in connection with a change in control of our Company. The change in control agreements are intended to promote meeting the business objectives and needs of our Company and our stockholders by providing the NEOs with some measure of security against the possibility of employment loss that may result following a change in control.
For additional information on the change in control arrangements see Potential Payments upon Termination—Change in Control Agreements.
Severance Agreements
To help ensure that we are offering a competitive executive compensation program, we believe it is important to provide reasonable severance benefits to our NEOs. Accordingly, we have entered into severance agreements with each of our NEOs.
Severance agreements contain restrictive covenants with respect to confidentiality, non-solicitation, and non-competition and are subject to the execution of a release. Severance agreements for Mr. Ashe, Ms. Holcom, Mr. Goldman, and Ms.
Mills are effective until terminated in accordance with the provisions of the agreement, except during a "Covered Period,"
which includes the six months prior to a change in control event and continues for two years following a change in control.
For additional information on the severance arrangements see Potential Payments upon Termination—Severance
Agreements.
Other Practices, Considerations, and Policies
Stock Ownership Guidelines
Our NEOs are subject to stock ownership guidelines. The guidelines are intended to help ensure that our executive officers maintain an equity interest in our Company at a level sufficient to assure our stockholders of their commitment to value creation, while addressing their individual needs for portfolio diversification. The stock ownership guidelines provide that, over a five-year period, the NEOs will attain ownership in our common stock valued at a multiple of their annual base salary as shown in the table below.

	Multiple of Salary		Multiple of Salary
Neil M. Ashe	6X	Barry R. Goldman	3X
Karen J. Holcom	3X	Dianne S. Mills	3X

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EXECUTIVE COMPENSATION
The stock ownership levels of all NEOs currently exceed the salary multiple required by the guidelines. For the purpose of calculating compliance with the guidelines, share ownership includes shares owned directly or indirectly, shares and/or units represented by amounts invested in the Company's 401(k) plans, unvested time-based RSAs, RSUs and phantom stock, in-the-money time-vested stock option awards, and performance stock options and stock unit awards if performance measures have been achieved. See our Stock Ownership Guidelines Policy at www.acuitybrands.com under For Investors then Governance–Committee Charters & Governance Documents.
Hedging, Pledging, and Insider Trading Policy
The Company has adopted an insider trading policy that governs the sale, purchase, and/or other dispositions of our securities (and related derivative securities) by directors, officers and employees, other covered persons, and the
Company and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. Our insider trading policy prohibits our associates, officers, and directors from hedging their ownership of our common stock, including the prohibition from engaging in short sales of our common stock and from purchasing or selling any derivative securities, or entering into any derivatives contracts relating to our securities. Our insider trading policy also prohibits our associates, officers, and directors from purchasing, selling, or otherwise disposing of Company securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan).
Our insider trading policy prohibits our executive officers and directors from pledging our common stock. None of our
NEOs or directors holds any of our stock subject to pledge.
Clawback Policy and Clawback Provisions
We have a recoupment or “clawback” policy ("Clawback Policy") in order to further align the interests of key associates with the interests of our stockholders and strengthen the link between total compensation and the Company’s performance. During 2023, we amended and restated the Clawback Policy to comply with recently adopted NYSE listing standards and SEC regulations governing compensation recovery policies. Under our Clawback Policy as amended and restated, if we are required to prepare certain types of accounting restatements, we will be required to recover or “claw back” incentive-based compensation from any current or former executive officer, including our NEOs. We also may recover such compensation from our executive officers’ direct reports. The Clawback Policy provides for the limited exceptions permitted by the listing standards and regulations, including an exception if the direct expense of recovery would exceed the amount to be recovered.
Under our Clawback Policy as amended and restated, “incentive-based compensation” is defined broadly to include any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, and will generally include our STIP and PSUs. The amount of incentive-based compensation that will be subject to recovery is the excess of the incentive-based compensation received during the preceding three years over the amount of incentive-based compensation that would have been received had the amount been determined based on the restated
financial statements.
The amended and restated policy applies to incentive-based compensation received on or after October 2, 2023.
Incentive-based compensation received prior to October 2, 2023 remains subject to our prior policy, which was discretionary rather than mandatory. The policy gives the Compensation and Management Development Committee discretion to administer and interpret the policy. To date, no NEO has been subject to any clawbacks.
In addition to the Clawback Policy, STIP awards made under the Short-Term Incentive Plan and LTIP awards made under the Omnibus Inventive Plan include compensation recovery rights for the Company. The Short-Term Incentive Plan provides that STIP awards are subject to the Clawback Policy and deduction, clawback or forfeiture to the extent required to comply with any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards. The Short-Term Incentive Plan also provides that STIP awards and any cash payments received pursuant to such awards will be subject to deduction, recoupment, or forfeiture at the discretion of the Compensation and
Management Development Committee, in the event that the committee determines that a participant's negligence, fraud or other misconduct contributed to the Company having to restate all or a portion of its financial statements or in the event that a participant otherwise engages in misconduct, including any material violation of law or Company policy, which causes or might reasonably be expected to cause financial, reputational, or other harm to the Company, as determined by the Compensation and Management Development Committee.

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EXECUTIVE COMPENSATION
Similarly, the Omnibus Incentive Plan provides that LTIP awards are subject to Clawback Policy or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by applicable law. Further, the Omnibus Incentive
Plan provides that the Compensation and Management Development Committee may determine that participant’s rights, payments and benefits with respect to any award under it are subject to reduction, cancellation, forfeiture or recoupment in the event of: the participant’s termination for cause; serious misconduct; violation of the Company’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company; breach of applicable noncompetition, nonsolicitation, confidentiality, or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company, or otherwise detrimental to the business, reputation or interests of the
Company; or upon the occurrence of certain events specified in the applicable award agreement. In addition, the terms of agreements for RSU and PSU awards made under the LTIP provide that awards are subject to the Clawback Policy and deduction, clawback or forfeiture to the extent required to comply with any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards.
Equity Award Grant Practices
Equity awards under our LTIP are approved by the Compensation and Management Development Committee, and by the
independent members of the Board for our CEO, on an annual basis or when necessary on the basis of business needs, changing compensation practices, or other factors. The CEO may make interim equity awards to associates who are not executive officers from a previously approved discretionary stock pool, which are generally made on the first business day of each fiscal quarter based on prescribed criteria established by the Compensation and Management Development
Committee. In certain circumstances, the Board may approve equity awards to key associates of newly acquired businesses in order to retain key talent or to incentivize their continued efforts on behalf of the Company. Interim equity awards may be granted upon initial hiring and following promotions or other special circumstances that occur during the year, subject to Compensation and Management Development Committee approval. The Compensation and Management
Development Committee and the independent members of the Board do not take into account material nonpublic information in determining the timing and terms of the equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of compensation.
Compensation Risk Analysis
Because performance-based incentives play a large role in our overall executive compensation program, we believe that it is important to help ensure that these incentives do not result in our executives taking actions that may conflict with our long-term best interests. The Compensation and Management Development Committee considers risk in designing the compensation program with the goal of appropriately balancing short-term incentives and long-term performance. We address this in several ways:
▪The various financial performance measures that are set under the STIP and LTIP are balanced and are informed by prior year performance levels and multi-year performance targets that are reviewed and approved by the Board. We believe these performance targets are challenging, yet attainable, without the need to take inappropriate risks or make material changes to our business or strategy.
▪Awards under the LTIP are made in the form of equity grants that either vest over time or upon the achievement of three-year performance targets. We believe the three-year vesting of the equity awards plays an important role in mitigating unnecessary or excessive risk taking.
▪The STIP and the LTIP have maximum payout limitations for each participant.
▪Because the value of the equity awards is best realized through long-term appreciation of stockholder value (especially when coupled with our Stock Ownership Guidelines), we believe the equity awards encourage a long-term growth mentality among our executives and aligns their interests with those of our stockholders.
The Compensation and Management Development Committee's independent, third-party consultant conducted a risk assessment of the Company's compensation programs. After reviewing this risk assessment and discussion of the results with management, the Compensation and Management Development Committee concluded that our compensation program does not encourage management to take excessive risks and serves the stockholders’ best interests in our sustained long-term performance by including an appropriate balance of financial performance measures, extended vesting schedules, and significant stock ownership requirements.

Acuity Brands, Inc. | 2025 Proxy Statement | 61
EXECUTIVE COMPENSATION
Report of the Compensation and Management
Development Committee
The Compensation and Management Development Committee has reviewed and discussed with management the contents of the Compensation Discussion and Analysis section of this Proxy Statement. Based on its review and discussions with management, the Compensation and Management Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for fiscal 2024 for filing with the SEC.
COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
Maya Leibman, Chair
Marcia J. Avedon, Ph.D.
W. Patrick Battle
James H. Hance, Jr.
Mark J. Sachleben

Acuity Brands, Inc. | 2025 Proxy Statement | 62
EXECUTIVE COMPENSATION
Executive Compensation Tables
Fiscal 2024 Summary Compensation Table
The following table presents compensation data for the NEOs for fiscal 2024, 2023 and 2022, as may be applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Neil M. Ashe Chairman, President and CEO	2024	1,000,000	—	6,730,939	—	1,851,000	1,299,815	12,420	10,894,174
	2023	1,000,000	—	6,091,382	—	1,398,800	711,755	11,880	9,213,817
	2022	1,000,000	—	5,000,154	—	1,086,800	578,872	13,179	7,679,005
Karen J. Holcom Senior Vice President and Chief Financial Officer	2024	550,000	—	1,810,894	—	678,700	339,153	74,063	3,452,810
	2023	541,667	—	1,791,926	—	569,800	216,233	62,673	3,182,299
	2022	500,000	—	1,500,067	—	393,000	93,668	106,550	2,593,285
Barry R. Goldman Senior Vice President and General Counsel	2024	500,000	—	1,097,531	—	592,000	374,265	45,202	2,608,998
	2023	491,667	—	1,086,017	—	518,000	219,432	36,222	2,351,338
	2022	445,833	—	800,132	—	349,200	84,573	62,387	1,742,125
Dianne S. Mills Senior Vice President and Chief Human Resources Officer	2024	500,000	—	1,097,531	—	617,000	7,503	21,120	2,243,154
	2023	491,667	—	1,086,017	—	553,000	4,695	34,813	2,170,192
	2022	450,000	—	1,000,114	—	376,200	—	52,122	1,878,436
(1)Represents the aggregate grant date fair value of PSU and RSU awards granted during the applicable fiscal year. The fiscal 2024 awards consisted of
75% PSUs and 25% RSUs for Mr. Ashe and 60% PSUs and 40% RSUs for Ms. Holcom, Mr. Goldman, and Ms. Mills. The value of PSUs granted in fiscal
2024, assuming the maximum level of performance will be achieved, is as follows: Mr. Ashe, $10,461,601, Ms. Holcom, $2,301,640, Mr. Goldman,
$1,394,924, and Ms. Mills, $1,394,924. The assumptions used to value RSUs and PSUs granted can be found in Note 11 to our Consolidated Financial
Statements included in the Annual Report on Form 10-K for the fiscal year ended August 31, 2024. For more information regarding stock awards granted in fiscal 2024, see Fiscal 2024 Long-Term Incentive Awards.
(2)Represents amounts earned under the STIP for the applicable fiscal year. For more information, see Fiscal 2024 Short-Term Incentive Awards.
(3)For fiscal 2024, represents the increase in the actuarial present value of benefits under the 2002 SERP and the Legacy Pension Plan (for Ms. Holcom
and Mr. Goldman) and above-market earnings on deferred compensation that is not tax-qualified, in each case to the extent applicable. The increases in defined benefit pension values for fiscal 2024 were as follows: Mr. Ashe, $1,299,815, Ms. Holcom $302,123, and Mr. Goldman, $336,355. The changes in actuarial present value of the Legacy Pension Plan for Ms. Holcom and Mr. Goldman were inadvertently omitted from the Fiscal 2023 Summary
Compensation Table and the Fiscal 2022 Summary Compensation Table in our Definitive Proxy Statements on Schedule 14A filed in 2023 and 2022, respectively, due to an administrative oversight. The omitted changes were decreases in the actuarial present value (-$10,073 and -$2,068 for
Ms. Holcom for fiscal years 2022 and 2023, respectively, and -$14,598 and -$2,897 for Mr. Goldman for fiscal years 2022 and 2023, respectively) that would have reduced the total compensation disclosed in the Summary Compensation Table for Ms. Holcom and Mr. Goldman for the applicable fiscal years. The amounts shown for Ms. Holcom and Ms. Goldman in the Summary Compensation Table above for fiscal years 2023 and 2022 have not been reduced by these amounts. The change in the pension value for fiscal 2024 was primarily attributed to an increase in the value due to the passage of time and a lower discount rate. The change in the pension value for fiscal 2023 was primarily attributed to an increase in the value under the 2002 SERP due to the passage of time. The change in the pension value for fiscal 2022 was primarily attributed to an increase in the value under the 2002 SERP due to the passage of time. The above-market earnings on deferred compensation for fiscal 2024 were as follows. Ms. Holcom, $37,030, Mr. Goldman, $37,910, and Ms. Mills, $7,503. The above-market earnings were calculated as the excess of the earnings credited on deferred amounts under our deferred compensation plans that were deemed invested in the prime rate investment alternative under such plans over the amount that would have been earned had the deferred amounts been credited with a return equal to 120% of the applicable federal rate in effect when the prime rate investment alternative was first offered under the plans. For more information, see Pension Benefits in Fiscal 2024 and Fiscal 2024 Non-Qualified Deferred Compensation.
(4)Amounts shown for All Other Compensation include the following: matching contributions into the Company's 401(k) plan for Mr. Ashe, $12,420; for
Ms. Holcom, $12,180; for Mr. Goldman, $12,180; and for Ms. Mills, $6,120. Also included are Company Contributions into the Deferred Compensation
Plans as follows: Ms. Holcom, $61,883; Mr. Goldman, $33,022; and Ms. Mills, $15,000. In fiscal 2024, the aggregate incremental cost of perquisites and personal benefits provided to each NEO was less than $10,000.

Acuity Brands, Inc. | 2025 Proxy Statement | 63
EXECUTIVE COMPENSATION
Fiscal 2024 Grants of Plan-Based Awards
The following table provides information about equity and non-equity incentive awards for fiscal 2024 for each of the
NEOs. Non-equity incentive plan awards are made under the STIP and equity incentive awards are made under the LTIP.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Neil M. Ashe		750,000	1,500,000	3,000,000
PSU-ROIC	10/24/23				—	18,485	36,970				3,000,116
PSU-rTSR	10/24/23				—	9,241	18,482				2,230,685
RSU	10/24/23				—	—	—	9,243			1,500,139
Karen J. Holcom		275,000	550,000	1,100,000
PSU-ROIC	10/24/23				—	4,067	8,134				660,074
PSU-rTSR	10/24/23				—	2,033	4,066				490,746
RSU	10/24/23				—	—	—	4,067			660,074
Barry R. Goldman		250,000	500,000	1,000,000
PSU-ROIC	10/24/23				—	2,465	4,930				400,070
PSU-rTSR	10/24/23				—	1,232	2,464				297,392
RSU	10/24/23				—	—	—	2,465			400,070
Dianne S. Mills		250,000	500,000	1,000,000
PSU-ROIC	10/24/23				—	2,465	4,930	—			400,070
PSU-rTSR	10/24/23				—	1,232	2,464	—			297,392
RSU	10/24/23				—	—	—	2,465			400,070
(1)These columns show the possible fiscal 2024 payout for each NEO under the STIP if the threshold, target, or maximum goals, as such terms are defined by the SEC, were achieved. See Fiscal 2024 Summary Compensation Table for final amounts earned. See Fiscal 2024 Short-Term Incentive Award for a description of the program.
(2)These columns represent the potential payout of PSUs granted on October 24, 2023 under the LTIP if the performance measure is achieved over a three-
year performance period from September 1, 2023 to August 31, 2026. The threshold payout is 0% of the target shares granted and the maximum payout is 200% of the target shares for all NEOs. During the period of time that the award is unearned, dividends will accumulate at the same rate as dividends may be declared and paid on the Company's common stock ("Accumulated Dividends"). These Accumulated Dividends will be paid in cash when the underlying PSUs are earned and become vested and the underlying shares are issued. Accumulated Dividends will be forfeited if the PSUs are not earned or do not become vested. See Fiscal 2024 Long-Term Incentive Award for a description of the program.
(3)This column shows the number of RSUs granted on October 24, 2023. The RSU grants vest ratably in three equal annual installments beginning one year from the grant date. Accumulated Dividends are only paid when the RSUs vest and the underlying shares are issued, and will be forfeited if the
RSUs do not become vested.
(4)This column shows the aggregate grant date fair value, as determined in accordance with FASB ASC Topic 718. The grant date fair value of RSU and
PSU-ROIC awards is calculated using the closing price of our common stock on the NYSE on the grant date. The grant date fair value of PSU-rTSR award is calculated using a Monte Carlo Simulation. The assumptions used to value awards granted can be found in Note 11 to our Consolidated
Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended August 31, 2024.

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EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal 2024 Year-End
The following table provides information on outstanding equity awards held by the NEOs at August 31, 2024. The table includes unexercised or unearned option awards, unvested RSAs and RSUs, and unearned PSUs. The vesting schedule for each grant is shown in the "Vesting Schedule Table" that follows this table based on the grant date of each award. The option exercise prices shown below are the closing market price of our common stock on the NYSE on the grant date, except one option award to Mr. Ashe granted on January 31, 2020 had a premium exercise price that was $10 over the fair market value on the date of grant.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units, Or Other Rights That Have Not Vested ($)(5)
Ashe	01/31/20	200,000	—		117.87	01/31/30
	01/31/20	200,000	—		127.87	01/31/30
	01/31/20	100,000	—	—	117.87	01/31/30
	09/01/20	—	—	225,000	108.96	09/01/30
	09/01/20	39,150	13,050	—	108.96	09/01/30
	10/25/21						38,243	9,740,492	—	—
	10/24/22						5,157	1,313,488	38,679	9,851,541
	10/24/23						9,243	2,354,192	55,452	14,123,624
Holcom	10/24/16	897	—		239.76	10/24/26
	10/25/17	657	—		156.39	10/25/27
	10/24/18	1,468	—		116.36	10/24/28
	10/26/20						1,370	348,939	—	—
	10/25/21						8,454	2,153,234	—	—
	10/24/22						2,476	630,637	9,282	2,364,125
	10/24/23						4,067	1,035,865	12,200	3,107,340
Goldman	10/26/15	2,145	—		207.80	10/26/25
	10/24/16	2,325	—		239.76	10/24/26
	10/25/17	1,751	—		156.39	10/25/27
	10/24/18	2,936	—		116.36	10/24/28
	10/26/20						548	139,576	—	—
	10/25/21						4,508	1,148,188	—	—
	10/24/22						1,500	382,050	5,625	1,432,688
	10/24/23						2,465	627,836	7,394	1,883,252
Mills	10/26/20						548	139,576	—	—
	10/25/21						5,635	1,435,235	—	—
	10/24/22						1,500	382,050	5,625	1,432,688
	10/24/23						2,465	627,836	7,394	1,883,252
(1)For Mr. Ashe, the stock options shown in this column will only vest and become exercisable after the attainment of two independent conditions: a four year ratable vest from the grant date; and the closing stock price of the Company's common stock reaching either $275 or $225 per share and remaining at or above the aforementioned stock price target for ten consecutive trading days at any time following the grant date. Mr. Ashe also had 52,200 stock options granted on September 1, 2020 and 100,000 stock options granted on January 31, 2020 that were formerly subject to a performance condition requiring the closing stock price of the Company’s common stock reaching $225. This performance condition was satisfied during fiscal 2024, so, as of fiscal 2024 year-end, the September 1, 2020 stock options remained subject only to their remaining original four-year time-vesting schedule and the
January 31, 2020 stock options were fully vested, and all of such options have therefore been moved out of this column and into the appropriate column for stock options not subject to performance conditions.
(2)For awards granted on October 25, 2021, this column reflects outstanding RSUs and the PSUs that have been earned, but do not vest until
October 25, 2024.
(3)The market value is calculated as the product of (a) $254.70 per share, the closing market price of our common stock on the NYSE on August 31, 2024, the last trading day of the fiscal year, multiplied by (b) the number of shares that have not vested.

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EXECUTIVE COMPENSATION
(4)For awards granted on October 24, 2022: for PSUs based on ROIC in excess of WACC, the number of units shown are at maximum based on the estimated level of achievement as of August 31, 2024; and for PSUs based on rTSR, the number of units shown are at the target based on the estimated level of achievement as of August 31, 2024. For awards granted on October 24, 2023: for PSUs based on ROIC in excess of WACC, the number of units shown are at maximum based on the estimated level of achievement as of August 31, 2024; and for PSUs based on rTSR, the number of units shown are at maximum based on the estimated level of achievement as of August 31, 2024.
(5)The market value is calculated as the product of (a) $254.70 per share, the closing market price on our common stock on the NYSE on August 31, 2024, the last trading day of the fiscal year, multiplied by (b) the number of PSUs that would be earned based on the estimated level of achievement as of
August 31, 2024, as described in footnote 4 to this table. For awards granted on October 24, 2022, and October 24, 2023, the threshold, target, and maximum performance percentages for all NEOs are 0%, 100%, and 200%, respectively.
VESTING SCHEDULE TABLE

Grant Date	Vesting Schedule Description
10/26/2015	Options: 1/3 per year beginning one year from grant date (fully vested 10/26/2018).
10/24/2016	Options: 1/3 per year beginning one year from grant date (fully vested 10/24/2019).
10/25/2017	Options: 1/3 per year beginning one year from grant date (fully vested 10/25/2020).
10/24/2018	Options: 1/3 per year beginning one year from grant date (fully vested 10/24/2021).
1/31/2020
Options: One time-vesting option award vests 1/3 per year beginning one year from the grant date (fully vested 1/31/2023); one time-vesting award with a premium exercise price vests 1/3 per year beginning one year from grant date (fully vested 1/31/2023); and one performance-based option will become exercisable if both of the following criteria are satisfied: 4-year ratable vesting beginning one year from the grant date and the Company stock price exceeds $225 per share for ten consecutive trading days.
The stock price performance condition had been satisfied as of fiscal 2024 year end.

9/1/2020
Options: two performance-based options would have become exercisable if both of the following criteria were satisfied: 4-year ratable vesting beginning one year from the grant date and the Company stock price exceeds $225 per share or $275 per share, respectively, for ten consecutive trading days. The
$225 stock price performance condition had been satisfied as of fiscal year end, but the $275 stock price performance condition remained outstanding.

10/26/2020	RSU: 1/4 per year beginning one year from grant date (will be fully vested 10/26/2024).
10/25/2021
RSU: 1/3 per year beginning one year from grant date (will be fully vested 10/25/2024); PSU: three-year performance period ends 8/31/2024 (if performance achieved, earned shares will be released on
10/25/2024).

10/24/2022
RSU: 1/3 per year beginning one year from grant date (will be fully vested 10/24/2025); PSU: three-year performance period ends 8/31/2025 (if performance achieved, earned shares will be released on
10/24/2025).

10/24/2023
RSU: 1/3 per year beginning one year from grant date (will be fully vested 10/24/2026); PSU: three-year performance period ends 8/31/2026 (if performance achieved, earned shares will be released on
10/24/2026).

Option Exercises and Stock Vested in Fiscal 2024
The following table provides information for the NEOs on the number of shares acquired upon the exercise of stock options, the vesting of PSUs, RSAs or RSUs, and the value realized during fiscal 2024, each before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Neil M. Ashe	—	—	4,591	739,727
Karen J. Holcom	3,489	233,516	15,052	2,400,388
Barry R. Goldman	—	—	6,602	1,054,052
Dianne S. Mills	—	—	7,461	1,280,113
(1)The value realized is the closing market price on the day the stock options were exercised or the stock awards vested (less the exercise price, in the case of stock options), multiplied by the total number of shares that were exercised or that vested.

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EXECUTIVE COMPENSATION
Pension Benefits in Fiscal 2024
The table below shows information for NEOs under the 2002 SERP and the Legacy Pension Plan as described in the following paragraphs.
2002 SERP
The 2002 SERP is an unfunded, non-qualified retirement benefit plan that is offered to executive officers of the Company to provide retirement benefits above amounts available under the Company’s tax-qualified defined contribution plans.
Benefits payable under the 2002 SERP are generally paid for 180 months (15 years) commencing on the executive’s normal retirement date, which is defined as retirement at 60. For Mr. Ashe, benefits are comprised of the following amounts: (a) a monthly amount equal to 2.8% ("standard accrued benefit factor") of the executive’s average annual compensation multiplied by the executive’s years of credited service and divided by 12 (the "standard accrued benefit");
and (b) a second monthly amount equal to 1.4% ("incremental accrued benefit factor") of the executive’s average annual compensation multiplied by the executive’s years of credited service and divided by 12 (the "incremental accrued benefit").
For Ms. Holcom and Mr. Goldman, benefits are comprised of a monthly amount equal to 2.8% ("modified accrued benefit factor") of the executive's average annual compensation multiplied by the executive's years of credited service and divided by 12 (the "modified accrued benefit'). Average annual compensation is defined as the average of the executive’s salary and short-term incentive payment for the three highest consecutive calendar years during the participant’s service with the
Company. An executive is credited with one year of service for each plan year while employed by the Company. Total years of credited service cannot exceed ten years, although compensation earned after completing ten years of credited service may be counted for purposes of determining the executive’s average annual compensation and accrued benefit under the 2002 SERP. A reduced retirement benefit can commence between ages 55 and 60. We do not have a policy for granting extra years of credited service under the 2002 SERP, except in connection with a change in control as may be provided for in an executive’s change in control agreement. Participants vest in their plan benefit after three years of credited service.
While benefits normally commence at age 60 and are paid in monthly installments over 15 years, benefits may be paid earlier or in a different form as follows:
▪a participant could elect to receive a reduced retirement benefit commencing between ages 55 and 60;
▪a participant could elect to receive their incremental accrued benefit in a lump sum;
▪benefits can also be distributed early in the event of a severe financial hardship; and
▪upon the occurrence of a Section 409A change in control event (as defined in the 2002 SERP), the 2002 SERP will be terminated consistent with the requirements of Treasury Regulation section 1.409A-3(j)(4)(ix)(B), and the Company will, within five days of such an event, pay to each participant a lump sum cash payment equal to the lump sum actuarial equivalent of the participant’s accrued benefit as of such date.
When calculating the actuarial equivalent of the foregoing forms of benefit, the plan uses an interest rate equal to the lesser of 2.5% per annum or the yield on 10-Year U.S. Treasury Bonds.
The table below summarizes the benefits of each eligible NEO under the 2002 SERP. Ms. Mills, who would have become an eligible participant for the plan when hired in March 2020, waived her participation right.

Name	Standard Accrued Benefit	Incremental Accrued Benefit	Modified Accrued Benefit	Total Benefit Percent
Neil M. Ashe	2.8%	1.4%	NA	4.2%
Karen J. Holcom	NA	NA	2.8%	2.8%
Barry R. Goldman	NA	NA	2.8%	2.8%
Legacy Pension Plan
The Legacy Pension Plan is a component of our tax-qualified defined benefit pension plan for which Ms. Holcom and
Mr. Goldman were eligible prior to becoming executive officers. Our other NEOs are not eligible for benefits under the
Legacy Pension Plan, and none of our NEOs are otherwise eligible for our tax-qualified defined benefit pension plan. The
Legacy Pension Plan was frozen as to new benefit accruals as of January 1, 2003.

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The Legacy Pension Plan provides for a normal retirement pension payable in the form of a single-life annuity with 10 years certain. Normal retirement is defined as a resignation after age 65. The monthly benefit for the participating NEOs under the Legacy Pension Plan following normal retirement will be equal to the sum of 0.5% of the NEO’s final average compensation plus 0.5% of the NEO’s final average compensation in excess of covered compensation, multiplied by the
NEO’s years of credited service. Compensation is generally defined under the Legacy Pension Plan as compensation as shown in Box 1 of Form W-2, subject to adjustments for salary deferrals, elective contributions and certain equity-based compensation and fringe benefits. As noted above, the Legacy Pension Plan was frozen as to new benefit accruals as of
January 1, 2003.
Following an early retirement, which is defined as retirement following age 55 with 10 years of vesting service, a participant would be eligible for a reduced benefit, determined by reducing the normal retirement benefit by approximately
0.33% for each full month by which the early retirement pension commences prior to the normal retirement date.
Participants may elect actuarially equivalent optional forms of benefit, including period-certain and life options, contingent annuitant options and a single life option. We do not have a policy for granting extra years of credited service under the
Legacy Pension Plan. Participants vest 100% in their Legacy Pension Plan benefits after five years of vesting service. If the value of a participants’ benefit is less than $5,000, it will be paid out in a lump sum.
During fiscal year 2024, the Board approved a resolution to terminate the Legacy Pension Plan effective as of August 31,
2024. The termination is subject to appropriate regulatory approvals and is expected to be completed in fiscal year 2025.
Ms. Holcom and Mr. Goldman did not receive any payments in connection with the termination of the Legacy Pension
Plan during fiscal year 2024.
Fiscal Year 2024 Pension Benefits Table
The amounts reported for the NEOs in the table below equal the present value of the accumulated benefit in the 2002
SERP and in the Legacy Pension Plan, to the extent the NEOs participate in such plans, in each case at August 31, 2024.
The assumptions used to calculate the present value of the accumulated benefit are described in the footnotes to the table.

Name	Plan Name	Number of Years Credited Service (#)(1)(2)	Present Value of Accumulated Benefit ($)(3)(4)	Payments During Last Fiscal Year ($)
Neil M. Ashe	2002 SERP	4	4,495,606	—
Karen J. Holcom	2002 SERP	5	991,408	—
	Legacy Pension Plan	3	19,639	—
Barry R. Goldman	2002 SERP	5	1,009,187	—
	Legacy Pension Plan	5	35,770	—
(1)Mr. Ashe became an eligible participant in the 2002 SERP when hired on January 8, 2020. Ms. Holcom and Mr. Goldman became eligible participants in the 2002 SERP on September 1, 2019.
(2)Ms. Holcom became an eligible participant in the Legacy Pension Plan on January 1, 2000, and Mr. Goldman became an eligible participant in the
Legacy Pension Plan on January 1, 1998. They ceased to accrue additional benefits under the Legacy Pension Plan when it was frozen in 2003.
(3)The accumulated benefit in the 2002 SERP is based on service and earnings (base salary and bonus, as described above) considered by the 2002 SERP for the period through August 31, 2024. The present value has been calculated assuming the benefit is payable commencing at a retirement of age 65 for all NEOs except Mr. Ashe, where the present value has been calculated assuming the benefit is payable commencing at a retirement age of 60. The discount rate assumed in the calculation is 4.85% compared with 5.10% in the prior year.
(4)The accumulated benefit in the Legacy Pension Plan is based on service and compensation (defined as described above) considered by the Legacy
Pension Plan for the period through the date on which the Legacy Pension Plan was frozen in 2003. The present value has been calculated assuming the benefit is payable commencing at a retirement of age 65 for Ms. Holcom and Mr. Goldman. The discount rate assumed in the calculation is 4.85%.
Fiscal 2024 Non-Qualified Deferred Compensation
The Company maintains certain non-qualified deferred compensation plans that our NEOs may participate in. These non-qualified deferred compensation plans are described below.
2005 Acuity Brands, Inc. Supplemental Deferred Savings Plan. The 2005 SDSP is an unfunded, non-qualified plan under which key associates, including our NEOs, are able to annually defer up to 50% of salary and STIP awards as cash units. Ms. Holcom, Mr. Goldman, and Ms. Mills are also eligible to receive a Company matching contribution of their deferrals (50% of their deferrals, limited to 5% of their base salary and STIP awards, which together is "total cash compensation"), and, for Ms. Holcom and Mr. Goldman, a pension make-up contribution received in lieu of benefits that would have been received under a frozen Company pension plan. Prior to January 1, 2022, Ms. Holcom, Mr. Goldman

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EXECUTIVE COMPENSATION
and Ms. Mills also received a supplemental contribution equal to 3% of their total cash compensation based on calendar year contributions, which was contributed each December. Effective October 25, 2021, the 2005 SDSP was amended to remove the supplemental contribution for all eligible participants, including Ms. Holcom, Mr. Goldman, and Ms. Mills. This amendment was effective for the plan year commencing in January 2022. As a result, the final supplemental contribution was made in December 2021. Effective March 30, 2023, the 2005 SDSP was amended and restated to clarify the payment structure for certain in-service payment elections.
Mr. Ashe is not eligible to receive the Company contributions under the 2005 SDSP because of the level of benefits that he receives under the 2002 SERP. As noted above, Ms. Holcom and Mr. Goldman are eligible for the Company contributions to the plan at the same rate that other participants receive contributions due to the reduced rate at which the
2002 SERP benefit accrues for each of them.
Account balances under the 2005 SDSP earn interest income based on the prime rate. Interest is credited monthly and is compounded annually.
Employee contributions may be paid in a lump sum or up to ten annual installments at the executive’s election. The executive may direct that deferrals and related earnings be credited to accounts to be distributed in the future and/or to a retirement account. Future-dated payments may be distributed in a lump sum or up to ten annual installments no earlier than two years following the last deferral to the account. The executive may change the form of distribution twice during the period up to one year prior to termination or retirement, with the new distribution being delayed by at least an additional five years in accordance with Section 409A.
Company contribution accounts may be distributed in a lump sum or up to ten annual installments upon termination of employment. The executive may change the form of distribution twice during the period up to one year prior to termination of employment, with the new distribution being delayed by at least an additional five years in accordance with
Section 409A.
2001 Acuity Brands, Inc. Supplemental Deferred Savings Plan. The 2001 SDSP, which does not currently allow deferrals, covered the same general group of eligible associates and operated in a similar manner to the 2005 SDSP, except that it encompassed contributions by the executive and the Company that were vested as of December 31, 2004.
These contributions were, therefore, not subject to the provisions of Section 409A. Executive deferrals may be distributed in a lump sum or up to ten annual installments beginning no sooner than five years following the calendar year of deferral.
Company contributions will be distributed at or following termination in a lump sum or installments at the associate’s election, which must be in place 24 months prior to termination. There were no deferrals or Company contributions into the 2001 SDSP during fiscal 2024. When the 2001 SDSP was active, Ms. Holcom and Mr. Goldman each received annual
Company contributions to the 2001 SDSP at the same rate as other plan participants, including pension make-up contributions in lieu of benefits that would have been received under a frozen Company pension plan.
The table below provides fiscal 2024 information related to our NEOs in our non-qualified deferred compensation plans.

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
Neil M. Ashe(5)	NA	NA	NA	NA	NA	NA
Karen J. Holcom	2001 SDSP	—	—	888	—	11,293
	2005 SDSP	111,980	61,883	106,334	(129,839)	1,365,854
Barry R. Goldman	2001 SDSP	—	—	1,074	—	13,649
	2005 SDSP	51,800	33,022	108,469	(46,061)	1,385,508
Dianne S. Mills	2005 SDSP	30,000	15,000	17,745	—	241,806
(1)The amounts shown include salary deferrals and/or deferrals of amounts paid under the STIP. The salary portion of the amounts reflected above is included in the amount reported as "Salary" in the Fiscal 2024 Summary Compensation Table as follows: Ms. Holcom, $55,000 and Ms. Mills, $20,000.
The deferred STIP award portion of the amounts shown above is included in the amount reported as "Non-Equity Incentive Plan Compensation" in the
Fiscal 2024 Summary Compensation Table as follows: Ms. Holcom, $56,980, Mr. Goldman, $51,800, and Ms. Mills, $10,000.
(2)The amounts shown are not included in the Summary Compensation Table for Fiscal 2024 except to the extent they represent above-market earnings in excess of 120% of the applicable federal rate. The earnings consist of interest credited to each NEOs account balance during fiscal 2024, which balance may include deferred compensation from prior periods.
(3)The amounts shown are not included in the Fiscal 2024 Summary Compensation Table. The amounts shown for Ms. Holcom, Mr. Goldman, and Ms. Mills consist of distributions of prior period deferrals of compensation along with related interest earned. As described above, participants may elect such distributions at the time deferral elections are made.

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(4)A portion of amounts shown in this column for the 2005 SDSP were previously reported as compensation in the Summary Compensation Table for this year and for prior years as follows: Ms. Holcom, $788,574, Mr. Goldman, $363,663, and Ms. Mills, $224,383. The amounts shown also include participant deferrals, Company contributions, and interest credited in prior fiscal periods when Ms. Holcom and Mr. Goldman were not NEOs and for Ms. Mills beginning as of her date of employment with the Company.
(5)Mr. Ashe does not participate in the non-qualified deferred compensation plans.
Employment Arrangements
At the time we first hire an associate, we generally provide the associate with a letter outlining the effective date of their employment, the basic compensation arrangements for the associate’s at-will employment, any benefits to which the associate is entitled, and whether the associate is entitled to participate in any severance or change in control benefits.
We do not have employment contracts with any of our associates, including our NEOs. All NEOs are entitled to participate in benefit plans and perquisites afforded to executives at their level and coverage under the Company's directors' and officers' liability insurance coverage. A summary of current employment arrangements with our NEOs is provided in the table below.

Fiscal 2024 Employment Arrangements
Neil M. Ashe	Salary	$1,000,000
	Short-Term Incentive	percentage of base salary
	Long-Term Incentive	percentage of base salary
Karen J. Holcom	Salary	$550,000
	Short-Term Incentive	percentage of base salary
	Long-Term Incentive	percentage of base salary
Barry R. Goldman	Salary	$500,000
	Short-Term Incentive	percentage of base salary
	Long-Term Incentive	percentage of base salary
Dianne S. Mills	Salary	$500,000
	Short-Term Incentive	percentage of base salary
	Long-Term Incentive	percentage of base salary
See Potential Payments upon Termination for a description of each NEO's severance agreement and change in control agreement.

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Potential Payments upon Termination
We have entered into severance agreements and change in control agreements with each of our NEOs. The material terms of these agreements are described below and the potential payments upon termination are shown in the table that follows.
Severance Agreements
The severance agreements for the NEOs provide benefits to our NEOs in the event the executive’s employment is involuntarily terminated by us without cause, or for Mr. Ashe only, in the event that he terminates his employment for good reason any time after a change in control. The agreements terminate without payment in the event an executive is terminated for cause, dies, incurs a disability, or voluntarily terminates (other than in the case of Mr. Ashe, a voluntary termination in connection with a qualifying good reason).
The severance agreements are effective until terminated in accordance with the provisions of each agreement and provide the following benefits to our NEOs for the severance period shown for each NEO.

Severance Benefit	Ashe (2 yrs)	Holcom (1 yr)	Goldman (1 yr)	Mills (1 yr)
A severance payment consisting of continuation of the then current monthly base salary for the severance period
A lump sum payment equal to the greater of (i) a predetermined percentage of base salary (as described for each executive therein) and (ii) the annual bonus that would be payable based upon the Company's actual performance, in each case, calculated on a pro rata basis and payable at the same time that bonuses are otherwise payable under the Company's bonus plan	(150%)	(100%)	(100%)	(100%)
A lump sum payment equal to accrued but unused vacation or sick pay as determined under the Company's policy(1)
Continuation of health care and life insurance coverage for the severance period
Accrual of additional credited service under the 2002 SERP during the severance period(2)
Outplacement services not to exceed 10% of base salary
Vesting of certain equity awards during the severance period	(3)	(4)	(4)	(4)
(1)Based on current Company policy, none of the NEOs would receive a payment for accrued but unused vacation or sick pay.
(2)Mr. Ashe, Ms. Holcom, and Mr. Goldman would receive additional years of credited service if a terminating event occurs prior to their attainment of three years of credited service; however, each of them has attained three years of credited service.
(3)For Mr. Ashe, continued vesting of stock options, RSAs or RSUs, and performance stock or PSUs, during the severance period.
(4)For Ms. Holcom, Mr. Goldman, and Ms. Mills, the vesting and exercisability of all outstanding equity awards will be in accordance with the terms of the respective award agreements.
Under the severance agreement for Mr. Ashe, a termination of employment by Mr. Ashe for "good reason" means the occurrence of any of the following acts, after a Change in Control, which is not corrected within 30 days after written notice is given to us by Mr. Ashe:
▪a material diminution in authority, duties or responsibilities (including reporting responsibilities), which, in executive’s judgment, represents an adverse change in status, title, position, or responsibilities;
▪a reduction in the executive’s base salary or any failure to pay the executive any compensation or benefits to which he is entitled within five days of the date due;
▪requiring the executive to be based more than 50 miles from the primary workplace where executive is currently based, except for reasonably required business travel; or
▪a material breach by us of the severance agreement.
Under the severance agreement for Mr. Ashe, the Change in Control definition is the same as that used in Mr. Ashe's change in control agreement, described below.

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Under the severance agreements, the involuntary termination of an executive by the Company for "cause," which results in the termination of the severance agreement and for which no benefits would be payable, occurs for the following reasons:
▪termination is the result of an act or acts by the executive, which have been found in an applicable court of law to constitute a felony (other than traffic-related offenses);
▪termination is the result of an act or acts by the executive, which are in the good faith judgment of the Company to be in violation of law or of written policies of the Company and which result in material injury to the Company;
▪termination is the result of an act or acts of dishonesty by the executive resulting or intended to result directly or indirectly in gain or personal enrichment to the executive at the expense of the Company; or
▪the continued failure by the executive substantially to perform the duties reasonably assigned to him, after a demand in writing for substantial performance of such duties is delivered by the Company.
The severance agreement for Mr. Ashe also provides that the Company will pay his reasonable legal fees and related expenses if he were to bring a legal claim for benefits and was successful to a significant extent in enforcing his rights under the severance agreement.
The severance agreements of all NEOs contain restrictive covenants with respect to confidentiality, non-solicitation, and non-competition, and benefits under such severance agreements are subject to the execution of a release. With respect to
Ms. Holcom, Mr. Goldman, and Ms. Mills, in the event of certain breaches of the covenants set forth in the severance agreement by the executive, such executive would be required to reimburse the Company 70% of the severance amounts payable thereunder.
Change in Control Agreements
The change in control agreements are intended to provide the NEOs with security against the possibility of employment loss that may result following a change in control so that they may devote their energies to meeting the business objectives and needs of the Company and its stockholders.
The change in control agreements are effective until terminated in accordance with the provisions of the agreements, except during a covered period, which includes the six months prior to a change in control event and continues for two years following a change in control. However, the term of the change in control agreements will not expire during a threatened change in control period (as defined in the change in control agreements) or prior to the expiration of two years following a change in control.
The change in control agreements are double trigger and provide the following benefits to our NEOs in the event employment is terminated for other than cause or by the executive for good reason:

Change in Control Benefits	Ashe (3x)	Holcom (1.5x)	Goldman (1.5x)	Mills (1.5x)
A lump sum cash payment equal to a multiple of the base salary (greater of the base salary in effect on the date of termination or during the 90 day period prior to a change in control)
A lump sum cash payment equal to a multiple of the pro rata bonus which is the greatest of: the most recent bonus paid, the annual bonus payable (at target) during which the termination or change in control occurs, or the average of the annual bonus paid during the last three fiscal years

Continuation of health and welfare benefits, including, as applicable, medical, dental benefits, disability, and life insurance for the specified term
Cash payment representing additional amounts of participation in our defined contribution plan and non-qualified deferred compensation plan for the specified term
Cash payment equal to the lump sum actuarial equivalent of the accrued benefit under the 2002 SERP as of the date of termination of employment, whether or not the accrued benefit has vested
Accrual of up to a total of three years of credited service under the 2002 SERP, if termination occurs before three years of credited service has been earned
Better net cutback(1)
Accelerated vesting of stock options, RSA or RSU awards and performance stock or PSU awards (at 100% of target)(2)(3)

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EXECUTIVE COMPENSATION
(1)If the payments to be made under the change in control agreement would be subject to such excise tax, (a) the net benefit after excise payments will be compared to (b) the net benefit if covered payments are limited to the extent necessary to avoid excise payments. If the net amount payable in (a) is less than that payable under (b), then the payment will be reduced in a manner that maximizes executive's economic position.
(2)For Mr. Ashe, stock option awards with price targets will only be accelerated if such stock price targets have been achieved as of the termination date and any performance stock awards would be accelerated at the target level.
(3)For Mr. Ashe, the Company may be required to immediately purchase for cash, on demand, at the then per-share fair market value, any shares of unrestricted stock and shares purchased upon the exercise of options.
The change in control agreements provide benefits to our NEOs in the event employment is terminated by the Company for cause, due to disability, by reason of death, or by executive for other than good reason. Benefits in these events are as follows: all amounts earned or accrued through the termination date, including base salary, reimbursement of reasonable and necessary expenses, vacation pay, and sick leave.
In addition, the Company will pay all legal fees and related expenses incurred by the officer arising out of any disputes related to his termination of employment or claims under the change in control agreement if, in general, the circumstances for which he has retained legal counsel occurred on or after a change in control.
For purposes of the change in control agreements, a change in control is defined as one or more of the following:
▪the acquisition of 30% or more of the combined voting power of our then outstanding voting securities (other than certain acquisitions by Company fiduciaries or certain internal reorganizations);
▪a change in more than 50% of the members of our Board, who were either members as of the distribution date or were nominated or elected by a vote of two-thirds of those members or members so approved;
▪consummation of a merger or consolidation through which our stockholders no longer hold more than 60% of the combined voting power of our outstanding voting securities resulting from the merger or consolidation in substantially the same proportion as prior to the merger or consolidation;
▪consummation of a complete liquidation or dissolution or the sale or other disposition of all or substantially all of our assets; or
▪the approval by stockholders of the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities, or purchase of assets, the result of which would be the occurrence of any of the events described in the prior two bullets.
Under the change in control agreement, a termination for cause for Mr. Ashe is a termination evidenced by a resolution adopted by two-thirds of the Board (for Ms. Holcom, Mr. Goldman, and Ms. Mills, upon the reasonable determination by the Company) that the executive:
▪intentionally and continually failed to substantially perform their duties, which failure continued for a period of at least 30 days after a written notice of demand for substantial performance has been delivered to the executive specifying the manner in which the executive has failed to substantially perform; or
▪intentionally engaged in conduct that is demonstrably and materially injurious to us, monetarily or otherwise.
The executive will not be terminated for cause until he or she has received a copy of a written notice setting forth the misconduct described above and until he or she has been given an opportunity to be heard by the Board.
Under the change in control agreements, disability has the meaning ascribed to such term in our long-term disability plan or policy covering the executive, or in the absence of such plan or policy, a meaning consistent with Section 22(e)(3) of the Internal Revenue Code.
Under the change in control agreements, good reason means the occurrence of any of the following events or conditions in connection with a change in control:
▪a material diminution in authority, duties, or responsibilities, which, in the executive’s judgment, represents an adverse change in status, title, position, or responsibilities;
▪with respect to Mr. Ashe, any reduction in the executive’s base salary or any failure to pay the executive any compensation or benefits to which he is entitled within five days of the date due and with respect to Ms. Holcom, Mr.
Goldman, and Ms. Mills a reduction of more than 10% of such executive's base salary in effect immediately prior to a change in control;
▪requiring the executive to be based more than 50 miles from the primary workplace where the executive is currently based, except for reasonably required business travel; or
▪a material breach by us of the agreement (or in the case of Mr. Ashe, a material breach by us of the terms of the employment letter dated January 8, 2020).

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EXECUTIVE COMPENSATION
Other Possible Payments upon Death, Disability, and Retirement
The following describes possible payments upon an NEO’s death, disability, or retirement in accordance with the terms of certain of the Company's compensation plans.
Death/Disability
▪For all participants in the Omnibus Incentive Plan, stock options become fully vested and are exercisable to the earlier of the expiration date or one year after the event, and RSAs, RSUs, and PSUs become fully vested and are immediately payable (at Target for PSUs).
▪For all participants in the Company's 401(k) Plan, the 2001 SDSP, and the 2005 SDSP, any Company contributions become vested and are payable upon death, or total and permanent disability.
Retirement
▪For all participants in the Omnibus Incentive Plan with stock options who are age 55 and above, vested stock options are exercisable to the earlier of the expiration date or five years after retirement; unvested options are forfeited.
▪For all participants in the Omnibus Incentive Plan with PSU awards granted on or after October 26, 2020 who have 5 years of service will receive a pro-rata portion of the award that will remain outstanding and available to vest following a participant's termination, except in the event of termination for cause. Such pro-rata portion will be calculated based on the portion of the service period worked between the grant date and termination date in one-year increments. For example, if a participant works more than one year from the grant date but less than two years from the grant date, such participant would be eligible to receive one-third of the PSU, payable at the performance level achieved at the end of the performance period.
Potential Payments Upon Termination Table
The following table shows potential benefits that our NEOs would be entitled to receive upon termination of employment in each termination situation shown. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the NEOs, which would only be known at the time they become eligible for payment. The amounts shown in the table are the amounts that could be payable under existing plans and arrangements if the NEO’s employment had terminated at August 31, 2024. Values for the accelerated vesting of stock option, RSA, RSU, and PSU grants are based on the closing price of our common stock of $254.70 on the NYSE on August 31, 2024.
The table does not include amounts that the executives would be entitled to receive that are already described in the compensation tables, including the value of equity awards that are already vested, amounts payable under defined benefit pension plans, and amounts previously deferred into the deferred compensation plans. In the event the NEO is entitled to benefits under both the severance agreement and the change in control agreement, the NEO is entitled to receive benefits under whichever agreement provides the greater aggregate value. No additional amounts are due in the event of a voluntary resignation by our NEOs.

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EXECUTIVE COMPENSATION

Name	Change in Control with Termination ($)	Termination without Cause ($)	Termination with Good Reason ($)	Retirement ($)	Death or Disability ($)	Termination with Cause ($)
Neil M. Ashe
Cash Severance(1)	8,553,001	3,851,000	3,851,000	—	—	—
Retirement Benefits	4,476,520	2,081,612	2,081,612	—	—	—
Health and Welfare Benefits(2)	90,997	60,665	60,665	—	—	—
Outplacement Counseling	—	100,000	100,000	—	—	—
Additional Company Contributions(3)	37,260	24,840	24,840	—	—	—
Long-Term Incentives(4)	19,054,933	—	—	—	19,054,933	—
Total Lump Sum	32,212,711	6,118,117	6,118,117	—	19,054,933	—
Estimated Better Net Impact(5)	—	NA	NA	NA	NA	NA
Total Payment	32,212,711	6,118,117	6,118,117	—	19,054,933	—

Karen J. Holcom
Cash Severance(1)	1,843,050	1,228,700	—	—	—	—
Retirement Benefits	—	—	—	—	—	—
Health and Welfare Benefits(2)	29,607	19,738	—	—	—	—
Outplacement Counseling	—	55,000	—	—	—	—
Additional Company Contributions(3)	27,922	18,615	—	—	—	—
Long-Term Incentives(4)	5,295,213	—	—	1,463,506	5,295,213	—
Total Lump Sum	7,195,792	1,322,053	—	1,463,506	5,295,213	—
Estimated Better Net Impact(5)	—	NA	NA	NA	NA	NA
Total Payment	7,195,792	1,322,053	—	1,463,506	5,295,213	—

Barry R. Goldman
Cash Severance(1)	1,638,000	1,092,000	—	—	—	—
Retirement Benefits	—	—	—	—	—	—
Health and Welfare Benefits(2)	45,066	30,044	—	—	—	—
Outplacement Counseling	—	50,000	—	—	—	—
Additional Company Contributions(3)	29,860	19,907	—	—	—	—
Long-Term Incentives(4)	3,114,726	—	—	886,950	3,114,726	—
Total Lump Sum	4,827,652	1,191,951	—	886,950	3,114,726	—
Estimated Better Net Impact(5)	—	NA	NA	NA	NA	NA
Total Payment	4,827,652	1,191,951	—	886,950	3,114,726	—

Dianne S. Mills
Cash Severance(1)	1,675,500	1,117,000	—	—	—	—
Retirement Benefits	—	—	—	—	—	—
Health and Welfare Benefits(2)	45,521	30,347	—	—	—	—
Outplacement Counseling	—	50,000	—	—	—	—
Additional Company Contributions(3)	18,630	12,420	—	—	—	—
Long-Term Incentives(4)	3,155,733	—	—	—	3,155,733	—
Total Lump Sum	4,895,384	1,209,767	—	—	3,155,733	—
Estimated Better Net Impact(5)	—	NA	NA	NA	NA	NA
Total Payment	4,895,384	1,209,767	—	—	3,155,733	—
(1)For benefits related to a change-in-control, this represents payments under the change in control agreements, which are equal to a multiple of salary and the greatest of current year bonus (at target), prior year bonus, or average of bonus for last three years, subject to proration. For benefits related to a severance agreement (i.e., termination without cause or, for Mr. Ashe, termination for good reason following a change in control), this represents salary for the severance period plus a cash payment equal to the greater of (i) a predetermined percentage of base salary and (ii) the annual bonus that would be payable based upon the Company's actual performance, subject to proration.
(2)Includes payments of continued health and welfare benefits as outlined in change in control agreements and severance agreements.

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EXECUTIVE COMPENSATION
(3)Includes payments of additional benefits as outlined in change in control agreements and severance agreements including the present value of additional credited service in the 2002 SERP, as well as additional contributions into the deferred compensation plan and annual Company contributions in the
401(k) plan, if applicable, equal to the number of months associated with each NEOs' payout multiple.
(4)The value realized on unvested equity awards represents the fair market value of unvested awards at August 31, 2024, using our closing price of $254.70 on that date, less the exercise price of unvested options. No payment is made for unvested options where the exercise price is greater than our year-end closing price. For Mr. Ashe, stock option awards with price targets will be accelerated upon a terminating event only if such stock price targets have been achieved as of the termination date and performance stock or PSUs awards would be accelerated upon a terminating event at the target level.
(5)The change in control agreements provide that if the payments to be made under the change in control agreement would be subject to excise tax, (a) the net benefit after excise payments will be compared to (b) the net benefit if covered payments are limited to the extent necessary to avoid excise payments. If the net amount payable in (a) is less than that payable under (b), then the payment will be reduced in a manner that maximizes the executive’s economic position.
CEO Pay Ratio
SEC Rules require us to annually disclose the total annual compensation of our CEO, the median of the total annual compensation of all associates other than our CEO, and the ratio of the total annual compensation of our CEO to that of our median associate (the “CEO Pay Ratio”). The following CEO Pay Ratio disclosure for fiscal 2024 is the Company's reasonable, good faith estimate calculated in accordance with the requirements of Item 402(u) of Regulation S-K and
Section 954(6) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and may not
be comparable to the pay ratio disclosures of other companies.
Identification of Median Associate
To determine our median associate in fiscal 2024, we used August 31, 2024 as the measurement date. As of such date, the Company had 13,243 associates, of which 3,636 (27.5%) were employed in the United States, 8,661 (65.4%) were employed in Mexico, 635 (4.8%) were employed in Canada, and 311 (2.3%) were employed in other non-U.S. locations, including Europe and the Asia/Pacific region. We used the following multi-step process to identify the fiscal 2024 median associate:
▪We reviewed the total headcount as of August 31, 2024, in each of the jurisdictions in which we conduct business and excluded 311 associates in non-U.S. locations other than Canada and Mexico under the de minimis 5% exclusion. The excluded associates are located in each of the following jurisdictions: the United Kingdom (105), France (116), the
Netherlands (58), China (25), Germany (3), Italy (2), Sweden (1), and Poland (1). We included all full-time and part-time associates and excluded Mr. Ashe and independent contractors and leased workers who were employed, and whose compensation was determined by, an unaffiliated third party. After permissible exclusions, our total headcount as of the measurement date was 12,932 associates of our 13,243 total associate population, or 97.7%.
▪As permitted under the SEC rules, we then calculated the total earnings for the 12 months prior to the measurement date for all individuals who were employed on the measurement date, annualizing the total earnings for any permanent associate who commenced employment during fiscal 2024. We defined “total earnings” for this purpose as base salary or hourly wages (including overtime and shift premiums) paid during the applicable period (excluding any deferred compensation paid); bonuses, commissions and other cash incentive compensation paid during the applicable period;
taxable exercises or vesting of equity-based awards occurring during the applicable period; paid sick time; vacation and holiday pay; retroactive pay; patent awards; service awards; retention bonuses; and sign-on bonuses. “Total earnings”
did not include imputed income, allowances, equity compensation that was awarded but that did not become taxable during the applicable period or employer contributions to tax-qualified or nonqualified plans. For individuals who were hired shortly before August 31, 2024 and therefore did not have a paycheck prior to that date, we treated their annual base salary rate as in effect on their hire date as their total earnings for purposes of identifying the median employee.
We converted the calculated total earnings for non-U.S. associates to U.S. dollars using the average currency exchange rate for the fiscal year period. We believe the use of total earnings are an appropriate consistently applied compensation measure for purposes of this analysis. We previously used total cash compensation as the consistently applied compensation measure for purposes of this analysis, but we switched to total earnings following a change in payroll systems that made data relating to total earnings more consistently accessible than data relating to total cash compensation. Using this total earnings data over the 12 months prior to the measurement date, we identified the median associate.

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EXECUTIVE COMPENSATION
Fiscal 2024 CEO Pay Ratio
For fiscal 2024, the median of the total annual compensation of all of the Company’s associates, other than Mr. Ashe, was
$17,006, which equals the total compensation of our median associate identified in fiscal 2024 calculated in the same manner as the "Total Compensation" shown for Mr. Ashe and the other NEOs in the Summary Compensation Table.
Mr. Ashe’s total annual compensation, as reported in the “Total Compensation” column of the Fiscal 2024 Summary
Compensation Table was $10,894,174. Based on this information, the CEO Pay Ratio is estimated to be 641 to 1.
Alternate Ratio Calculation: Since the majority of the Company’s associate population is not based in the U.S., the
Company is providing an alternative pay ratio calculations using the Company’s U.S. median associate identified in fiscal
2024. For fiscal 2024, the median of total annual compensation of all of the Company’s U.S. associates, other than
Mr. Ashe, was $84,705. Mr. Ashe’s total annual compensation, as reported in the “Total Compensation” column of the fiscal 2024 Summary Compensation Table was $10,894,174. Based on this information, the CEO Pay Ratio for the median U.S. associate is estimated to be 129 to 1.
Pay Versus Performance
Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our NEOs and certain measures of Company performance. The material that follows is provided in compliance with these rules.
The following table provides information regarding compensation actually paid to our principal executive officer, or PEO, and other NEOs for each fiscal year from fiscal 2021 to fiscal 2024, compared to our total shareholder return (TSR) and the TSR of a peer group from August 31, 2020 through the end of each such fiscal year, and our net income and ROIC for each such fiscal year.

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)(1)(2)	Compensation Actually Paid to PEO (c)(1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(5)	Total Shareholder Return (f)(6)	Dow Jones U.S. Electrical Components & Equipment Index Total Shareholder Return (g)(7)	Net Income ($M)(h)(8)	Adjusted ROIC(9)
2024	$10,894,174	$56,800,509	$2,768,321	$6,631,128	$235.97	$188.05	$422.60	19.40%
2023	$9,213,817	$8,585,748	$2,567,942	$2,140,698	$149.04	$155.48	$346.00	17.10%
2022	$7,679,005	$4,822,663	$2,071,282	$2,261,684	$151.03	$128.32	$384.00	18.10%
2021	$14,908,045	$52,621,462	$2,161,603	$4,860,075	$169.52	$144.85	$306.30	16.10%
(1)Our PEO for each fiscal year was Neil Ashe.
(2)Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.
(3)Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below.

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Reported Change in Pension Value ($)	Pension Benefit Adjustments ($)(c)	Compensation Actually Paid to PEO ($)
2024	10,894,174	(6,730,939)	52,921,426	(1,299,815)	1,015,662	56,800,509
2023	9,213,817	(6,091,382)	5,096,654	(711,755)	1,078,414	8,585,748
2022	7,679,005	(5,000,154)	1,477,973	(578,872)	1,244,711	4,822,663
2021	14,908,045	(11,212,565)	48,631,456	(1,055,471)	1,349,997	52,621,462
(a)The reported value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary
Compensation Table for the applicable year.
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of

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EXECUTIVE COMPENSATION
the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2024	15,938,793	30,447,865	—	6,534,768	—	—	52,921,426
2023	3,169,434	(895,482)	—	2,822,702	—	—	5,096,654
2022	6,959,607	(6,392,606)	—	910,972	—	—	1,477,973
2021	27,291,422	20,360,204	—	979,830	—	—	48,631,456
(c)The pension benefit adjustments for each applicable year reflect the service cost for services rendered during the year.
(4)This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation
Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

Year	Non-PEO NEOs
2024	Karen J. Holcom, Barry R. Goldman, Dianne S. Mills
2023	Karen J. Holcom, Barry R. Goldman, Dianne S. Mills
2022	Karen J. Holcom, Barry R. Goldman, Dianne S. Mills
2021	Karen J. Holcom, Barry R. Goldman, Dianne S. Mills, Richard K. Reece
(5)This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation
Table total compensation under the methodology prescribed under the SEC's rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

Year	Average Reported Summary Compensation Table Total for NEOs ($)	Average Reported Value of Equity Awards ($)(a)	Average Equity Award Adjustments ($)(b)	Average Reported Change in Pension Value ($)	Pension Benefit Adjustments ($)(c)	Average Compensation Actually Paid to NEOs ($)
2024	2,768,321	(1,335,319)	5,245,332	(240,307)	193,101	6,631,128
2023	2,567,942	(1,321,320)	827,418	(129,789)	196,447	2,140,698
2022	2,071,282	(1,100,104)	1,109,446	(59,414)	240,474	2,261,684
2021	2,161,603	(856,252)	3,321,196	(150,803)	384,331	4,860,075
(a)The average reported value of equity awards represents average of the total of the amounts reported in the “Stock Awards” and “Option Awards”
columns in the Summary Compensation Table for the applicable year.
(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Year	Average Year End Fair Value of Equity Awards Granted in Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2024	2,968,366	2,272,093	—	4,873	—	—	5,245,332
2023	782,272	(27,500)	—	72,646	—	—	827,418
2022	1,311,812	(244,037)	—	41,671	—	—	1,109,446
2021	2,605,621	728,029	—	(12,455)	—	—	3,321,196
(c)The pension benefit adjustments for each applicable fiscal year consist of the average of the actuarially determined service cost for services rendered during the applicable year plus, to the extent applicable, the average of the prior service cost, calculated as the entire cost of benefits granted in a plan amendment or initiation during the applicable year attributable to services rendered during prior periods. For 2024, 2023, and 2022 the pension benefit adjustments consist only of service cost for services rendered during the applicable year. For 2021, the pension benefit adjustments consist of
$170,096 of average service cost for services rendered during 2021 and $214,235 of average prior service cost.
(6)Total shareholder return is calculated by assuming that a $100 investment was made on the day immediately prior to the first fiscal year reported in the table and reinvesting all dividends until the last day of each reported fiscal year.
(7)The peer group used is the Dow Jones U.S. Electrical Components & Equipment Index, as used in the company's performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day immediately prior to the first fiscal year reported in the table and reinvesting all dividends until the last day of each reported fiscal year.
(8)The dollar amounts reported are the Company's net income reflected in the Company’s audited financial statements.
(9)In the Company's assessment ROIC is the financial performance measure that is the most important financial performance measure used by the company in fiscal 2024 to link compensation actually paid to performance. Adjusted ROIC is a non-GAAP financial measure. See Appendix B for a reconciliation of adjusted ROIC to the most directly comparable financial measure calculated in accordance with GAAP.
Tabular List of Performance Measures
The list below includes the financial performance measures that in our assessment represent the most important financial performance measures used to link compensation actually paid to our NEOs, for fiscal 2024, to Company performance.

Tabular List of Performance Measures
Adjusted ROIC
Net Sales
Adjusted Operating Profit
Free Cash Flow
rTSR
Description of Relationships Between Compensation Actually Paid and Performance
The following graphs provide a visual representation of the relationship between the compensation actually paid ("CAP")
of our PEO and the average CAP of our non-PEO NEOs as it relates to each financial measure noted in the pay versus performance table above. The relationship between the Company (AYI) TSR and our peer group TSR is reflected in the first graph titled "AYI & Peer TSR vs. Compensation Actually Paid." Performance measure mix, timing of grants and outstanding vesting, share price volatility, and other factors impact CAP. Notably, PEO CAP for fiscal 2021 reflects the impact of two separate, one-time awards, both of which only would become exercisable after the Company's common stock reached and maintained a stock price target of either $225 or $275 for ten consecutive trading days. The stock price target of $225 was achieved during fiscal 2024.

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AYI & PEER TSR VS. COMPENSATION ACTUALLY PAID

■	PEO CAP ($M)	■	Average Non-PEO CAP ($M)	—	AYI	—	DJUSECT
AYI NET INCOME VS. COMPENSATION ACTUALLY PAID

■	PEO CAP ($M)	■	Average Non-PEO CAP ($M)	—	Net Income
AYI ADJUSTED ROIC VS. COMPENSATION ACTUALLY PAID

■	PEO CAP ($M)	■	Average Non-PEO CAP ($M)	—	Adjusted ROIC

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Stockholder Proposal

ITEM 4:	DIRECTOR ELECTION RESIGNATION BYLAW

The Mid-America Carpenters Pension Fund, 12 East Erie Street, Chicago, Illinois 60611-2796, the beneficial owner for at least one year of at least 2,039 shares of Acuity Brands, Inc. common stock, submitted the proposal set forth below.
Acuity is not responsible for the content of the stockholder proposal, which is printed below exactly as it was submitted.
Director Election Resignation Bylaw Proposal
Resolved: The shareholders of Acuity Brands, Inc. (the "Company") request that the Board adopt a new Director Election
Resignation Bylaw ("Resignation Bylaw'' or "Bylaw") provision to address those situations when one or more incumbent
Board nominees fail to receive the required majority vote for re-election. The Resignation Bylaw shall provide that each director upon joining the Board tender an irrevocable conditional resignation conditioned on the director's failure to receive the required majority vote support in an uncontested election. The Bylaw shall provide that the resignation will be effective ninety days following the certification of the election vote.
Supporting Statement: Delaware corporate law provides that a director remains on the board until his or her successor is elected and qualified, or until he or she resigns or is removed from office. An incumbent director who fails to receive the required vote for election continues to serve as a "holdover director." Delaware corporate law was amended in 2006 to provide for director resignations conditioned on an incumbent director's failure to be re-elected under the majority vote standard that was broadly adopted in the market. The law provided that the resignation could be conditional and irrevocable and was designed to effectuate the majority vote election standard as incumbent directors in uncontested director elections could be unelected but continue to serve under the law.
The Company has in place a director resignation guideline that requires incumbent directors to tender an irrevocable resignation conditioned on their failure to be re-elected in an annual election. Rather than providing for the resignation to be effective on a date certain following the vote certification, the current guideline sets a process and timeline for Board members to determine whether to accept or reject the tendered resignation. This process affords the Board the opportunity to override the shareholder vote. The proposed Resignation Bylaw would establish a straightforward process for effectuating the election outcome determined by shareholders.
Shareholder voting rights to elect the corporate board of directors established under Delaware corporate law are foundational rights in the governance of corporations. The majority vote director election standard adopted by the
Company gives shareholders voting rights that have legal effect. It is important that corporate director resignation guidelines and bylaws not undermine shareholder voting rights. The proposed Resignation Bylaw establishes shareholder voting in director elections as a more consequential governance right.
Statement in Opposition
This proposal requests that the Company adopt a director election resignation bylaw that requires each director to submit an irrevocable conditional resignation to the Company upon joining the Board, conditioned upon the director’s failure to receive the required stockholder majority vote support in an uncontested election and effective automatically ninety days following the certification of the stockholder vote.
After careful consideration, the Board has determined that the action requested by the stockholder proposal is neither necessary nor in the best interests of the Company or our stockholders. The Board believes the existing director resignation policy contained in the Company’s Corporate Governance Guidelines already provides meaningful consequences when a director fails to receive a majority vote and effectively addresses the underlying concerns of the proposal.
We currently have a director resignation policy that provides for an effective process for securing and acting on an irrevocable resignation offer from a director who fails to receive a majority stockholder vote.

Acuity Brands, Inc. | 2025 Proxy Statement | 81
STOCKHOLDER PROPOSAL
The Board values the input of our stockholders and believes that it is essential for stockholders to have a critical role in the election of directors. All members of our Board are elected annually by our stockholders by a majority of the votes cast in an uncontested election, meaning that the number of votes cast “for” a director must exceed the number of votes cast
“against” that director in order to elect the director to the Board.
If a director nominee in an uncontested election who is an incumbent director receives more votes “against” than votes
“for” election, our director resignation policy set forth in our Corporate Governance Guidelines provides that he or she must promptly make an irrevocable resignation offer to the Board.
Our Governance Committee is required to consider the resignation and the appropriateness of such incumbent director’s continued Board membership and recommend to our Board whether to accept or reject such resignation, or whether to take other action that the Governance Committee believes to be in the best interests of the Company and its stockholders.
The independent members of the Board must take action on the Governance Committee’s recommendation within ninety days following the certification of the stockholder vote.
In deciding the action to be taken with respect to any resignation offer, the policy provides that the independent members of the Governance Committee will consider all relevant factors, including, but not limited to:
▪any stated reasons why stockholders voted against such director;
▪any alternatives for curing the underlying cause of the “against votes”;
▪the director’s tenure;
▪the director’s qualifications;
▪the director’s past and expected future contributions to the Company; and
▪the overall composition of the Board, including whether accepting the resignation offer would cause the Company to fail to meet any applicable Securities and Exchange Commission requirements, New York Stock Exchange requirements or other legal requirements.
Our policy allows the Board to consider whether accepting the resignation offer would cause the Company to be in violation of its constituent documents or fail to meet any applicable regulatory or contractual requirements or impair the effective functioning of the Board due to the sudden loss of a unique qualification or expertise.
Our policy also requires public disclosure of our Board’s decision regarding the tendered resignation and, if the Board’s decision is to not accept the resignation, an explanation of its reasons for not accepting the resignation.
Accordingly, the Company’s current policy already provides for an irrevocable resignation offer from a director who fails to receive a majority vote and ensures that the Governance Committee and the Board act in a timely and transparent manner in response to that resignation offer, while providing appropriate flexibility for the Governance Committee and the
Board to consider the resignation offer in the broader context to arrive at a decision that is in the best interests of the
Company and its stockholders.
A policy that requires automatic resignations of directors who do not receive majority support to be automatically effective may have unintended consequences and presents the risk of losing a director who provides valuable skills and insights to the Company at a critical time. In this regard, it could also leave vacancies in important board seats. Rather than making resignations automatically effective, the Board believes it is important to be able to accept or reject such resignation after thoughtful deliberation and taking into account any factors or information it believes are appropriate and relevant, not all of which may be known to our stockholders. These factors also include any alternatives to address and cure the underlying reasons reasonably believed to have resulted in the director’s failure to receive the necessary votes for re-election.
Our current director resignation policy provides a balanced approach that ensures our Board has appropriate discretion to act in the best interests of our Company and our stockholders to either accept a director’s resignation or take any other action it deems necessary to address the concerns that led to the election results for that incumbent director.
The Company’s existing governance practices and policies already ensure that our Board is fully accountable to our stockholders.
For instance, these governance features include:
▪annual election of directors;
▪majority voting for director nominees in uncontested elections;
▪Independent Lead Director;

Acuity Brands, Inc. | 2025 Proxy Statement | 82
STOCKHOLDER PROPOSAL
▪independent Board, other than our CEO;
▪continued refreshment of our Board membership, the leadership of each of our standing committees, and the membership of our standing committees, including focused succession planning for each of the five new independent directors added from fiscal 2020 – fiscal 2024;
▪proxy access bylaw, allowing eligible long-term stockholders holding 3% or more of our outstanding common stock to include nominations for directors in the Company’s proxy statement;
▪no stockholder rights plan or “poison pill”;
▪special meeting rights, allowing stockholders owning shares of at least 20% of our outstanding common stock to call a special meeting of stockholders; and
▪no supermajority vote requirements in our Certificate of Incorporation or Bylaws.
In addition, we prioritize ongoing engagement and dialogue with our stockholders and have a robust and active year-
round engagement philosophy. We regularly engage with stockholders on a wide range of topics, including on governance priorities such as Board composition, refreshment, leadership and oversight, and the insights gained from these engagements help the Board remain responsive to stockholder interests.
The proposal is unnecessary in light of the extensive governance practices and policies we have adopted in order to ensure that our Board is fully accountable to our stockholders.
For the foregoing reasons, the Board unanimously recommends that you vote AGAINST this stockholder proposal.

The Board recommends that you vote AGAINST the stockholder proposal, if properly presented at the Annual Meeting.

Acuity Brands, Inc. | 2025 Proxy Statement | 83
Stock Ownership
Equity Compensation Plans
The following table provides information as of August 31, 2024 about equity awards under our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by the security holders(1)	1,449,833	(2)	$130.74	(3)	1,722,455	(4)
Equity compensation plans not approved by the security holders	NA		NA		NA
Total	1,449,833				1,722,455
(1)Includes the Omnibus Incentive Plan that was approved by our stockholders on January 5, 2022, the Employee Stock Purchase Plan, amended and restated effective March 1, 2006, that was approved by our sole stockholder in November 2001, the 2006 Nonemployee Directors’ Deferred
Compensation Plan (the “2006 NEDC”) that was approved by our sole stockholder in November 2001, and the 2011 Nonemployee Director’s Deferred
Compensation Plan (the “2011 NEDC”) that was approved by our stockholders in January 2012.
(2)Includes 939,424 stock options, 308,897 RSUs, 159,266 PSUs (at target), and 42,246 deferred stock units.
(3)Represents the weighted-average exercise price of outstanding stock options noted in footnote 2.
(4)Represents the number of shares available for future issuance under stockholder approved equity compensation plans, including, 739,315 shares available for grant without further stockholder approval under the Omnibus Incentive Plan and 983,140 shares available for issuance under the Employee
Stock Purchase Plan. No further awards may be granted under the 2006 NEDC or the 2011 NEDC. The shares previously available for issuance under the 2011 NEDC were transferred to the Omnibus Incentive Plan upon stockholder approval of that plan on January 5, 2022, as noted above.

Acuity Brands, Inc. | 2025 Proxy Statement | 84
STOCK OWNERSHIP
Beneficial Ownership of the Company’s Securities
The following table shows information as of November 25, 2024 (the "Table Date"), unless otherwise indicated, regarding the beneficial ownership of the Company's common stock by (i) each director and nominee for director, (ii) each NEO identified in this Proxy Statement, (iii) all current directors and executive officers as a group, and (iv) each person known to the Company to beneficially own more than five percent of the outstanding shares of the Company's common stock based solely on a review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. None of our
executive officers or non-employee directors hold any of our stock subject to pledge. Unless otherwise noted, the address of each beneficial owner listed in the table is: c/o Acuity Brands, Inc., 1170 Peachtree Street, N.E., Suite 1200, Atlanta,
Georgia 30309.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)(3)	Percent of Common Stock Outstanding(4)	Stock Units Held in Company Plans(5)
Neil M. Ashe	806,575	2.5%	84,761
Marcia J. Avedon, Ph.D.	—	*	2,114
W. Patrick Battle	3,238	*	8,991
Michael J. Bender	—	*	1,869
G. Douglas Dillard, Jr.	10,796	*	7,321
Barry R. Goldman	11,651	*	12,978
James H. Hance, Jr.	17,538	*	182
Karen J. Holcom	21,495	*	22,057
Maya Leibman	1,257	*	3,996
Dianne S. Mills	8,058	*	12,978
Laura G. O'Shaughnessy	2,111	*	5,025
Mark J. Sachleben	112	*	4,108
Mary A. Winston	4,027	*	4,640
All directors and executive officers as a group (13 persons)	886,858	2.8%	171,020
FMR LLC(6)	2,703,124	8.7%	NA
The Vanguard Group(7)	3,180,326	10.3%	NA
BlackRock, Inc.(8)	3,290,171	10.6%	NA
*Represents less than 1% of our common stock.
(1)Subject to applicable community property laws, and except as otherwise indicated, shares shown in the table above include shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee, or trustee for the beneficial owner’s account. Also, except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to all shares shown.
(2)Includes shares that may be acquired within 60 days of the Table Date upon the exercise of stock options, as follows: Mr. Ashe, 777,200 shares; Ms.
Holcom, 3,022 shares; Mr. Goldman, 7,012 shares; and all executive officers as a group, 787,234 shares.
(3)Includes time-vesting RSAs granted under our Omnibus Incentive Plan, portions of which vest in January 2025. The directors have sole voting power over their RSA shares. RSA shares are included for Mr. Hance, 681 shares.
(4)Based on 30,981,785 shares of the Company's common stock issued and outstanding as of the Table Date; does not include the stock units reported in the column titled "Stock Units Held in Company Plans."
(5)Includes stock units held by non-employee directors in the 2006 NEDC and 2011 NEDC, DSUs held in the Omnibus Incentive Plan as shown for each director, and RSUs and PSUs (at target) as shown for the NEOs. The Company's Stock Ownership Guidelines track stock units, DSUs, RSUs, PSUs (for which performance objectives have been satisfied), and vested stock options that are in-the-money for purposes of compliance with such guidelines.
(6)This information is based on a Schedule 13G/A filed with the SEC by (a) FMR LLC and (b) Abigail P. Johnson, director, chairman and CEO of FMR LLC, each with principal business office at 245 Summer Street, Boston, Massachusetts 02210 on November 12, 2024, containing information as of
November 8, 2024, in which the reporting persons report sole voting power with respect to 2,530,061 shares and sole dispositive power with respect to
2,703,124 shares.
(7)This information is based on a Schedule 13G/A filed with the SEC by The Vanguard Group, 100 Vanguard Blvd., Malvern, Pennsylvania 19355, on
February 13, 2024, containing information as of December 29, 2023, in which the reporting person reports shared voting power with respect to 11,126 shares, sole dispositive power with respect to 3,135,626 shares, and shared dispositive power with respect to 44,700 shares.
(8)This information is based on a Schedule 13G/A filed with the SEC by BlackRock, Inc., 50 Hudson Yards, New York, New York 10001, on June 7, 2024,
containing information as of May 31, 2024, in which the reporting person reports sole voting power with respect to 3,079,643 shares and sole dispositive power with respect to 3,290,171 shares.

Acuity Brands, Inc. | 2025 Proxy Statement | 85
STOCK OWNERSHIP
Certain Relationships and Related
Person Transactions
There is no family relationship between any of our executive officers or directors, and there are no arrangements or understandings between any of our executive officers or directors and any other person pursuant to which any of them was elected an officer or director, other than arrangements or understandings with our directors or officers acting solely in their capacities as such. Generally, our executive officers are elected annually and serve at the pleasure of the Board.
We have transactions in the ordinary course of business with unaffiliated corporations and institutions, or their subsidiaries, for which certain of our non-employee directors serve as directors. None of our directors serve as executive officers of those companies. Management believes the directors had no direct or indirect material interest in transactions in which we engaged with those companies during the fiscal year.
With respect to those companies having common non-employee directors with us, management believes the directors had no direct or indirect material interest in transactions in which we engaged with those companies during the fiscal year.
Under our Code of Ethics and Business Conduct, all transactions involving a conflict of interest, including related party transactions, are generally prohibited. The Code of Ethics and Business Conduct requires directors and associates to disclose in writing any beneficial interest they may have in any firm seeking to do business with us or any relationship with any person who might benefit from such a transaction. In certain limited circumstances, our Governance Committee may grant a written waiver for certain activities, relationships, or situations that would otherwise violate the Code of Ethics and
Business Conduct, after the director or associate has disclosed in writing to the Governance Committee all relevant facts and information concerning the matter.
Under our Corporate Governance Guidelines and Governance Committee Charter, the Governance Committee annually reviews the qualifications of directors, including any other public company boards on which each director serves. Directors must advise the Board Chair prior to accepting membership on any other public company board. In addition, our Related
Person Transaction Policy requires the advance review and approval by the Audit Committee of any proposed related person transaction and sets forth procedures and outlines factors to be considered in such instance, which include, among other factors:
▪whether the transaction is on terms no less favorable to Acuity than terms generally available to it from an unaffiliated third-party under the same or similar circumstances;
▪the extent of the related person’s interest in the transaction;
▪whether the transaction would lead to any conflicts of interest;
▪whether the transaction is inconsistent with the interests of Acuity and its stockholders;
▪whether the transaction would impair the independence of an outside director; and
▪the business reasons for Acuity to enter into the transaction.
Management also follows additional written procedures to identify related person transactions. These procedures are carried out annually at the direction of the Governance Committee in connection with evaluating directors and director nominees.
Additional quarterly procedures are also completed to affirm no changes to annual representations. As part of these quarterly procedures, we request that each director and executive officer verify and update the following information:
▪a list of immediate family members;
▪a list of entities where the director or executive officer is an associate, director, or executive officer;
▪each entity where an immediate family member of a director or executive officer is an executive officer;
▪each entity in which the director or executive officer or an immediate family member is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest; and
▪each charitable or non-profit organization where the director or executive officer or an immediate family member is an associate, executive officer, director, or trustee.
We compile a list of all such persons and entities. The list is reviewed and updated and then distributed within the
Company to identify potential transactions through comparison to ongoing transactions along with payment and receipt information. Transactions are compiled for each person and entity and then reviewed for relevancy. Any relevant information identified is presented to the appropriate governing body for review and/or action.

Acuity Brands, Inc. | 2025 Proxy Statement | 86
STOCK OWNERSHIP
Transactions with Related Persons
Sarah Ashe, daughter of Mr. Ashe, Chairman, President, and Chief Executive Officer, became an employee of the
Company during fiscal 2024 and is currently serving as Corporate Development & Strategy Associate. Ms. Ashe was
selected to serve in this role based on her qualifications and experience. In fiscal 2024, Ms. Ashe received compensation and benefits that the Company believes are consistent with market rates for the role and based on employment terms that are no less favorable to the Company than it would generally use for an unaffiliated third-party, including base salary at a rate of $125,000 per year, a bonus of approximately $35,200 attributed to fiscal 2024 performance, and retirement, health, and wellness benefits of approximately $1,180. Pursuant to the Company’s Related Person Transactions Policy, our Audit
Committee has approved Ms. Ashe’s employment and the terms of her employment and will review the terms of
Ms. Ashe’s employment on an annual basis to consider whether it continues to be appropriate under the Related Person
Transactions Policy. Mr. Ashe is not a member of the Audit Committee and recuses himself from consideration of such matter.

Acuity Brands, Inc. | 2025 Proxy Statement | 87
Questions Relating to this
Proxy Statement
Information about our Virtual Annual Meeting
Our Annual Meeting will be held in a virtual format only via the Internet. There will be no physical meeting location for stockholders to attend. We believe a virtual meeting allows broader access by our stockholders and other interested parties and have taken steps to ensure that stockholders will have the same rights and opportunities to participate as they would have had at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically, and submit questions before and during the virtual Annual Meeting. The recording of the virtual Annual Meeting, including the question and answer session, will be available at www.virtualshareholdermeeting.com/AYI2025 for twelve months after the date of this Annual Meeting.
How do I attend the virtual Annual Meeting?
To participate in the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/AYI2025 on January 22, 2025 and enter your 16-digit control number included on your proxy card, your Notice of Internet Availability, or the instructions included with your proxy materials. The meeting will begin promptly at 1:00 p.m. ET on January 22, 2025. Online access will begin fifteen (15) minutes prior to the start of the meeting. If you are unable to locate your 16-digit control number, you will be able to login as a guest. However, if you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
The virtual meeting platform is supported across most Internet browsers and devices (desktop computers, laptop computers, tablets, and smart phones) running updated versions of applicable software and plugins. Stockholders should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
Can I ask a question at the virtual Annual Meeting?
Yes, you will be able to submit questions electronically during the Annual Meeting by using the "Ask a Question" field during the webcast if you have logged in using your control number on your proxy card or Notice of Internet Availability.
After entering your 16-digit control number, you may also submit a question prior to the meeting on the voting website at
www.proxyvote.com by selecting the "Question for Management" field.
During the live question and answer session of the meeting, members of our executive leadership team will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chair of the meeting (or such other person designated by our Board), may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. However, we reserve the right to edit or reject questions we deem profane or otherwise inappropriate. During the meeting, details for submitting written questions will be available at www.virtualshareholdermeeting.com/AYI2025.
What do I do if I have technical difficulties during the virtual Annual Meeting?
If you have any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page.
Other Questions
What is a proxy?
It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for this Annual Meeting. These officers are Neil M. Ashe and Karen J. Holcom.

Acuity Brands, Inc. | 2025 Proxy Statement | 88
QUESTIONS RELATING TO THIS PROXY STATEMENT
What is a proxy statement?
It is a document that SEC regulations require us to provide to you when we ask you to vote over the Internet, by telephone, or (if you received a proxy card by mail) by signing and returning a proxy card designating Neil M. Ashe and
Karen J. Holcom as proxies to vote on your behalf.
Who is soliciting proxies in connection with this Proxy Statement?
The Board is furnishing this information in connection with the solicitation of proxies for the Annual Meeting of stockholders to be held on January 22, 2025.
Who is entitled to vote at the meeting?
Only owners of shares of common stock of the Company at the close of business on November 25, 2024, the record date, are entitled to vote at the meeting, or at any adjournments or postponements of the meeting. Each owner on the record date is entitled to one vote for each share of common stock held. There were 30,981,785 shares of common stock issued and outstanding on the record date.
What is the record date and what does it mean?
November 25, 2024 is the record date for this Annual Meeting. The record date is established by the Board as required by
Delaware law. Owners of record of our common stock at the close of business on the record date are entitled to receive notice of the meeting and vote at the meeting and any adjournments or postponements of the meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?
Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice of Internet Availability of Proxy Materials in the mail. Unless requested, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice of Internet Availability of Proxy Materials
instructs you how to access and review the Proxy Statement and Annual Report over the Internet at www.proxyvote.com.
The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy over the Internet, or how you can request a full set of proxy materials, including a proxy card to return by mail. If you received a Notice of
Internet Availability of Proxy Materials in the mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials provided in the Notice of Internet Availability of
Proxy Materials.
What is the difference between a stockholder of record and a stockholder who holds stock in street name?
If your shares are registered in your name with our transfer agent, Computershare, you are a stockholder of record. If your shares are held in the name of your broker, bank, trustee, or other nominee, your shares are held in street name. If you hold your shares in street name, you will have the opportunity to instruct your broker, bank, trustee, or other nominee as to how to vote your shares. Street name stockholders may only vote in person if they have a legal proxy as discussed in detail below.
How do I vote as a stockholder of record?
As a stockholder of record, you may vote by one of the four methods described below:
By the Internet. You may give your voting instructions by the Internet as described in the Notice of Internet Availability of
Proxy Materials, proxy materials email, or any proxy card you receive. This method is also available to stockholders who hold shares in the Direct Stock Purchase Plan or in a 401(k) plan we sponsor. The Internet voting procedure is designed to verify the voting authority of stockholders. You will be able to vote your shares by the Internet and confirm that your vote has been properly recorded. Please see the Notice of Internet Availability of Proxy Materials, proxy materials email, or any proxy card you receive for specific instructions.
By Telephone. You may give your voting instructions by calling 1-800-690-6903. This method is also available to stockholders who hold shares in the Direct Stock Purchase Plan or in a 401(k) plan we sponsor. The telephone voting procedure is designed to verify the voting authority of stockholders. The procedure allows you to vote your shares and to confirm that your vote has been properly recorded. Please see your proxy card (if you received a proxy card) for specific instructions.
By Mail. You may sign and date your proxy card (if you received a proxy card) and mail it in the prepaid and addressed envelope enclosed therewith.
During the Meeting. You may vote electronically during the Annual Meeting.

Acuity Brands, Inc. | 2025 Proxy Statement | 89
QUESTIONS RELATING TO THIS PROXY STATEMENT
How do I vote as a street name stockholder?
If your shares are held through a broker, bank, trustee, or other nominee, you will receive a request for voting instructions with respect to your shares of our common stock from the broker, bank, trustee, or other nominee. You should respond to the request for voting instructions in the manner specified by the broker, bank, trustee, or other nominee. If you have questions about voting your shares, you should contact your broker, bank, trustee, or other nominee.
If you hold your shares through a broker, bank, trustee, or other nominee and you wish to vote electronically during the meeting, you will need to obtain a legal proxy. You must request a legal proxy through your broker, bank, trustee, or other nominee. Please note that if you request a legal proxy, any proxy with respect to your shares of our common stock previously executed by your broker, bank, trustee, or other nominee will be revoked and your vote will not be counted unless you participate in the meeting and vote electronically or legally appoint another proxy to vote on your behalf.
What if I change my mind after I return my proxy?
You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:
▪voting again by the Internet or by telephone prior to 11:59 p.m. ET on January 21, 2025;
▪giving written notice to our Corporate Secretary that you wish to revoke your proxy and change your vote; or
▪voting electronically during the Annual Meeting after entering your 16-digit control number.
What is a quorum?
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual
Meeting, present in person (virtually) or represented by proxy, is necessary to constitute a quorum. The election inspector appointed for the meeting will tabulate votes cast by proxy and in person (virtually) at the meeting and determine the presence of a quorum.
Will my shares be voted if I do not vote by the Internet, vote by telephone, sign and return a proxy card, or vote electronically during the Annual Meeting?
If you are a stockholder of record and you do not vote by the Internet, vote by telephone, sign and return a proxy card, or participate in the Annual Meeting and vote electronically, your shares will not be voted and will not count in deciding the matters presented for stockholder consideration in this Proxy Statement.
If your shares are held in street name through a bank or broker and you do not provide voting instructions before the
Annual Meeting, your bank or broker may vote your shares on your behalf under certain circumstances. Brokerage firms have the authority under certain rules to vote shares for which their customers do not provide voting instructions on
“routine” matters.
The ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter under these rules. Therefore, brokerage firms are allowed to vote their customers’ shares on this matter if the customers do not provide voting instructions. If your brokerage firm votes your shares on this matter because you do not provide voting instructions, your shares will be counted for purposes of establishing a quorum to conduct business at the meeting and in determining the number of shares voted for or against each routine matter.
When a matter is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that matter, the brokerage firm cannot vote the shares on that matter. This is called a
“broker non-vote.” Only the ratification of the appointment of our independent registered public accounting firm is considered a “routine” matter. The other matters are not considered routine matters.
We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.
What vote is required for each proposal and how are abstentions and broker non-votes counted?
The shares of a stockholder whose proxy on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of establishing the presence of a quorum. As described above, broker non-votes will be counted for purposes of establishing a quorum.

Acuity Brands, Inc. | 2025 Proxy Statement | 90
QUESTIONS RELATING TO THIS PROXY STATEMENT
The following table summarizes the voting requirement for each of the proposals under our Bylaws and the effect of abstentions and broker non-votes on each proposal:

Proposal Number	Item	Votes Required for Approval	Abstentions	Broker Non-Votes	Board Voting Recommendation
1	Election of nine directors	Majority of votes cast(1)	Not counted	Not counted	FOR each director nominee
2	Ratification of the appointment of our independent registered public accounting firm for fiscal 2025	Majority of votes cast(2)	Not counted	Discretionary vote	FOR
3	Advisory vote to approve named executive officer compensation	Majority of votes cast(2)	Not counted	Not counted	FOR
4	Stockholder proposal regarding a director election resignation bylaw	Majority of votes cast(2)	Not counted	Not counted	AGAINST
(1)According to our Bylaws, in uncontested director elections, each director shall be elected by the affirmative vote of a majority of the votes cast, where the
“affirmative vote of a majority of votes cast” means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against”
that director.
(2)According to our Bylaws, except as otherwise required by law, all matters other than the election of directors shall be determined by a majority of the votes cast affirmatively or negatively.
Proxies that are properly executed and delivered, and not revoked, will be voted as specified on the proxy card. If you properly execute and deliver a proxy card or vote your shares via the Internet, but do not provide voting instructions, your shares will be voted as listed in the “Board Voting Recommendation” column in the table above.
How are proxies solicited and what is the cost?
We will bear all expenses incurred in connection with the solicitation of proxies. We have also engaged Innisfree M&A
Incorporated to assist us in connection with the solicitation of proxies for this Annual Meeting for a fee of approximately
$25,000 plus reasonable expenses. Our directors, officers, and associates may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities. We will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of common stock.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 22, 2025.
The Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

Acuity Brands, Inc. | 2025 Proxy Statement | 91
Other Matters
We know of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.
Next Annual Meeting – Stockholder
Proposals and Director Nominations
Proposals to Be Included in Next Year’s Proxy Statement
If you wish to have a proposal considered for inclusion in our proxy solicitation materials for our next annual meeting of stockholders (expected to be held in January 2026) pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), the proposal must comply with the SEC’s proxy rules, be stated in writing, and be submitted on or before August 14, 2025
(120 days prior to the first anniversary of the mailing of this Proxy Statement). All such proposals should be sent by certified mail, return receipt requested.
Other Stockholder Proposals and Nominations
Article I, Section 1 of our Bylaws establishes an advance notice procedure for stockholder proposals to be brought before any annual meeting of stockholders and for nominations by stockholders of candidates for election as directors at an annual meeting. Subject to any other applicable requirements, including, without limitation, Rule 14a-8, nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders by any stockholder of record who was a stockholder of record at the time of the giving of notice for the annual meeting, who is entitled to vote at the meeting, and who has complied with our notice procedures and, if applicable, the universal proxy rules of the SEC, including Rule 14a-19 under the Exchange Act.
Assuming that our next annual meeting of stockholders is held within 30 days before or after the anniversary of this
Annual Meeting, a stockholder’s notice of intention to introduce a nomination or to propose an item of business at our
2025 annual meeting must be delivered to our Corporate Secretary at our principal executive offices not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, or between
September 24, 2025 and October 24, 2025.
Proxy Access Director Nominations
Article I, Section 9 of our Bylaws establishes procedures for nominations by eligible stockholders of candidates for election as directors at an annual meeting and to have those nominees included in our proxy materials. Assuming that our 2025 annual meeting is held within 30 days before or after the anniversary of this 2024 Annual Meeting, a stockholder’s notice of a proxy access nomination must be delivered to our Corporate Secretary at our principal executive offices not less than
120 days or more than 150 days prior to the anniversary of the date on which we first mailed the proxy materials for this
2024 Annual Meeting, or between July 15, 2025 and August 14, 2025. All nominating stockholders and stockholder nominees must comply with the provisions of our Bylaws.
Householding
We have adopted a procedure approved by the SEC called “householding” under which multiple stockholders who share the same last name and address and do not participate in electronic delivery will receive only one copy of the proxy materials, including our Annual Report on Form 10-K, or one Notice of Internet Availability of Proxy Materials unless we receive contrary instructions from one or more of the stockholders. If you wish to opt out of householding and continue to receive multiple copies of the proxy materials, including our Annual Report on Form 10-K, or the Notice of Internet
Availability of Proxy Materials at the same address, or if you have previously opted out and wish to participate in householding, you may do so by notifying us in writing or by telephone at: Corporate Secretary, Acuity Brands, Inc., 1170
Peachtree Street, N.E., Suite 1200, Atlanta, Georgia 30309, (404) 853-1400, and we will promptly deliver the requested

Acuity Brands, Inc. | 2025 Proxy Statement | 92
NEXT ANNUAL MEETING – STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
materials. You also may request additional copies of the proxy materials, including our Annual Report on Form 10-K, or the Notice of Internet Availability of Proxy Materials by notifying us in writing or by telephone at the same address or telephone number.
General Information
All notices for stockholder proposals and nominations made pursuant to our Bylaws must comply with the applicable provisions of our Bylaws. The preceding are summaries of the applicable provisions of our Bylaws and are qualified in its entirety by reference to those Bylaws, which are available on our website at www.acuitybrands.com under For
Investors then Governance—Committee Charters & Governance Documents.
Notices must be in writing and sent to us at our principal executive offices at 1170 Peachtree Street, N.E., Suite 1200,
Atlanta, Georgia 30309, Attention: Corporate Secretary.
Forward-Looking Information
This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements include, but are not limited to, statements that describe or relate to the Company’s plans, initiatives, projections, vision, goals, targets, commitments, expectations, objectives, prospects, strategies, or financial outlook, and the assumptions underlying or relating thereto. In some cases, we may use words such as “expect,” “believe,” “intend,” “anticipate,” “estimate,” “forecast,”
“indicate,” “project,” “predict,” “plan,” “may,” “will,” “could,” “should,” “would,” “potential,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances, to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Forward-looking statements are not guarantees of future performance. Our forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and are subject to known and unknown risks and uncertainties, assumptions, and other important factors, many of which are outside of our control and any of which could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties are discussed in our filings with the
U.S. Securities and Exchange Commission, including our most recent annual report on Form 10-K (including, but not limited to, the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and
Results of Operations"), quarterly reports on Form 10-Q, and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. This Proxy Statement is not comprehensive, and for that reason, should be read in conjunction with such filings. You are cautioned not to place undue reliance on any forward-looking statements.
Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, whether as a result of new information, future events, or otherwise.
Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, the EarthLIGHT report, or any other information on the Company’s website that we may refer to herein, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.
Trademarks
All trademarks referenced in this Proxy Statement are property of their respective owners.

Acuity Brands, Inc. | 2024 Proxy Statement | A-1
Appendix A: Reported Performance
Metrics
Reconciliation of U.S. Generally Accepted Accounting Principles ("GAAP") to Non-
U.S. GAAP Financial Measures and Methodology for Calculating Non-U.S. GAAP
Financial Measures

(In millions, except per share data)	Year Ended August 31,
	2024		2023		2022
Net Sales	$3,841.0		$3,952.2		$4,006.1
Operating profit (GAAP)	$553.3		$473.4		$509.7
Percent of net sales		14.4%		12.0%		12.7%
Add-back: Amortization of acquired intangible assets	39.7		42.1		41.0
Add-back: Share-based payment expense	46.6		42.0		37.4
Add-back: Supplier recovery charge	—		13.0		—
Add-back: Special charges(1)	—		26.9		—
Adjusted operating profit (non-GAAP)	$639.6		$597.4		$588.1
Percent of net sales		16.7%		15.1%		14.7%
Net income (GAAP)	$422.6		$346.0		$384.0
Add-back: Amortization of acquired intangible assets	39.7		42.1		41.0
Add-back: Share-based payment expense	46.6		42.0		37.4
Add-back: Supplier recovery charge	—		13.0		—
Add-back: Loss on sale of a business	—		11.2		—
Add-back: Special charges(1)	—		26.9		—
Add-back: Impairments of investments	—		2.5		—
Total pre-tax adjustments to net income	86.3		137.7		78.4
Income tax effect	(19.8)		(31.7)		(18.0)
Adjusted net income (non-GAAP)	$489.1		$452.0		$444.4
Diluted earnings per share (GAAP)	$13.44		$10.76		$11.08
Adjusted diluted earnings per share (non-GAAP)(2)	$15.56		$14.05		$12.83
(1)Special charges in 2023 include $14.0 million in trade name impairment charges and $12.9 million in severance costs and other charges associated with the disposal of a business and our ongoing transformation efforts.
(2)Adjusted diluted earnings per share is equal to adjusted net income divided by Diluted weighted average number of shares outstanding on the
Condensed Consolidated Statements of Comprehensive Income.

(In millions)	Year Ended August 31,
	2024	2023	2022
Net cash provided by operating activities (GAAP)	$619.2	$578.1	$316.3
Less: Purchases of property, plant, and equipment	(64.0)	(66.7)	(56.5)
Free cash flow (non-GAAP)	$555.2	$511.4	$259.8

Acuity Brands, Inc. | 2024 Proxy Statement | B-1
Appendix B: Compensation Performance
Metrics
Reconciliation of U.S. Generally Accepted Accounting Principles ("GAAP") to
Non-U.S. GAAP Financial Measures and Methodology for Calculating Non-U.S. GAAP
Financial Measures
We use various non-GAAP financial measures to evaluate the performance of our management team, including the
NEOs. For the assessment of the performance of management, the Board believes certain non-GAAP measures better reflect the operational performance of the business. The Board also believes that in order to drive the desired management performance, the calculation of Adjusted operating profit (non-GAAP) as a management performance metric should not include certain adjustments that are included in our reported results, as further described in footnote 2 below.
The following are reconciliations of GAAP measures to non-GAAP measures. Additionally, we have provided definitions and calculations for certain financial measures that do not have an equivalent GAAP financial measure.
Reconciliation of U.S. GAAP Financial Measures to Non-U.S. GAAP Financial Measures

Fiscal years ($ millions)	2024	2023	2022
Net Sales	$3,481.0	$3,952.2	$4,006.1
Operating profit (GAAP)	553.3	473.4	509.7
Add-back: Employee severance and relocation costs(1)	—	12.9	—
Adjusted operating profit (non-GAAP)(2)	$553.3	$486.3	$509.7
Operating profit margin (GAAP)	15.9%	12.0%	12.7%
Adjusted operating profit margin (non-GAAP)	15.9%	12.3%	12.7%
(1)Employee severance and relocation costs relate primarily to efforts to streamline the organization.
(2)Adjusted operating profit used for calculation of performance measures differs from the same measures used in our reported results, as our performance measures do not add back amortization of acquired intangible assets, share-based payment expense, impairment charges and acquisition-related items.

Fiscal years ($ millions)	2024	2023	2022
Net cash provided by operating activities (GAAP)	$619.2	$578.1	$578.1
Less: Purchase of property, plant, and equipment	(64.0)	(66.7)	(66.7)
Free cash flow (non-GAAP)	$555.2	$511.4	$511.4

Acuity Brands, Inc. | 2024 Proxy Statement | B-2
APPENDIX B: COMPENSATION PERFORMANCE METRICS
Adjusted Return on Invested Capital (adjusted ROIC) equals Adjusted net operating profit after taxes (NOPAT) divided by Average capital. Average capital equals Total debt plus Total stockholders' equity less excess cash (>$100 million)
(average of five quarters).
Weighted Average Cost of Capital (WACC) is calculated utilizing the methodology of the Capital Asset Pricing Model
(average of five quarters).

Fiscal Years ($ millions)		2024	2023	2022
Income before income taxes (GAAP)		$548.6	$446.7	$493.9
Add back: Interest, net		(4.5)	18.9	24.9
Add-back: Acquisition or divestiture-related items(1)		—	11.2	—
Add-back: Employee severance and other costs(2)		—	12.9	—
Less: Impairments of investments		—	—	—
Adjusted net operating profit before taxes		544.1	489.7	518.8
Less: Taxes		(125.0)	(109.7)	(115.5)
Adjusted net operating profit after taxes (non-GAAP)	(a)	$419.1	$380.0	$403.3
Average stockholders' equity(3)		$2,172.5	$1,949.6	$2,010.4
Plus: Debt(3)		495.9	498.9	522.7
Less: Excess cash(4)		(507.0)	(220.7)	(302.5)
Average capital (non-GAAP)	(b)	$2,161.4	$2,227.8	$2,230.6
Adjusted ROIC (non-GAAP)	(a)/(b)	19.4%	17.1%	18.1%
WACC (non-GAAP)	(c)	10.9%	10.5%	9.4%
Performance metric percentage points (non-GAAP)	(a)/(b)-(c)	8.5	6.6	8.7
(1)Acquisition or divestiture-related items include a loss on the disposal of a business in fiscal 2023.
(2)Charges in fiscal 2023 relate to employee severance costs and impairments of operating lease right of use assets associated with streamlining activities.
(3)For each respective fiscal year end, the amounts represent the rolling five-quarter average of our reported stockholders’ equity (GAAP) and our reported
Debt (GAAP).
(4)For each respective fiscal year end, the amounts represent cash balances in excess of $100 million for the rolling five-quarter average.

AcuityBrands

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on January 21, 2025 for shares held directly and by 11:59 P.M. Eastern Time on January 19, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AYI2025**

You may attend the meeting via Internet and vote during the meeting. There will be no physical location for stockholders to attend and vote at the meeting. Use the information that is printed in the box marked by the arrow and follow the instructions to access the meeting and vote these shares.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on January 21, 2025 for shares held directly and by 11:59 P.M. Eastern Time on January 19, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Acuity Brands, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58674-P19523

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ACUITY BRANDS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE LISTED ON ITEM 1; "FOR" ITEMS 2 AND 3; AND "AGAINST" ITEM 4.

1. ELECTION OF DIRECTORS

Nominees:	For	Against	Abstain
1a. Neil M. Ashe	☐	☐	☐
1b. Marcia J. Avedon, Ph.D.	☐	☐	☐
1c. W. Patrick Battle	☐	☐	☐
1d. Michael J. Bender	☐	☐	☐
1e. G. Douglas Dillard, Jr.	☐	☐	☐
1f. James H. Hance, Jr.	☐	☐	☐
1g. Maya Leibman	☐	☐	☐
1h. Laura G. O'Shaughnessy	☐	☐	☐
1i. Mark J. Sachleben	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2025.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐
4. Stockholder proposal regarding a director resignation bylaw.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, the proxy will be voted: "FOR" the election of each director nominee listed on Item 1; "FOR" Items 2 and 3; and "AGAINST" Item 4.** If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V58675-P19523

ACUITY BRANDS, INC.
ANNUAL MEETING OF STOCKHOLDERS JANUARY 22, 2025
This proxy is solicited by the Board of Directors of Acuity Brands, Inc.

The stockholder(s) hereby appoint(s) Neil M. Ashe and Karen J. Holcom, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Acuity Brands, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m. Eastern Time on January 22, 2025 via the Internet at www.virtualshareholdermeeting.com/AYI2025, and any adjournments or postponements thereof on matters properly coming before the meeting, including, without limitation, the items listed on the reverse side of this form.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED: "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE LISTED ON ITEM 1; "FOR" ITEMS 2 AND 3; AND "AGAINST" ITEM 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE